[GRAPHIC OMITTED]

"At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term."

                                                                 --Nancy Tengler

--------------------------------------------------------------------------------

     FREMONT MUTUAL FUNDS, INC.
     ----------------------------------------------------------------------
                                           Annual Report | October 31, 2002

--------------------------------------------------------------------------------

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

[PHOTO]

Dear Fremont Fund Shareholders,

This year investors have suffered through the worst bear market since the Depression. All indications are that 2002 will go down in history as one of those rare periods when the bond market has outperformed the stock market for three consecutive years. That has happened only twice before: 1929-1932 during the Great Depression and 1939-1941 during the early stages of World War II. This has indeed been an extraordinary year.

We have not been sitting by idly during this difficult time. As experienced, long-term investors, we have built a disciplined team and investment process. At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term. Discipline is the cornerstone of all we do, and it is paramount in our selection of an elite group of outside managers to sub-advise some of our funds.

In 2002 we launched the Fremont New Era Growth Fund managed by Northstar Capital Management. Northstar's selection was the result of the rigorous search process we use to scrutinize our sub-advisor candidates. Our Manager Search and Evaluation team identified this relatively unknown manager after months of comprehensive investigation and research. This included extensive portfolio and performance analysis and in-depth interviews with the portfolio managers. The result? We selected a highly accomplished team of investment professionals who have worked together over an extended period of time employing a consistently applied discipline with impressive long-term results.

We believe our search process makes these results repeatable, and we demonstrated as much by selecting Jarislowsky Fraser Limited of Montreal to manage the Fremont International Growth Fund and a portion of the Fremont Global Fund at the end of June. Again, our Manager Search and Evaluation team, using our disciplined process, identified a firm with a consistently applied investment discipline, an outstanding investment team and an enviable long-term track record. We encourage you to read Morningstar's latest, and very positive, review of the Fremont International Growth Fund entitled: "A Great Fund Managed by Our Northern Neighbors," available at our Web site, www.fremontfunds.com.

In 2002 we also closed the Fremont U.S. Micro-Cap Fund to new investors and announced that its counterpart, the Fremont Institutional U.S. Micro-Cap Fund, would close when assets grow to a comparable level.

We at Fremont are committed to delivering superior fund offerings to you, our shareholders. And we are gratified by your continued support in this, one of the worst bear market periods in history. Our pledge to you is that the Fremont Fund Family will continue to provide an elite offering of investments that you can count on in the years to come.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
Fremont Funds

[SIDE NOTE]

"At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term."

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund                                                            2
Fremont International Growth Fund                                              4
Fremont New Era Value Fund                                                     6
Fremont New Era Growth Fund                                                    8
Fremont Structured Core Fund (formerly Fremont Growth Fund)                   10
Fremont U.S. Small Cap Fund                                                   12
Fremont U.S. Micro-Cap Fund                                                   14
Fremont Real Estate Securities Fund                                           16
Fremont Bond Fund                                                             18
Fremont California Intermediate Tax-Free Fund                                 20
Fremont Money Market Fund                                                     22

REPORT OF INDEPENDENT ACCOUNTANTS                                             24

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Global Fund                                                           25
Fremont International Growth Fund                                             34
Fremont New Era Value Fund                                                    35
Fremont New Era Growth Fund                                                   36
Fremont Structured Core Fund                                                  37
Fremont U.S. Small Cap Fund                                                   39
Fremont U.S. Micro-Cap Fund                                                   40
Fremont Real Estate Securities Fund                                           42
Fremont Bond Fund                                                             43
Fremont California Intermediate Tax-Free Fund                                 48
Fremont Money Market Fund                                                     50
Notes to Schedules of Investments in Securities and Net Assets,
  Portfolio Abbreviations & Currency Abbreviations                            53
Country Diversification                                                       54

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          56
Statements of Operations                                                      60
Statements of Changes in Net Assets                                           64

FINANCIAL HIGHLIGHTS                                                          70

NOTES TO FINANCIAL STATEMENTS                                                 77

TAX DESIGNATION                                                               87

DIRECTORS AND OFFICERS                                                        88

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation Committee, Portfolio Managers Fremont Investment Advisors, Inc.

[PHOTOS]

Nancy Tengler, Noel DeDora,
Al Kirschbaum, and Sandie Kinchen

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont Global Fund declined 11.74% and 9.85%, respectively, compared to Lipper Global Flexible Fund Average's 12.10% and 7.13% losses over the same time periods.

     In second half fiscal 2002, mixed economic signals, reduced earnings expectations, and the possibility of war with Iraq took a toll on the U.S. equity market. Near panic selling in July and again in September brought leading market indices down to five-year lows before stocks rallied in October. Less economically sensitive sectors such as consumer staples, health care, and financials held up better than cyclical sectors such as technology and industrials. In general, these economic and market trends were mirrored in Europe.

     In a classic "flight to quality" U.S. Treasury securities soared, bringing yields down to historically low levels in September. Treasuries gave back some gains in October as the stock market rally siphoned money out of the government bond market. Although inflation remained muted in the U.S. and Europe, Inflation-Linked (IL) government bonds outperformed regular "govies". Corporate bonds lagged--a reflection of investor concern over credit quality in an uneven and still fragile economic recovery. Mortgage-backed securities held up relatively well despite rising pre-payment risk associated with the home refinancing boom. European bonds delivered respectable returns. However, with the dollar stabilizing against the euro in the second half, returns for U.S. investors were no longer boosted by favorable currency translation.

     In the domestic equity portfolio, our slight bias to cyclical growth stocks worked against us as value sectors continued to outperform. Our global fixed income investments generated decent returns and provided ballast for the portfolio in the stormy equity markets. Our increasing commitment to Inflation-Linked government bonds and repositioning in lower coupon and lower maturity mortgage-backed securities enhanced returns.

     At the close of fiscal 2002, the Fund was slightly over-weighted U.S. equities (46% versus a neutral 45%) and under-weighted international equities (17% compared to a neutral 20%). The Fund was over-weighted global bonds (36% versus a neutral 33%). The remaining 1% was in cash reserves.

     Looking out over the next several quarters, we believe the U.S. economy can continue to expand at a modest 2.5% annual rate, following the pattern in 1990-91, when the economy emerged from a similarly shallow recession. Personal income continues to trend higher, and although there has been little new job creation, unemployment appears to have stabilized below 6%. Consumer debt service (excluding transaction usage) is around 12.5%. Historically, this has not been a level to cause undue concern. Business investment remains anemic, a reflection of the current economic uncertainties. However, we believe as the economic recovery shows it has staying power and earnings steadily improve, CEOs will resume spending money on their businesses. "Bricks and mortar" capital spending may remain depressed until capacity utilization rates increase significantly. However, capital spending on productivity enhancing technology and related equipment could precede it.

     Although encouraged by the equity market's strong showing through most of October, we can only be sure the market has bottomed after the fact. In general, third quarter earnings met reduced expectations. However, the slow pace of the economic and corporate profit recovery along with ongoing geopolitical tensions may continue to undermine investor confidence. Also, we are mindful that although equities are no longer grossly overvalued, they are not uniformly cheap by historical standards. Looking farther ahead, we believe the global economy will gain momentum in the second half of calendar 2003 and that the equities markets will begin anticipating a more vibrant economy and more impressive corporate earnings growth. In this scenario, we believe growth cyclicals will outperform traditional value sectors.

[SIDE NOTE]

FUND PROFILE

Fremont Global Fund offers investors a balanced approach to global investing. The Fund management team understands the reward potential and, perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     The Fund's portfolio management team employs a three-step investment process. First, they develop global economic and financial forecasts. Next, they examine financial market data to determine the most advantageous mix of stocks, bonds and cash. Finally, each portfolio manager selects individual securities based on intensive quantitative or fundamental analysis.

2  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

     Over the coming quarters, we expect global bond prices to remain relatively stable, with yield being the primary component of total return. Although the yield spread between government and corporate bonds widened significantly in fiscal 2002, we will likely wait for an improved economic outlook before increasing our allocation to corporates. Our neutral allocation to global bonds is now 33% (15% regular bonds and 18% IL bonds). We don't believe inflation is a threat. However, IL securities are still priced competitively with regular government bonds and the increasing supply of IL bonds is stimulating strong demand as institutional investors come into the market.

Sincerely,

/s/ Nancy Tengler  /s/ Noel DeDora
/s/ Al Kirschbaum  /s/ Sandie Kinchen

Fremont Investment Advisors

--------------------------------------------------------------------------------

FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Canada                        3.7%
Europe                       27.2%
Japan                         2.0%
Middle East                   0.1%
United States                63.5%
Pacific Rim                   3.2%
  (Excluding Japan)
Africa                        0.1%
Emerging Markets-             0.2%
  Latin America

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/92-10/31/93    +17.51%       U.S. Treasury Inflation
                                     Indexed Bond, 3.875%, 04/15/29 ......  3.6%
11/01/93-10/31/94     +1.74%       U.S. Treasury Inflation
                                     Indexed Bond, 3.500%, 01/15/11 ......  2.3%
11/01/94-10/31/95    +12.78%       Government of France, 3.000%,
                                     07/25/09 ............................  2.2%
11/01/95-10/31/96    +13.72%       U.S. Treasury Inflation
                                     Indexed Bond, 3.625%, 01/15/08 ......  2.2%
11/01/96-10/31/97    +13.01%       Government of France, 3.000%,
                                     07/25/12 ............................  2.0%
11/01/97-10/31/98     +3.62%       U.K. Gilt, 2.500%, 07/26/16 ...........  1.9%
                                   Microsoft Corp ........................  1.5%
11/01/98-10/31/99    +17.37%       General Electric Co ...................  1.3%
                                   U.K. Gilt, 2.500%, 07/17/24 ...........  1.2%
11/01/99-10/31/00     +8.86%       Exxon Mobile Corp .....................  1.0%
                                                                TOTAL      19.2%
11/01/00-10/31/01    -17.77%

11/01/01-10/31/02     -9.85%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

S&P 500 Index ($25,651)
Salomon Non-US Govt. Bond Index (Currency Hedged) ($22,591)
Lehman Bros. Intermediate Govt./Corp. Bond Index ($19,581)
Fremont Global Fund ($17,009)
MSCI EAFE Index ($14,893)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     5 Years     10 Years     Since Inception (11/18/88)
----------------------------------------------------------------
  -9.85%      -0.37%       5.46%               6.44%

(1) Assumes initial investment of $10,000 on October 31, 1992. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index. International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                         FREMONT MUTUAL FUNDS  3
--------------------------------------------------------------------------------

FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
David (Kim) Kertland and Michel Brutti
Jarislowsky Fraser Limited

[PHOTOS]
David (Kim) Kertland and Michel Brutti

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont International Growth Fund declined 18.56% and 15.69%, respectively, compared to the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI-EAFE) Index's 17.76% and 13.21% loss.

     Jarislowsky Fraser Limited (JFL) took over management of the Fremont International Growth Fund on July 1, 2002. Over the last four months, we have been completely restructuring the portfolio, a process that is now complete. Consequently, we can't take much credit or blame for the Fund's performance in fiscal 2002.

     Since taking the helm, we have been operating in a difficult investment environment. International equity markets have mirrored the volatility in the U.S. market, with steep declines in July and again in September and a sharp bounce off the bottom in October. This has been both a blessing and a curse. We have been able to build positions in some truly outstanding companies at what we believe, over the long-term, will prove to be very opportunistic prices. Of course, some of these stocks are even more fundamentally attractive today as a result of anxious equity markets around the globe.

     Since this is the first time we are formally reporting to shareholders, allow us to tell you a little bit about our firm and to review our investment process. JFL was founded in 1955, initially as an investment research firm. We began managing global equity portfolios in 1966, and in 1995, we introduced the JF International Fund, a pooled fund investing primarily in developed nations represented in the MSCI-EAFE Index. Today, JFL manages $21 billion in assets for institutions and high net worth individuals. JFL employs 31 investment professionals, with an average of 16 years of experience in the global capital markets.

     We describe ourselves as research driven, value conscious, large cap growth stock investors. Our research process begins by identifying industries growing faster than global GDP, which has historically translated into annualized bottom line growth of 10% or more. We then focus on leading companies in these industries. Investment candidates must have products or services that we believe are capable of producing sustainable earnings for three to five years. There must also be high barriers of entry to competitors over that same time period. The company's business plan must be clear and understandable and management must have a proven record of effectively executing its strategies. It often takes us two or even three years to evaluate business plans and develop the kind of trust in management that we require before making an investment. Finally, and perhaps most importantly, the stock must have a reasonable valuation level relative to the company's current and historical growth rates, its industry's growth rate and that of its competition.

     Because we are long-term, buy-and-hold investors, we tend to be biased to less economically sensitive industries such as consumer staples (food, beverage, cosmetics, household products), pharmaceuticals, energy, and financial services. In fact, all of the Fund's current ten largest holdings are in these industry categories. We tend to shy away from highly cyclical industries like natural resources, raw materials, consumer durables, and of course technology. Within favored industry groups, we want to own well-established, financially strong, market share dominant companies--the bluest of blue chips. All of our top-ten holdings fit this description.

     The Fund's portfolio characteristics at October 31, 2002 demonstrate our value-oriented approach to growth stock investing. Its forward price/earnings ratio is 17.6 versus the MSCI-EAFE Index's 17.5. Its dividend yield is 2.4 compared to EAFE's 2.6. Weighted trailing 5-year annualized earnings growth is 7.8% compared to EAFE's 4.5%. Its long-term estimated earnings per share growth is 12.8% versus EAFE's 5.8%. Our risk-averse posture is apparent in the portfolio's low 0.70 Beta.

     Country allocation is also a bottom-up process. We invest where we believe we can find the best opportunities. Consequently,

[SIDE NOTE]

FUND PROFILE

Now under the stewardship of Jarislowsky Fraser Limited (JFL), the Fremont International Growth Fund is a diversified portfolio of international large capitalization equities believed to have superior capital appreciation potential. Headquartered in Montreal, Canada, JFL has been investing in the global equity markets since 1966. Its 31 investment professionals have an average of 16 years experience. JFL's investment process is best described as a disciplined, value conscious approach to the international large cap growth stock market. David (Kim) Kertland and Michel Brutti are both members of JFL's Investment Strategy Committee, which oversees the management of the Fund.

4  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

we are often significantly over- or under-weighted in countries relative to the EAFE benchmark. Internal risk management policy dictates that no more than 20% of assets can be invested in a single industry group.

     Looking ahead, we believe the global economy will remain sluggish and the equity markets quite volatile for the foreseeable future. However, our concentration in less economically sensitive industries and our focus on clear industry leaders should support portfolio values. Over the longer term, we are confident that owning what we believe are the best companies in industries with the most favorable growth prospects will generate superior returns.

Sincerely,

/s/ David (Kim) Kertland

David (Kim) Kertland
Portfolio Co-Manager

--------------------------------------------------------------------------------

FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Canada                        1.3%
United States                 6.9%
Europe                       72.6%
Japan                         8.8%
Pacific Rim                  10.4%


ANNUAL RETURNS                     TOP TEN HOLDINGS

3/1/94-10/31/94*      +2.30%       Roche Holdings AG .....................  3.5%
                                   Nestle SA .............................  3.5%
11/01/94-10/31/95     +0.13%       Reed Elsevier PLC .....................  3.3%
                                   L'Oreal SA ............................  3.3%
11/01/95-10/31/96     +7.07%       Unilever PLC ..........................  3.2%
                                   HSBC Holdings PLC .....................  3.2%
11/01/96-10/31/97     -0.01%       Novartis AG ...........................  3.2%
                                   National Australia Bank Ltd ...........  3.2%
11/01/97-10/31/98     +0.80%       GlaxoSmithKline PLC ...................  3.0%
                                   Royal Bank of Scotland Group PLC ......  3.0%
11/01/98-10/31/99    +38.70%                                    TOTAL .... 32.4%

11/01/99-10/31/00     -2.54%

11/01/00-10/31/01    -32.21%

11/01/01-10/31/02    -15.69%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

MSCI EAFE Index ($10,237)
Fremont International Growth Fund ($8,540)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     3 Years     5 Years     Since Inception (3/1/94)
-------------------------------------------------------------
 -15.69%     -17.72%      -4.88%            -1.80%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index. Investments in foreign equities are subject to risks, such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                         FREMONT MUTUAL FUNDS  5
--------------------------------------------------------------------------------

FREMONT NEW ERA VALUE FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Fremont Investment Advisors, Inc.

[PHOTOS]
Nancy Tengler, Noel DeDora,
Joseph Cuenco and Harshal Shah

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont New Era Value Fund declined 21.68% and 24.63%, respectively, compared to the S&P 500 Index's 17.02% and 15.09% losses.

     Fiscal 2002 was one of the most difficult periods in our long professional investment careers. Mixed economic signals, reduced earnings expectations, corporate accounting scandals, and heightened geopolitical tension combined to undermine investor confidence. Investor psychology was so negative that there was a disconnect between fundamentals and stock pricing. Companies that guided earnings lower and/or failed to meet consensus earnings expectations got clobbered. Those that met or exceeded earnings forecasts merely retreated.

     Individual security volatility was a problem for concentrated portfolios like ours. The odds of a stock blowing up, which is defined as declining 30% or more in one month, had increased to almost six times the historical average, and remains elevated. Temporarily out-of-favor growth stocks--the kind of opportunities our Relative Discount Yield (RDY) and Relative Price to Sales Ratio (RPSR) methodologies are designed to identify--were among the many victims in this unforgiving stock market. In essence, any out-of-favor company that faltered got much cheaper in a hurry, providing little opportunity to exit positions in time to avoid significant damage to the portfolio.

     We had some winners across the industry group spectrum. Our investment in leading regional banking company Wells Fargo rewarded us. Specialty retailer The Limited and leading soft drink producer Coca Cola also contributed positive returns.

     However, our winners did not compensate for the generally poor performance of our technology and pharmaceuticals sector investments and sharp declines in some of our larger holdings. Because leading data services provider EDS received most of its revenues from contract services rather than project work, we thought it was a safe way to play technology. We did not anticipate the accounting fraud and subsequent bankruptcy of WorldCom, one of its largest customers, or that EDS would lose a small fortune in a transaction to hedge the cost of its stock options, both of which negatively impacted earnings. Bristol Myers Squibb, a leading pharmaceuticals company, distorted its normal cash flow pattern by stuffing customer inventories through discounting, which resulted in higher 2001 revenues and earnings. This created a 2002 earnings shortfall as revenue growth stalled while excess inventories worked through the system. Bristol Myers' stake in ImClone was also a negative, and the failure to gain FDA approval for its new blood pressure drug Vanlev further disappointed investors.

     Technology, pharmaceuticals, and financials remain our largest sector weightings, but we have decreased our exposure to tech and pharmaceuticals and increased our commitment to the financials, which we believe will provide ballast for the portfolio in the year ahead. We have also added some quality names in other sectors including Manpower, the leading temporary help company, and Disney, which we believe is in the early stages of a major turnaround.

     Looking out over the next several quarters, we believe the U.S. economy can continue to expand at a modest 2.5%-3% annual rate. Personal income is trending higher, and although there has been little new job creation, unemployment appears to have stabilized below 6%. Consumer debt service (excluding transaction usage) is around 12.5%, indicating the consumer has the financial resources to continue to support the economy. Business investment remains flat as a result of the current economic uncertainties. However, we believe as the economic recovery shows it has "legs" and earnings steadily improve, increased business investment will take some of the economic pressure off consumers. "Bricks and mortar" capital spending may remain depressed until capacity utilization rates increase to 80% or higher, however, capital spending on productivity enhancing technology may precede this.

     We are encouraged by the equity market's strong showing through most of October and

[SIDE NOTE]

FREMONT NEW ERA VALUE FUND

The Fremont New Era Value Fund seeks capital appreciation through investing in the undervalued stocks of leading companies well positioned to succeed in a new era for American business. The Portfolio Manager team of Nancy Tengler and Noel DeDora have been working together for 17 years, and have developed the proprietary valuation techniques that make the Fund unique. The team has recently been augmented by the addition of Harshal Shah and Joseph Cuenco, both experienced securities analysts and CFAs. In addition to serving as Portfolio Co-Manager for the Fund, Ms. Tengler is the President and Chief Investment Officer of Fremont Investment Advisors.

6  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

pleased the Fund materially outperformed its S&P 500 benchmark for the month. We can't be certain the October rally signals the start of a new bull market given the irregular pace of the economic and corporate profit recovery along with ongoing geopolitical tensions, which continue to encourage volatility. We are, however, heartened by the more positive focus investors have recently adopted.

     Looking farther ahead, we believe the global economy will gain momentum in the second half of calendar 2003 and that the equity markets will begin anticipating a more vibrant economy and more impressive corporate earnings growth. In this scenario, we believe the out-of-favor growth stocks in our portfolio will attract a following and outperform traditional value sectors.

Sincerely,

/s/ Nancy Tengler  /s/ Noel Dedora
/s/ Joseph Cuenco  /s/ Harshal Shah

Nancy Tengler, Noel Dedora,
Joseph Cuenco and Harshal Shah
Portfolio Co-Managers

--------------------------------------------------------------------------------

FREMONT NEW ERA VALUE FUND
SECTOR DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Cash                         (7.7%)
Health Care                 (14.1%)
Other                       (20.2%)
Financial Services (Banks)  (13.2%)
Capital Goods                (5.0%)
Technology (Components)     (10.7%)
Technology (Equipment)       (5.6%)
Technology (Software)        (9.4%)
Financial Services (Other)   (6.0%)
Retail                       (8.1%)

CUMULATIVE RETURN                  TOP TEN HOLDINGS

12/29/00-10/31/01*   -20.90%       Marsh & McLennan Cos., Inc. ...........  6.0%
                                   Microsoft Corp ........................  5.5%
11/01/01-10/31/02    -24.63%       Cisco Systems, Inc ....................  5.3%
                                   General Electric Co ...................  5.0%
                                   Wells Fargo & Co ......................  4.9%
                                   Home Depot, Inc .......................  4.7%
                                   Walt Disney Co. (The) .................  4.5%
                                   Verizon Communications, Inc ...........  4.0%
                                   Estee Lauder Cos., Inc. (Class A) .....  3.9%
                                   Genentech, Inc ........................  3.6%
                                                                TOTAL .... 47.4%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

S&P 500 Index ($6,888)
Fremont New Era Value Fund ($5,961)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 10/31/02

  1 Year     Since Inception (12/29/00)
---------------------------------------
  -24.63              -24.54%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, December 29, 2000. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                         FREMONT MUTUAL FUNDS  7
--------------------------------------------------------------------------------

FREMONT NEW ERA GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
H. Kent Mergler and
Stephen K. Mergler
Northstar Capital Management

[PHOTOS]
H. Kent Mergler and Stephen K. Mergler

TO OUR SHAREHOLDERS,
The Fremont New Era Growth Fund was offered to the public on December 31, 2001. From public offering date through October 31, 2002, the Fund declined 22.90% compared to the S&P 500 Index's 21.83% loss. For the six months ended on the same date, the Fund declined 13.95% versus the S&P 500's 17.02% loss.

     In 2002, extraordinarily negative investor psychology took a heavy toll on large cap growth stocks. Portfolio company earnings grew by 30% compared to a 11% decline in earnings for the S&P 500. The overwhelming majority of our holdings met or exceeded consensus earnings expectations. In a more beneficent stock market, we believe this would have translated into positive returns and significantly better performance relative to our S&P 500 benchmark.

     We were over-weighted in the consumer discretionary, health care, and consumer staples sectors. Collectively, our investments in the first two categories delivered positive returns. On average, our consumer stables holdings were flat, a victory in this year's dismal stock market. AutoZone, the country's largest auto parts retailer, was among our top performers in the consumer discretionary sector. Aggressive advertising and improved merchandising resulted in increased market share, better profit margins, and an impressive 68% earnings gain. The auto parts retailing industry remains quite fragmented, leaving plenty of room for AutoZone to continue to expand market share and grow earnings at an attractive rate.

     Pharmaceuticals manufacturer Forest Labs was among our best performing health care investments, the result of a 55% earnings gain. Forest Labs' traditional strength in the generic drug market has been augmented by the strong sales of its branded drugs, most notably the anti-depressant Celexa. We believe its new generation anti-depressant Lexapro also has blockbuster potential. In the consumer staples sector, Procter and Gamble posted a respectable gain on the strength of improving earnings resulting from the restructuring of its household product brand line-up.

     The portfolio's biggest "black eyes" were Tyco and EDS, both of which we sold significantly below our average purchase price, but well above their ultimate bottoms. We were initially attracted to Tyco because of its strong earnings history, a product of what appeared to be an excellent growth by acquisition strategy. The scandal at Enron focused everyone's attention on accounting issues and Tyco's accounting treatment of acquisitions was called into question. Investors smelled smoke and assumed there was fire. Thankfully, we didn't wait to find out and avoided the additional damage resulting from the subsequent firing of its Chairman and CEO, for looting the company through large personal loans he was not required to honor.

     EDS, one of America's largest technology services companies, had an excellent long-term growth track record. Because most of its revenue came from service contracts rather than project work, we believed earnings would continue to grow at a well above market average rate. We did not anticipate the company having to spend a pile of money in an ill-advised scheme to hedge the cost of its stock options. We also failed to anticipate the accounting fraud and subsequent bankruptcy of WorldCom, one of EDS's largest customers. EDS ended up reporting a 59% decline in earnings, surprising Wall Street analysts who were expecting a solid gain.

     Looking ahead, we believe that, barring some unforeseen cataclysmic event, the stock market will trend higher in the year ahead. Despite mixed economic signals, third quarter GDP growth came in at 3.1%, a better than expected showing following the weak second quarter. Third quarter earnings also came in better than generally anticipated. Most importantly, psychology is improving, with investors responding favorably to good economic and earnings news.

     Our portfolio displays all the fundamental characteristics we favor. It is priced at 23 times next year's projected earnings versus the S&P 500's 17 price/earnings ratio, a reflection of its significantly higher earnings growth rate. Its annualized 5-year projected earnings growth rate is 17% compared to

[SIDE NOTE]

FUND PROFILE

Managed by Northstar Capital Management, the Fremont New Era Growth Fund is a concentrated portfolio of large capitalization growth stocks selected on the basis of rigorous quantitative and qualitative research. Northstar employs a "quality growth" strategy focusing on leading companies in their respective industry groups trading at reasonable valuations relative to superior earnings growth rates. The Northstar Capital Management team has worked together since 1997 and now has $400 million under management.

8  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

the S&P 500's 7%. Its PEG Ratio (P/E divided by annualized 5-year projected earnings growth rate) is 1.4 versus the S&P 500's 2.3 and its return on equity is 27% compared to the S&P's 12%. We believe this translates into well above market average earnings potential at quite a reasonable price. In a more benign stock market environment, we believe it will also translate into much better returns.

Sincerely,

/s/ H. Kent Mergler  /s/ Stephen K. Mergler

H. Kent Mergler and Stephen K. Mergler
Portfolio Co-Managers

--------------------------------------------------------------------------------

FREMONT NEW ERA GROWTH
FUND SECTOR DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Cash                         (5.5%)
Health Care                 (22.0%)
Other                       (12.1%)
Consumer Services            (5.2%)
Capital Goods                (7.3%)
Retail                      (18.2%)
Financial Services (Other)   (7.3%)
Technology (Equipment)       (7.6%)
Financial Services (Banks)   (7.3%)
Consumer Non-Durables        (7.5%)

CUMULATIVE RETURN                  TOP TEN HOLDINGS

12/31/01*-10/31/02   -22.90%       Forest Laboratories, Inc. (Class A) ...  4.5%
                                   Dell Computer Corp ....................  4.3%
                                   AutoZone, Inc .........................  4.2%
                                   Pfizer, Inc ...........................  4.1%
                                   Microsoft Corp ........................  4.1%
                                   Affiliated Computer Services, Inc.
                                     (Class A) ...........................  4.1%
                                   Walgreen Co ...........................  3.9%
                                   Harley-Davidson, Inc ..................  3.9%
                                   Medtronic, Inc ........................  3.8%
                                   Bed Bath & Beyond, Inc ................  3.8%
                                                                TOTAL .... 40.7%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont New Era Growth Fund ($7,960)
S&P500 Index ($7,817)

*Initial public offering date. The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The Financial Highlights reflect the December 31, 2001 stock split. (1)Assumes initial investment of $10,000 on December 31, 2001. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                         FREMONT MUTUAL FUNDS  9
--------------------------------------------------------------------------------

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Debra McNeill
Fremont Investment Advisors, Inc.

[PHOTO]
Debra McNeill, CFA

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont Structured Core Fund declined 19.45% and 16.65%, respectively, compared to the Standard & Poor's 500 Index's 17.02% and 15.09% losses. The Lipper Large Cap Core Fund Average declined 17.61% and 16.25% over the same time periods.

     A fragile and uneven economic recovery, diminished corporate earnings expectations, a crisis in confidence in the integrity of corporate America, and most recently, the prospect of war with Iraq combined to undermine the equities market in fiscal 2002. In general, consumer stocks held up relatively well, with consumer spending continuing to prop up the economy. Stocks in more economically sensitive industry groups took the brunt of the market's punishment.

     Our investments in the financial sector, most notably banks and mortgage related companies, made the biggest contribution to performance. Bank of America, US Bancorp, and Washington Mutual all gained more than 20% for the year. Fidelity Financial, which originates and securitizes mortgages as well as selling title insurance, was up more than 45%, and mortgage insurer Radian Group climbed more than 50%. Our investments in the shelter category, primarily homebuilders and Real Estate Investment Trusts (REITs), also performed well, with sunbelt homebuilders Lennar Corp. and Meritage Corp., and REIT Annaly Mortgage Management posting good gains.

     Unfortunately, investments in most other sectors flagged. We were over-weighted entertainment/Internet giant AOL Time Warner, which got hit hard due to a major slowdown in AOL subscriber growth and troubling accounting issues. Our leisure time investments also performed poorly, with the travel-oriented conglomerate Cendant falling more than 50%. Our consumer durable holdings disappointed as well, with auto makers Ford and General Motors tumbling and auto parts manufacturers Delphi and Collins & Aikman getting clobbered. Relative performance also suffered due to things we didn't own, most notably publishing stocks, which had a very good year.

     The Fund was running neck and neck with its S&P 500 benchmark until October, the last month of our fiscal year. We participated in the October rally, but because we were under-weighted technology and our utilities and retail investments under-performed, the Fund lagged the S&P 500 by 3.43% for the month.

     American Pharmaceuticals Partners, Corp. (ticker symbol APPX), the premier company in the generic injectable drug industry, is a good example of the kind of stock we currently favor. We believe this is a great growth business with high barriers of entry due to particularly tough FDA approval standards and stringent oversight of the manufacturing process. APPX has a broad product line of injectable drugs in the following categories: critical care (pre and post surgical blood thinners, treatments for labor and postpartum bleeding, and anti-psychotic medicines); oncology, and anti- infectives. APPX has been very successful gaining FDA approval for its generics, introducing 13 new drugs in 2001 and 6 new products in 2002. Currently, it has applications pending on 12 new drugs including a reformulation of the world's largest selling cancer drug Taxol. Going forward, APPX may also benefit from political pressure to limit the prolonged protection on patented drugs. I believe that APPX can grow earnings by 29% next year and 36% annualized over the next five years. The stock trades at approximately 29 times 2002 earnings estimates and just around 18 times 2003 earnings projections. We believe this is quite an attractive valuation for a company that has superior growth opportunities in its niche.

     Over the next several quarters, we believe the economy will remain sluggish. Looking farther out, we think the economy will gain momentum, led by a recovery in some technology businesses. Personal computer sales have started to firm, and software sales should follow. We still don't see light at the end of the tunnel for telecommunications technology, which awaits some "killer

[SIDE NOTE]

FUND PROFILE

Formerly the Fremont Growth Fund, the Fremont Structured Core Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Standard & Poor's 500 and the average of its large cap core stock fund peer group.

     Superior earnings growth generally translates into superior stock performance. However, stocks with excellent earnings records often trade at high valuations and unanticipated earnings disappointments can result in sharp declines. In short, reward potential is accompanied by a somewhat higher level of risk. Through quantitative analysis, portfolio manager Debra McNeill seeks to identify stocks with superior earnings growth prospects trading at reasonable valuations. The goal is to build a diversified portfolio with favorable risk/reward characteristics.

10  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

application" that will soak up excess capacity and re-ignite telecom company spending.

     Although the stock market may have bottomed, the slow and uneven economic and profit recovery, along with ongoing geopolitical tensions will create air pockets. However, if, as we anticipate, the economy picks up some steam by second quarter 2003, the market should stabilize and trend higher.

     In closing, we note that our portfolio's valuation and growth prospects are considerably superior to our benchmark's metrics. To take just one example, the price/earnings ratio for the Structured Core Fund based on the 2002 earnings estimates is 12.8 times versus 16.1 times for the S&P 500.

Sincerely,

/s/ Debra McNeill

Debra McNeill
Portfolio Manager

--------------------------------------------------------------------------------

FREMONT STRUCTURED CORE FUND
SECTOR DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Health Care                 (13.5%)
Cash                         (3.7%)
Financial Services (Banks)  (13.5%)
Other                       (22.1%)
Consumer Non-Durables       (10.5%)
Technology (Equipment)       (5.3%)
Financial Services (Other)  (10.4%)
Energy                       (5.3%)
Capital Goods                (6.7%)
Retail                       (9.0%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/92-10/31/93    +12.80%       Bank of America Corp. .................  4.7%
                                   Procter & Gamble Co ...................  4.2%
11/01/93-10/31/94     +1.72%       Pfizer, Inc ...........................  3.8%
                                   Wal-Mart Stores, Inc ..................  3.0%
11/01/94-10/31/95    +28.12%       General Electric Co ...................  2.9%
                                   Microsoft Corp ........................  2.6%
11/01/95-10/31/96    +22.06%       US Bancorp ............................  2.5%
                                   Cisco Systems, Inc ....................  2.4%
11/01/96-10/31/97    +29.26%       Johnson & Johnson .....................  2.4%
                                   Washington Mutual, Inc ................  2.4%
11/01/97-10/31/98     +7.30%                                    TOTAL .... 30.9%

11/01/98-10/31/99    +24.24%

11/01/99-10/31/00     +7.18%

11/01/00-10/31/01    -26.07%

11/01/01-10/31/02    -16.65%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

S&P 500 Index ($25,651)
Fremont Structured Core Fund ($20,420)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     5 Years     10 Years     Since Inception (8/14/92)
---------------------------------------------------------------
 -16.65%      -2.52%       7.45%              7.45%

(1)Assumes initial investment of $10,000 on October 31, 1992. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                        FREMONT MUTUAL FUNDS  11
--------------------------------------------------------------------------------

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
David G. Kern and Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTOS]
David G. Kern, CFA, and Robert E. Kern

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont U.S. Small Cap Fund declined 31.36% and 31.05%, respectively, versus the Russell 2000 Index's 26.33% and 11.57% losses. For the year, value outperformed growth by a wide margin. However, the relative performance gap narrowed in the second half, and growth materially outperformed value during the October market rally.

     On September 24, 2002, the Fund celebrated its fifth birthday. During our first five years, we experienced some good and bad times. We faced our first major challenge in the summer of 1998, when the stock market fell sharply in response to Asian economic woes, Russia's default, and a liquidity crisis caused in part by the near collapse of several large U.S. hedge funds. During this difficult period, we repositioned the portfolio, focusing on those stocks we believed would perform best when investor confidence returned. We were rewarded with a triple-digit gain from November 1, 1999 through February 28, 2000, as the stock market soared. Then, we entered one of the deepest and most prolonged bear markets in history and it has been very tough sledding ever since. While disappointed in our returns in this "super" bear market, we are proud of the fact that over the Fund's first five years, it outperformed the Russell 2000 Index benchmark--evidence that our strategy of seeking the best small companies in the most innovative industry sectors has added value to the investment process.

     In first half fiscal 2002, the Fund posted a modest positive return, but under- performed the Russell 2000 by a wide margin. In the second half, the Fund declined, but relative performance improved significantly. Two things hurt us in the first half--an under-weighting in consumer stocks, one of the best performing market sectors, and an over-weighting in technology, one of the market's worst performing sectors. We had under-weighted consumer stocks, because we believed they were overvalued and that consumer spending would slow. Our strategy was vindicated when, early in the third quarter, traditional consumer companies began to report disappointing sales trends, causing the group to sell off sharply. Although technology stocks continued to penalize returns through most of the second half of the fiscal year, the group rebounded strongly in October, helping the Fund gain 5.95% versus the Russell 2000's 3.21% return and the Russell 2000 Value Index's 1.50% advance.

     In first half fiscal 2002, the Fund had positive returns in four of our five portfolio categories. Only our technology holdings were in the red. In the second half, all five portfolio categories finished lower, largely the result of near panic across-the-board selling in July. To give you an idea of just how brutal the market was in the second half, every industry sector in the Russell 2000 Growth Index suffered a double digit decline, with most losing more than 20%.

     At the close of fiscal 2002, 28% of portfolio assets were in technology, 12% in services, 20% in consumer, 10% in health care, and 10% in special situations. The remaining 20% was in cash reserves. The most significant allocation change from the first half was a decrease in health care and increase in special situations. We took profits in several of our health care holdings and sold some others that disappointed. Recently, we added a small generic drug company that is fundamentally quite attractive and we believe likely to benefit from legislative pressure to limit prolonged protection for patented drugs. The increase in special situations is mainly the result of new investments within the defense industry. One such investment is Alliant Techsystems, a defense company specializing in solid fuel propellants for missiles and other munitions.

     With stocks rallying strongly in October, some market observers are heralding the start of a new bull market. With the economy still struggling, we are not ready to make that call. However, we are encouraged by third quarter earnings, particularly in the technology sector, where there were far fewer disappointments and more pleasant earnings surprises than most anticipated. We are also energized by the increasing

[SIDE NOTE]

FUND PROFILE

U.S. small cap stocks offer tremendous opportunity to professional investors dedicated to hands-on fundamental research. Through rigorous fundamental analysis, including visits with corporate managements, their suppliers, customers and competitors, Fund management strives to identify small relatively unknown companies with the potential to become larger and more successful over time.

     Research is concentrated in industries with the greatest level of innovation such as technology, health care, consumer, and services. The research process focuses on answering three basic questions: how attractive is the business; how strong is management; and how much is the company worth?

12  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

number of fundamentally attractive opportunities in our research universe.

     In closing, fiscal 2002 has been difficult for equity investors of every persuasion. The stock market has had to cope with a struggling economy, the threat of global terrorism, accounting frauds that caused investors to question the integrity of corporate America, Wall Street scandals, and the prospect of a war with Iraq. The stock market reserved its harshest punishment for small cap growth stocks, which have been so far out-of-favor for so long that some investors are throwing in the towel. We aren't. In fact, we are quite excited by the future prospects for a portfolio of high quality small companies in the most innovative sectors of the American economy.

Sincerely,

/s/ David G. Kern  /s/ Robert E. Kern

David G. Kern and Robert E. Kern
Portfolio Co-Managers

--------------------------------------------------------------------------------

FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Cash                            (20.0%)
Other                           (17.7%)
Technology (Equipment)          (20.1%)
Capital Goods                    (9.8%)
Business Equipment & Services   (12.2%)
Health Care                      (9.9%)
Consumer Services               (10.3%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

9/24/97-10/31/97*     -4.06%       New Focus, Inc. .......................  5.5%
                                   Getty Images, Inc .....................  5.3%
11/01/97-10/31/98     -7.29%       Alliant Techsystems, Inc ..............  3.8%
                                   Ionics, Inc ...........................  3.6%
11/01/98-10/31/99    +84.60%       Anaren Microwave, Inc .................  3.3%
                                   ATMI, Inc .............................  2.9%
11/01/99-10/31/00    +27.75%       ArthroCare Corp .......................  2.8%
                                   Presstek, Inc .........................  2.7%
11/01/00-10/31/01    -33.73%       Alliance Gaming Corp ..................  2.6%
                                   Corinthian Colleges, Inc ..............  2.5%
11/01/01-10/31/02    -31.05%                                    TOTAL .... 35.0%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont U.S. Small Cap Fund ($9,584)
Russell 2000 Index ($8,866)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     3 Years     5 Years     Since Inception (9/24/97)
--------------------------------------------------------------
 -31.05%     -16.42%      -0.02             -0.83%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Returns were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                        FREMONT MUTUAL FUNDS  13
--------------------------------------------------------------------------------

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]
Robert E. Kern, Jr. and David G. Kern, CFA

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont U.S. Micro-Cap Fund declined 29.01% and 26.92%, respectively. During the same time periods, the Russell 2000 Index lost 26.33% and 11.57%, and the Russell 2000 Growth Index retreated 28.96% and 21.56%. For the year, the Russell 2000 Value Index fell 2.52%, once again outperforming its growth counterpart by a wide margin. However, the relative performance gap closed considerably in the second half.

     In first half fiscal 2002, the Fund delivered a modestly positive return, with technology being the only one of our four innovative portfolio sectors (technology, health care, consumer, and services) finishing in the red. In the second half's "no place to hide" market, we experienced negative results in all four of these sectors, with the technology and health care sectors declining the most. Our consumer sector investments held up relatively well, but still closed the year in negative territory.

     For the year, our technology investments were responsible for approximately 50% of the total equity portfolio decline, with communications and networking stocks doing the most damage. We took profits in technology in early summer, reducing our tech exposure in time to avoid some of the carnage incurred during the near panic selling in July. During the third quarter, we substantially increased our technology exposure in time to participate fully in the October tech stock rally. However, this was not enough to compensate for the technology sector's woeful performance through most of the Year.

     Near-term technology industry fundamentals remain weak and at this juncture, it is difficult to determine when they will improve. Most of the company managements we speak with regularly offer little or no guidance on the prospects for their businesses past the next quarter. We suspect that technology spending will remain depressed until we see the kind of broad-based profit recovery that will inspire corporate managers to loosen their purse strings. However, high quality small technology stocks have been battered so severely that many are now trading at attractive valuations relative to long-term growth prospects. We are focused on companies with the best technology in their respective niches, and most importantly in this environment, the financial strength to survive this difficult period and prosper when industry fundamentals improve. With venture capitalists no longer funding technology start-ups and the capital markets closing the door to additional financing, some companies will be weakened and the strong will emerge even stronger.

     At the end of fiscal 2002, technology investments comprised 36% of assets, health care 15%, consumer 15%, services 12% and special situations 5%. The remaining 17% of assets were in cash reserves.

     Stocks' strong showing in October have some folks declaring that one of the most prolonged and severe bear markets in history is now over. We are tempted to agree in that we believe that many of the stocks in our universe hit bottom in July or September. However, after some very big moves in October, we suspect upside potential may be limited until economic fundamentals improve and the situation with Iraq is resolved one way or another. Put in other words, we believe the worst is over, but it is hardly clear sailing from here. We continue to be very selective, focusing on the best positioned companies in their respective businesses--the companies we believe will attract the most favorable investor attention when investor confidence is restored.

     In closing, over the last two and a half years, growth stock investors have endured what can be described as a "super" bear market. Small cap growth stocks have been among the biggest casualties. From the end of first quarter 2000 through the third quarter of 2002, the Russell 2000 Growth Index declined 58.21%. But, some perspective is necessary. In the five years ended October 31, 2002, we have experienced perhaps the most volatile stock market ever. It included the sharp decline in the third quarter of 1998 precipitated by the financial crisis in Asia and the near collapse of a

[SIDE NOTE]

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equity market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

14  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

highly leveraged hedge fund, the subsequent bubble market that ended in the first quarter of 2000, and the "super" bear market that followed. During this period of extreme volatility, the Fremont U.S. Micro-Cap Fund has delivered a positive 6.59% annualized return. In addition, the Fund materially outperformed the Russell 2000 and Russell 2000 Growth small cap benchmarks, both of which had negative returns, as well as the S&P 500, which was up a mere 0.73%.

     Finally, we are enormously gratified by our shareholders' loyalty. While many small cap growth stock funds have suffered large redemptions, our shareholders have stuck by us. We thank you for sharing our confidence that investing in the best small companies in the most innovative sectors of the economy will generate satisfactory long-term returns.

Sincerely,

/s/ Robert E. Kern, Jr.  /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

--------------------------------------------------------------------------------

FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Cash                            (17.2%)
Other                            (2.5%)
Consumer  Non-Durables           (5.3%)
Health Care                     (15.0%)
Capital Goods                    (5.6%)
Retail                           (6.9%)
Technology (Software)            (7.7%)
Technology (Equipment)          (14.5%)
Business Equipment & Services   (11.5%)
Technology (Components)         (13.8%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

6/30/94-10/31/94*     +3.60%       NeoPharm, Inc. ........................  4.4%
                                   ATMI, Inc .............................  3.2%
11/01/94-10/31/95    +38.68%       Kroll, Inc ............................  3.0%
                                   F5 Networks, Inc ......................  2.7%
11/01/95-10/31/96    +41.46%       Microsemi Corp ........................  2.6%
                                   Anaren Microwave, Inc .................  2.4%
11/01/96-10/31/97    +28.80%       ArthroCare Corp .......................  2.0%
                                   Rimage Corp ...........................  2.0%
11/01/97-10/31/98    -23.45%       CoStar Group, Inc .....................  2.0%
                                   JAKKS Pacific, Inc ....................  1.9%
11/01/98-10/31/99   +110.46%                                    TOTAL .... 26.2%

11/01/99-10/31/00    +46.07%

11/01/00-10/31/01    -20.05%

11/01/01-10/31/02    -26.92%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont U.S. Micro-Cap Fund ($35,996)
Russell 2000 Index ($17,444)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     3 Years     5 Years     Since Inception (6/30/94)
--------------------------------------------------------------
 -26.92%      -5.15%      6.58%              16.61%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Returns were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                        FREMONT MUTUAL FUNDS  15
--------------------------------------------------------------------------------

FREMONT REAL ESTATE SECURITIES FUND

Portfolio Co-Managers
Dr. Kenneth Rosen and Michael Torres
Lend Lease Rosen Real Estate Securities LLC

[PHOTOS]
Dr. Kenneth Rosen and Michael Torres

TO OUR SHAREHOLDERS,
For the six-month period ended October 31, 2002, the Fremont Real Estate Securities Fund declined 9.84% compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 9.31% loss. For the 12 months ended on the same date, the Fund returned 3.12% versus NAREIT's 7.62% gain. Regional malls (+29.6%), local shopping centers (+28.4%) and industrial (+21.6%) were the Fund's best performing sectors in fiscal 2002. Apartments (-2.7%) was its worst performing sector, but stock selection helped us outperform the apartment component of the NAREIT Index, which declined 4.2% for the year.

     Fiscal 2002 was a tale of two very different halves. In the first half, buoyed by investors' strong yield bias, real estate securities performed exceptionally well and the Fund posted an impressive 14.4% total return. In the second half, real estate securities came under pressure and the Fund declined 9.8%. This reversal of fortune was due in part to the across-the-board selling of equities in July and again in September. However, deteriorating fundamentals in the commercial real estate industry--rising vacancy rates and moderating cash flow growth--also contributed to the group's decline as investors began questioning the security of REIT dividends.

     In general, vacancy rates have increased more than we anticipated, particularly in the office and apartment sectors. However, the overwhelming majority of our portfolio holdings still have comfortable levels of fixed charge coverage, a measure of balance sheet health. If economic growth remains anemic or we experience a double dip recession, the dividends of more highly leveraged REITs with property concentrations in soft markets may be vulnerable. These REITs can preserve dividends by selling assets into the private market, which remains quite strong due to historically low interest rates. So, higher yielding REITs trading at deep discounts to asset value may present opportunity.

     The Fund remains over-weighted in the apartment, office, and retail sectors. We have increased our exposure to apartments because it has been the hardest hit group and in our opinion, now offers the best value. We have also modestly increased our commitment to the retail sector, where supply and demand remains relatively well balanced. We have decreased our exposure to the office sector, where demand may remain depressed until corporations begin hiring again. To date, one of the most disappointing aspects of this uneven economic recovery is that although unemployment has stabilized, very few new jobs are being created. We suspect as the recovery demonstrates it has staying power, companies will begin hiring again and the office sector will rebound. However, in the interim we are being particularly selective in this sector.

     Recent additions to the portfolio include Catellus and Carr America. Catellus is an industrial property real estate operating company, not a REIT. It has been using free cash flow to aggressively buy back its own shares rather than develop new properties. If it chooses to convert to a REIT, its yield would be quite attractive, and, because it is a big company, index buying would provide a strong tailwind for the stock. If it doesn't convert, share repurchases will continue to leverage earnings. Carr America is an office REIT with a strong foothold in the solid Washington D.C. market. The company also has considerable exposure in the soft Northern California market, which is why the stock has been hit hard. However, with an 8.4% yield and trading at a 25% discount to asset value, we think Carr America is fundamentally quite attractive.

     Over the long term, we continue to believe that real estate securities can provide 9%-11% total returns with capital appreciation and dividends contributing about equally. In the year ahead, however, we expect returns to be more modest and for dividends to be the primary total return component. At the close of this reporting period the portfolio was yielding 7.2%--quite a head start toward a respectable total return. However, we believe capital appreciation potential is limited in this slow growth

[SIDE NOTE]

FUND PROFILE

Through the years, real estate has created numerous fortunes for wealthy investors. With an increasing percentage of commercial real estate assets in the hands of publicly traded companies, investors with more limited financial resources can now participate in what has been one of the world's most profitable enterprises. The Fremont Real Estate Securities Fund was created to provide investors diversification and professionally managed access to this promising market sector.

     Portfolio Co-Managers Dr. Kenneth Rosen and Michael Torres have a combined 46 years of real estate securities investment experience. Dr. Rosen received a Ph.D. in economics from M.I.T., and is presently Chairman of the Fisher Center for Real Estate and Urban Economics at the Haas School of Business at the University of California, Berkeley. Before forming the predecessor of Lend Lease Rosen in 1993, Dr. Rosen established and managed Salomon Brothers' real estate research program from 1985 to 1990. Prior to joining Lend Lease Rosen, Mr. Torres was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management.

16  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

economy. So, it may be difficult to achieve double-digit returns in the year ahead.

     Positive flow of funds should continue to benefit real estate securities. Despite the group's decline in the fiscal second half, capital is still flowing into the sector. Investors clearly recognize that yield matters. Also, as of September 30, 2002, the Wilshire REIT Index had better 1, 3, 5, and 10-year annualized returns than the S&P 500. This, we believe, should help bring more money into the sector. Finally, the low correlation and low standard deviation of REITs relative to the broad equities market should, in our opinion, motivate institutional investors to increase their allocations in the real estate securities sector.

Sincerely,

/s/ Dr. Kenneth Rosen
/s/ Michael Torres

Dr. Kenneth Rosen and Michael Torres
Portfolio Co-Managers

--------------------------------------------------------------------------------

FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Cash                         (0.8%)
REITs (Apartments)          (32.9%)
Other                        (3.3%)
REITs (Diversified)          (6.5%)
REITs (Industrial)          (12.0%)
REITs (Regional Malls)      (17.8%)
REITs (Office)              (26.7%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

12/31/97-10/31/98*   -18.78%       Simon Property Group, Inc. ............  7.9%
                                   Equity Office Properties Trust ........  7.8%
11/01/98-10/31/99     -0.07%       Equity Residential Properties Trust ...  6.8%
                                   Vornado Realty Trust ..................  6.5%
11/01/99-10/31/00    +10.59%       Avalonbay Communities, Inc ............  6.4%
                                   Archstone-Smith Trust .................  6.2%
11/01/00-10/31/01    +10.43%       AMB Property Corp .....................  4.5%
                                   Pan Pacific Retail Properties, Inc ....  4.2%
11/01/01-10/31/02     +3.12%       Arden Realty, Inc .....................  4.0%
                                   Liberty Property Trust ................  3.9%
                                                                TOTAL .... 58.2%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Wilshire REIT Index ($11,610)
NAREIT Composite REIT Index ($10,986)
Fremont Real Estate Securities Fund ($10,223)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     3 Years     Since Inception (12/31/97)
---------------------------------------------------
   3.12%      7.99%               0.46%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the NAREIT Composite REIT Index and the Wilshire REIT Index. The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate including changing general and local economic, financial, competitive, and environmental conditions. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                        FREMONT MUTUAL FUNDS  17
--------------------------------------------------------------------------------

FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management Company (PIMCO)

[PHOTO]
Bill Gross

TO OUR SHAREHOLDERS,
For the one-year period ending October 31, 2002, the Fremont Bond Fund returned 5.43% versus 5.89% for its benchmark, the Lehman Brothers Aggregate Bond Index.

     Treasury yields fell across maturities during the fiscal period, with the 10-year declining by 65 basis points (0.65%), reaching a 40-year low of 3.6% during the third quarter of 2002. The yield curve steepened by 74 basis points (0.74%), as measured by the difference between the two-year and the 30-year Treasury. The fiscal period started with a 50 basis point (0.50%) easing by the Fed in November of 2001, guiding overnight rates down to levels last seen during World War II. In its statement, the Fed indicated that, "heightened uncertainty and concerns about the deterioration in business conditions both here and abroad are damping economic activity." This action followed the announcement by the National Bureau of Economic Research that the US had entered into a recession in March of 2001. On December 11th the Fed eased another 25 basis points (0.25%), lowering the Fed Funds target rate to 1.75%, where it would remain through November 6, 2002. In support of this action, the Fed cautioned that "weakness in demand shows signs of abating, but those signs are preliminary and tentative" and repeated its bias that "risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future."

     In the new year, economic indicators were mixed, as employment, housing and consumer confidence signaled an improving economy while industrial production and capacity utilization declined. During the first half of the fiscal period, the robust pace of inventory liquidation declined and then reversed direction, boosting demand in the manufacturing sector worldwide. Business investment continued to be a drag on growth. Consumer demand remained resilient as the recovering economy bolstered confidence in employment prospects and income stability. However, the second half of the fiscal period revealed slower growth, after the temporary effects of inventory restocking, record high cash out mortgage refinancings, and auto purchase incentives worked their way through the economy. While the consumer and housing sectors have shown no sign of contracting, they have not benefited from pent-up demand, since they never entered the recession. Business investment continued to be restrained by excess capacity and companies' need to pay down debt to satisfy increasingly demanding credit markets. The strong dollar kept export growth in check. In Europe, where inventory and capacity overhang have been less of a problem, the rebound was more muted. Recovery in the export sector has not been enough to revive a Japanese economy bogged down by weak banks, an emerging credit crunch and risk-averse consumers.

PORTFOLIO RECAP
Portfolio duration remained above benchmark for most of the year, which added to performance as interest rates declined. Treasuries returned 6.3% over the 12-month period, as interest rates fell and investors sought refuge in safe, liquid assets. A mortgage overweight added quality to the portfolio and outperformed Treasuries. A corporate underweight was positive for performance, however holdings of telecom and energy bonds detracted from returns. Over the 12-month period, investment grade corporate bonds returned 3.6% with telecom and pipeline debt returning -5.7% and -20.4%, respectively. The Fund's international allocation was negative as U.S. Treasuries outperformed its allocation to Europe. Emerging markets remained volatile, and spreads generally widened, hurting Fund performance.

OUTLOOK AND STRATEGY
We believe the modest U.S. recovery from 2001's recession will be sustained over the next year, with growth of 2.5% to 3.0%. The consumer sector will hold fast while the battered business sector heals, allowing the U.S. to avoid a "double-dip" recession. The U.S. will be the driver of global aggregate demand, with little help from weaker economies in Europe, Japan and the emerging markets. In our opinion, inflation

[SIDE NOTE]

FUND PROFILE

The Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged-international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

     Three main principles embody the Fund's investment philosophy: first, portfolio strategy is driven by longer-term trends in interest rates (three-to five-year economic, demographic, and political forecasts are updated annually to identify their potential impact on long-term interest rate trends); second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration; and lastly, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and credit quality.

     Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 33 years of professional fixed income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $289 billion in fixed income investments for institutional clients.

18  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

will be benign as excess capacity worldwide and weak domestic demand in Europe and Japan constrain price pressure. Key elements of our cyclical forecast include:

o Consumption will be sustained by the wealth effect from a strong housing market. Low mortgage rates and a favorable supply/demand balance overall will support housing wealth and consumers' ability to monetize it.

o Rehabilitation in the U.S. corporate sector is progressing. Layoffs, severe cuts in investment, and inventory liquidation have helped repair debt-laden balance sheets. Corporations will gradually temper their retrenchment over the next several months, contributing to growth by simply ceasing to cut further.

o Europe will flirt with a "double dip" recession as its corporations are only beginning to retrench. Europe is also plagued by weak banks and insurance companies.

     Given our expectations for modest shifts in interest rates, we will target duration close to the benchmark. We will seek to add value via strategies that take advantage of the steep yield curve and attractive yield premiums available in non-Treasury sectors. Two such strategies are an emphasis on intermediate maturities and an overweight to mortgage-backed bonds. Focus on intermediate maturities will, we believe, generate gains via "rolling down" the steep yield curve, and mortgages offer yields that more than offset the risk of duration extension should mortgage rates move up from current low levels. Selective exposure to short-maturity corporates with attractive credit premiums is another way to enhance yield with only modest risk. Prospects for relatively weak
European   economies  mean  that  a  tactical   allocation  to  higher  yielding
intermediate German government bonds remains a compelling alternative to the more richly valued U.S. market.

Sincerely,

/s/ William Gross

William Gross
Portfolio Manager

--------------------------------------------------------------------------------

FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/02

[GRAPHIC OMITTED]

BB                           (2.2%)
BBB                         (17.8%)
A                            (4.4%)
AAA                         (75.6%)

ANNUAL RETURNS                     DURATION WEIGHTED TOP TEN HOLDINGS

4/30/9310/31/93*      +5.15%       10-yr U.S. Long Bond Futures,
                                     2,576 Contracts, Exp. Dec. `02 ...... 33.6%
11/01/93-10/31/94     -4.42%       5-yr Euro Dollar Futures, 1,506
                                     Contracts, Exp. Dec. `02 ............ 12.6%
11/01/94-10/31/95    +16.49%       10-yr Euro-Bund Futures, 464
                                     Contracts, Exp. Dec. `02 ............  6.8%
11/01/95-10/31/96     +8.18%       30-yr U.S. Long Bond Futures,
                                     145 Contracts, Exp. Dec. `02 ........  3.6%
11/01/96-10/31/97     +9.54%       U.S. Treasury Strip Principal, 6.625%,
                                     02/15/27 ............................  3.6%
11/01/97-10/31/98    +10.31%       LIF AWPO EURIBOR Futures,
                                     1,556 Contracts, Exp. Mar. `03 ......  3.1%
11/01/98-10/31/99     +0.01%       U.S. Treasury Bond, 7.500%, 11/15/16 ..  2.6%
                                   FHR, 6.500%, 08/15/31 .................  2.3%
11/01/99-10/31/00     +8.33%       FNMA TBA, 6.000%, 11/01/16 ............  2.2%
                                   EURIBOR LIF Futures, 383 Contracts,
11/01/00-10/31/01    +15.79%         Exp. Mar. `03 .......................  1.8%
                                                                TOTAL .... 72.2%
11/01/01-10/31/02     +5.43%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont Bond Fund ($20,240)
Lehman Bros. Aggregate Bond Index ($19,284)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     3 Years     5 Years     Since Inception (4/30/93)
--------------------------------------------------------------
   5.43%      9.76%       7.85%               7.70%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                        FREMONT MUTUAL FUNDS  19
--------------------------------------------------------------------------------

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Arno A. Rayner and William C. Williams
Rayner Associates, Inc.

[PHOTO]
Arno A. Rayner

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont California Intermediate Tax Free Fund returned 2.51% and 3.65%, respectively, compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 4.13% and 5.82% gains.

     Healthy supply in the California municipal securities market is about to get even healthier with the upcoming issue of $11.9 billion in Department of Water Resources Power Revenue Bonds--debt being used to pay off the State and its bank lenders for last year's emergency power purchases. Demand remains equally strong, with recent new issues being over-subscribed and yields continuing to trend lower.

     Now that the dockworkers are back on the job, the California economy is catching up to the rest of the country. It doesn't have to run very far or fast to do it. Although the technology sector remains soft, California's agriculture, defense, tourism, movie production, and homebuilding industries have taken up the slack. Building activity in the eastern corridors of San Diego, Los Angeles, and Sacramento has been astonishing. Unemployment has stabilized at around 6.2%, as always modestly higher than the national average, but at a comfortable level. We expect long-term growth to remain robust, fuelled at least in part by a population that is predicted to grow from 33 million to 39 million over the decade.

     As anticipated, California now has a budget deficit, but State General Obligation Bonds (GOs) retain their Standard & Poor's A1 rating. The deficit is not large enough to tempt the government to reduce payments to municipalities, so we don't expect any erosion in the credit quality of municipal issues. Of course, everyone is wondering whether State budget deficits will inspire a tax hike. As California taxpayers, we hope it doesn't, but we recognize that any tax increases will make municipal securities even more attractive for high income tax bracket citizens.

     The extraordinary performance of U.S. Treasury securities in second half fiscal 2002, has made municipal bonds an even more attractive proposition. At the end of fiscal first half 2002, 10-year AAA rated municipal yields were approximately 90% of the 10-year Treasury bond yield. At the close of the fiscal year, 10-year AAA rated municipal bonds were yielding more than 10-year Treasuries (4.15% to 3.86%). While not unprecedented, it is extremely rare for municipal bonds to yield more than Treasury bonds. For California residents in the highest income tax bracket, municipal securities yields over 2.31% are pure after-tax "gravy" relative to Treasuries.

     With increased supply in the California municipal bond market, we've had no problem finding good merchandise to buy. However, it has become more difficult to meet our 5% portfolio yield target. Over the last year, the yield on 20-year maturity investment grade municipal securities dropped from 5% to 4.75% and the yield on 10-year bonds declined from 4.2% to 4.0%. At the close of the fiscal year, the Fund's weighted average coupon was 5.26%, but portfolio yield dropped to 4.9% versus 5.0% at the end of fiscal 2001 and 5.1% at the close of fiscal first half 2002. In order to enhance yield, we have gone out a little farther on the yield curve, with the portfolio's weighted average maturity increasing from
8.2 years at the end of the fiscal first half to 10 years at fiscal year end. Duration also increased from 6 years to 7 years over the same time period. With the national and State economy in the slow growth mode and inflation remaining subdued, we are comfortable taking a little more interest rate risk. However, we are prepared to shorten average maturity and duration should we see evidence that interest rates are about to move higher as the economy gains momentum.

     Over the last six months, we have held on to longer maturity, higher coupon bonds and carefully "laddered" the portfolio, spreading maturities out evenly along the yield curve. We continue to take advantage of the yield advantage provided by smaller municipal issues and callable issues (debt that can be retired or "called" prior to its

[SIDE NOTE]

FUND PROFILE

The Fremont California Intermediate Tax-Free Fund seeks double tax-free income for California residents through investing in high credit quality California municipal securities.

     Portfolio Co-Managers Arno Rayner and William Williams believe active duration management, opportunistic sector allocation, and individual security selection can enhance municipal bond portfolio returns. Credit quality is always first priority. The Fund holds only investment grade rated securities and selective non-rated bonds, which after internal credit analysis are believed to deserve an investment grade rating.

     Founded in 1977, sub-advisor Rayner Associates, Inc. manages over $297 million in fixed income assets for private clients.

20  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

maturity date). We carefully monitor the callable bonds in the portfolio, swapping out those issues we believe may be called for non-callable issues or callable issues with later call dates.

     In closing, it has been another productive year for municipal securities investors. Although yields have declined, total returns have remained quite attractive, particularly when compared to equities portfolios. If the stock market were to rebound strongly, we could see some capital flow out of the municipal securities market. However, we believe supply and demand will remain well balanced, supporting municipal securities prices.

Sincerely,

/s/ Arno A. Rayner  /s/ William C. Williams

Arno A. Rayner and William C. Williams
Portfolio Co-Managers

--------------------------------------------------------------------------------

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/02

[GRAPHIC OMITTED]

Not Rated                    (3.4%)
A                            (5.9%)
AA                          (22.2%)
AAA                         (68.5%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/92-10/31/93    +11.37%       Sacramento Municipal Utilities
                                     District ............................  3.6%
11/01/93-10/31/94     -3.94%       City of Los Angeles, Wastewater
                                     System Revenue ......................  2.7%
11/01/94-10/31/95    +12.77%       East Bay CA Municipal Utilities
                                     District ............................  2.7%
11/01/95-10/31/96     +4.63%       Yucaipa School Facilities Finance
                                     Authority ...........................  2.6%
11/01/96-10/31/97     +6.75%       Lodi Unified School District ..........  1.9%
                                   Orange County Transportation Authority   1.8%
11/01/97-10/31/98     +7.16%       Los Angeles County Public Works
                                     Finance Authority ...................  1.8%
11/01/98-10/31/99     -0.68%       Kings River Conservation District .....  1.8%
                                   Orange County Transportation Authority   1.8%
11/01/99-10/31/00     +6.78%       Big Bear Area Regional Wastewater
                                     Agency ..............................  1.8%
11/01/00-10/31/01     +7.49%                                    TOTAL .... 22.5%

11/01/01-10/31/02     +3.65%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Lehman Bros. 5-Year State G.O. Index ($17,458)
Fremont California Intermediate Tax-Free Fund ($17,049)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     5 Years     10 Years     Since Inception (11/16/90)
----------------------------------------------------------------
   3.65%      4.82%        5.48                5.98%

(1)Assumes initial investment of $10,000 on October 31, 1992. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                        FREMONT MUTUAL FUNDS  21
--------------------------------------------------------------------------------

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTOS]
Norman Gee and Michelle Romano

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont Money Market Fund returned 0.77% and 1.77% compared to the iMoneyNet's Money Market First Tier Taxable Average's 0.54% and 1.25% gains.

     Three Federal Reserve rate cuts in the aftermath of the 9/11 tragedy pushed money market yields lower in November/ December, 2001 (the first two months of our 2002 fiscal year). Yields leveled off in January as the Fed moved to a neutral bias and have remained stable since then. Although yields remain at historically low levels, (barely exceeding the current rate of inflation), treading water in the money markets once again beat getting swamped in the stock market.

     Over the course of fiscal 2002, the Fund maintained an average maturity in the 65-79 day range compared to a 50-55 day range for the average money fund. It closed the year at 72 days versus 55 days for the average money fund. This longer than average maturity enhanced returns both when short-term interest rates were falling in the first two months of our fiscal year and as rates remained stable for the balance. The portfolio was "barbelled", with the heaviest weightings on the short and long end of the money market maturity spectrum. We did a good job buying 1-year agency paper (Freddie Mac, Fannie Mae, and Federal Home Loan Bank) at opportunistic prices when the market erroneously anticipated Federal Reserve moves.

     As of the close of this reporting period, the market is pricing in 25-50 basis points (0.25%-0.50%) of additional Fed rate cuts by the end of the year. Anticipation of further Fed easing was prompted by recently released consumer confidence polls, which hit nine-year lows. Over the long-term, consumer confidence readings have been a reasonably accurate leading indicator of consumer spending. However, it has not been a very good forecasting tool over the last eighteen months. Record housing starts and new home sales in September, and still brisk auto sales indicate the consumer is telling the pollsters one thing, but doing quite another. You don't buy a new house or car if you aren't confident you will keep your job and maybe even get a modest raise. Importantly, home prices have remained firm. With 80% of the average American's net worth tied up in his or her home, stable to rising home prices tends to have a favorable impact on consumer psychology. Also, while we believe the impact of a rising or falling stock market--the so called "wealth effect," or in recent years, "poverty effect"--doesn't have as much effect on consumer sentiment as is generally perceived, we note that the stock market is up about 5% since the latest consumer confidence polls were taken.

     If the Fed does choose to lower rates again, we are not so sure it will have much impact on the economy. Cutting short-term rates even further is not likely to stimulate business investment, the absence of which has been the biggest restraint on the economy. Corporate managements are still cautious, unwilling to rebuild depleted inventories or spend on new technology. We believe they will remain so until the economic recovery demonstrates it has legs. If the economy remains on a modest growth path and corporate earnings continue to grow at a respectable rate over the next year, business investment should eventually increase and provide a tailwind for the economy. However, we don't see any catalyst that will cause CEOs to loosen the purse strings in the near term. In fact, over the next several quarters, we believe corporate chiefs will continue to focus on shoring up balance sheets rather than spending to improve the longer-term growth prospects for their companies.

     The conclusion we reach is that the economy will make grudging progress at best over the coming year whether the Fed cuts rates or remains neutral. The Fund's longer than average maturity should work in our favor in either scenario. Currently, we are trying to extend the Fund's average maturity even further. However, the scarcity of new issues in the longer end of the money market maturity spectrum is making this

[SIDE NOTE]

FUND PROFILE

The Fremont Money Market Fund invests primarily in high quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

     Portfolio Co-Managers Norman Gee and Michelle Romano strive to add value through price-sensitive trading and by identifying undervalued high quality money market securities. They will also make conservative adjustments to the portfolio's average maturity in an attempt to enhance total portfolio yield.

22  FREMONT MUTUAL FUNDS

--------------------------------------------------------------------------------

goal difficult to accomplish. If we see evidence the economy is gaining enough momentum to reawaken inflationary fears and inspire the Fed to hike rates, we may shorten average portfolio maturity. However, we see little probability of this happening until 2004.

     In closing, it's hard to get enthusiastic about today's low money market yields. However, once again the Fund fulfilled its obligations--preserving capital and providing liquidity for its shareholders.

Sincerely,

/s/ Norman Gee  /s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

--------------------------------------------------------------------------------

FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/02

[GRAPHIC OMITTED]

Other                        (9.6%)
Australia                    (3.3%)
Canada                       (4.0%)
Norway                       (4.6%)
Germany                      (5.2%)
Sweden                       (5.2%)
United States               (45.7%)
United Kingdom               (5.7%)
Switzerland                  (5.8%)
Japan                       (10.9%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/92-10/31/93     +2.66%       FNMA, AN ..............................  4.5%
                                   Swedish National Housing Finance
11/01/93-10/31/94     +3.49%         Corp., CP ...........................  2.3%
                                   Transamerica Finance Corp., CP ........  1.1%
11/01/94-10/31/95     +5.84%       7-Eleven, Inc., CP ....................  1.1%
                                   AWB Finance Ltd., CP ..................  1.1%
11/01/95-10/31/96     +5.34%       Toyota Motor Credit Corp., CP .........  1.1%
                                   Exxon Imperial U.S., Inc., CP .........  1.1%
11/01/96-10/31/97     +5.39%       BASF Aktiengesellschaft, CP ...........  1.1%
                                   Rio Tinto, Ltd., CP ...................  1.1%
11/01/97-10/31/98     +5.45%       Banque Et Caisse D'Epargne
                                     De L'Etat, CP .......................  1.1%
11/01/98-10/31/99     +4.89%                                    TOTAL .... 15.6%

11/01/99-10/31/00     +5.99%

11/01/00-10/31/01     +4.67%

11/01/01-10/31/02     +1.77%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

90-Day U.S. T-Bills ($15,751)
Fremont Money Market Fund ($15,590)
Money Fund Report Averages(TM)/First Tier ($14,958)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

  1 Year     5 Years     10 Years     Since Inception (11/18/88)
----------------------------------------------------------------
   1.77%      4.55%        4.54%               5.16%

(1)Assumes initial investment of $10,000 on October 31, 1992. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bills. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                        FREMONT MUTUAL FUNDS  23
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fremont Mutual Funds, Inc., (hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 12, 2002

24  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 60.8%

BUSINESS EQUIPMENT & SERVICES 3.2%

  231,950   Amcor Ltd.                                          AU    $    1,047
   20,500   Pfeiffer Vacuum Technology AG                       DE           369
   13,800   Vaisala Oyj                                         FI           314
  115,600   Lectra Systems                                      FR           480
   11,300   Neopost SA*                                         FR           393
  129,200   Interpump Group                                     IT           506
   17,000   Boskalis Westminster                                NL           302
   70,800   Eniro AB                                            SE           428
  114,552   Brambles Industries PLC                             UK           376
   81,700   HIT Entertainment PLC                               UK           308
   56,100   WPP Group PLC                                       UK           380
    5,700   AdvancePCS*                                         US           143
    2,200   Allied Waste Industries, Inc.*                      US            18
   11,800   Amazon.Com, Inc.*                                   US           228
    8,550   Apollo Group, Inc. (Class A)*                       US           355
    7,000   Automatic Data Processing, Inc.                     US           298
    7,900   Bright Horizons
              Family Solutions, Inc.*                           US           214
    5,500   Carreker Corp.*                                     US            36
   53,400   Centra Software, Inc.*                              US            44
   10,000   Ceridian Corp.*                                     US           138
   15,300   CheckFree Corp.*                                    US           249
    1,900   Cintas Corp.                                        US            90
    1,900   Computer Sciences Corp.*                            US            61
   13,700   Concord EFS, Inc.*                                  US           196
    1,900   Convergys Corp.*                                    US            28
    5,600   Corporate Executive Board Co.*                      US           186
   21,500   CoStar Group, Inc.*                                 US           352
      700   Deluxe Corp.                                        US            32
    1,200   Donnelley (R.R.) & Sons Co.                         US            24
    3,500   eBay, Inc.*                                         US           221
   47,500   Electronic Data Systems Corp.                       US           715
    1,700   Equifax, Inc.                                       US            40
   10,500   Fiserv, Inc.*                                       US           328
    2,100   Genuine Parts Co.                                   US            62
   21,700   H&R Block, Inc.                                     US           963
    7,900   Infocrossing, Inc.*                                 US            60
    4,300   Interpublic Group of Cos., Inc.                     US            51
   33,200   Kroll, Inc.*                                        US           647
    6,800   Lamar Advertising Co. (Class A)*                    US           231
   25,100   Manpower, Inc.                                      US           856
    7,100   MTC Technologies, Inc.*                             US           174
   14,100   Neoforma, Inc.*                                     US           158
    7,700   NVIDIA Corp.*                                       US            92
    3,600   Office Depot, Inc.*                                 US            52
    2,200   Omnicom Group, Inc.                                 US           127
    1,000   Owens-Illinois, Inc.*                               US            12
    4,200   Paychex, Inc.                                       US           121
   64,600   Perma-Fix
              Environmental Services, Inc.*                     US           165
    2,800   Pitney Bowes, Inc.                                  US            94
    8,600   Pittson Brink's Group                               US           182
   29,900   PLATO Learning, Inc.*                               US           206
   17,200   PTEK Holdings, Inc.*                                US            63
    1,100   QLogic Corp.*                                       US            38

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

BUSINESS EQUIPMENT & SERVICES (CONT.)

    8,550   Right Management
              Consultants, Inc.*                                US    $      113
    2,000   Robert Half International, Inc.*                    US            33
      700   Ryder System, Inc.                                  US            16
   18,200   Saba Software, Inc.*                                US            30
    1,600   Sabre Holdings Corp.                                US            31
   88,400   SBA Communications Corp.*                           US            33
    4,400   SPX Corp.                                           US           185
   89,500   Staples, Inc.*                                      US         1,387
    3,000   Stericycle, Inc.*                                   US           100
    1,500   Stewart Information Services Corp.                  US            31
   10,000   Sungard Data Systems, Inc.*                         US           222
   36,600   TeleTech Holdings, Inc.*                            US           218
    1,300   TMP Worldwide, Inc.*                                US            20
    3,900   United Online, Inc.*                                US            47
    7,000   Waste Management, Inc.                              US           161
    1,600   Waters Corp.*                                       US            40
   22,800   Yahoo!, Inc.*                                       US           340
                                                                      ----------
                                                                          16,260
                                                                      ----------

CAPITAL GOODS 1.0%

   19,200   Singulus Technologies AG*                           DE           329
   19,700   AGCO Corp.*                                         US           500
   28,000   American Science
              & Engineering, Inc.*                              US           283
      700   American Standard Cos., Inc.*                       US            47
    1,400   American Woodwork Corp.                             US            74
   52,200   Axsys Technologies, Inc.*                           US           350
   15,200   BHA Group Holdings, Inc. (Class A)                  US           255
    3,600   Black & Decker Corp.                                US           168
    3,900   Caterpillar, Inc.                                   US           159
      800   Cooper Tire & Rubber                                US            10
      700   Crane Co.                                           US            13
      500   Cummins Engine Co.                                  US            12
    2,700   Deere & Co.                                         US           125
    2,300   Dover Corp.                                         US            58
    4,700   Emerson Electric Co.                                US           226
      900   Fluor Corp.                                         US            21
    1,100   Grainger (W.W.), Inc.                               US            53
    3,500   Illinois Tool Works, Inc.                           US           215
   15,800   IMPCO Technologies, Inc.*                           US            63
    2,000   Ingersoll-Rand Co.                                  US            78
    3,500   ITT Industries, Inc.                                US           227
    7,300   Johnson Controls, Inc.                              US           569
      700   Navistar International Corp.*                       US            16
   14,050   Northern Technologies
              International Corp.                               US            47
    5,000   Oshkosh Truck Corp.                                 US           285
   16,900   OSI Systems, Inc.*                                  US           270
    1,350   PACCAR, Inc.                                        US            60
    1,400   Parker-Hannifin Corp.                               US            61
    1,000   Power-One, Inc.*                                    US             5
    1,900   PPG Industries, Inc.                                US            89
    4,600   Raytheon Co.                                        US           136
    2,200   Rockwell International Corp.                        US            36
    1,700   Sherwin-Williams Co.                                US            47
      700   Snap-on, Inc.                                       US            18
   22,510   Tyco International Ltd.                             US           326
                                                                      ----------
                                                                           5,231
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  25

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

CONSUMER DURABLES   1.1%

   65,000   Matsushita Electric
              Industrial Co. Ltd.                               JP    $      680
   23,500   Sony Corp. ADR                                      JP         1,016
   96,800   GKN PLC                                             UK           335
   31,000   TI Automotive Ltd.(d)*                              UK             0
    7,000   American Axle & Manufacturing
              Holdings, Inc.*                                   US           166
   10,800   AutoZone, Inc.*                                     US           926
      700   Centex Corp.                                        US            32
    1,000   Cooper Industries Ltd.                              US            31
    1,700   Dana Corp.                                          US            17
    4,800   Danaher Corp.                                       US           278
   31,500   Delphi Automotive Systems Corp.                     US           219
      800   Eaton Corp.                                         US            55
   52,800   Ford Motor Co.                                      US           447
   25,700   General Motors Corp.                                US           855
    1,900   Goodyear Tire & Rubber Co. (The)                    US            13
   10,600   Harley-Davidson, Inc.                               US           554
      500   KB Home                                             US            24
    2,200   Leggett & Platt, Inc.                               US            46
      900   Maytag Corp.                                        US            23
    4,800   Nautilus Group, Inc. (The)*                         US            66
      700   Pulte Corp.                                         US            32
    1,600   Visteon Corp.                                       US            11
      800   Whirlpool Corp.                                     US            37
                                                                      ----------
                                                                           5,863
                                                                      ----------

CONSUMER NON-DURABLES   6.1%

  306,900   Coca-Cola Amatil Ltd.                               AU           899
  432,105   Foster's Group Ltd.                                 AU         1,139
   40,300   Danier Leather, Inc.*                               CA           342
    6,500   Nestle SA                                           CH         1,390
   24,200   Zapf Creation AG                                    DE           505
   16,200   L'Oreal SA                                          FR         1,204
   21,400   LVMH Moet Hennessy
              Louis Vuitton SA                                  FR           959
   36,700   Kao Corp.                                           JP           837
1,294,600   Global Bio-Chem
              Technology Group Co. Ltd.                         KY           281
   24,420   Heineken NV                                         NL           979
   15,280   Hunter Douglas NV                                   NL           375
   75,793   Koninklijke Ahold NV                                NL           951
  134,700   Cadbury Schweppes PLC                               UK           876
   98,800   Diageo PLC                                          UK         1,113
  570,400   McBride PLC                                         UK           519
  127,700   Unilever PLC                                        UK         1,261
   55,153   Vitec Group (The) PLC                               UK           276
      700   Alberto-Culver Co. (Class B)                        US            36
      700   American Greetings Corp.                            US            11
    9,900   Anheuser-Busch Cos., Inc.                           US           522
    7,385   Archer-Daniels-Midland Co.                          US           101
    2,700   Avon Products, Inc.                                 US           131
      600   Ball Corp.                                          US            29
      600   Bemis Co.                                           US            31
   11,900   Blue Rhino Corp.*                                   US           182
      700   Brown Forman Corp. (Class B)                        US            51
    4,600   Campbell Soup Co.                                   US            97
    2,600   Clorox Co. (The)                                    US           117
    3,400   Coach, Inc.*                                        US           101

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

CONSUMER DURABLES (CONT.)

   28,200   Coca-Cola Co.                                       US    $    1,311
    5,000   Coca-Cola Enterprises, Inc.                         US           119
    6,200   Colgate Palmolive Co.                               US           341
   31,100   ConAgra, Inc.                                       US           754
      400   Coors (Adolph) Co.                                  US            27
    4,600   Dial Corp. (The)                                    US            98
    5,300   Dole Food Co., Inc.                                 US           156
   14,900   Eastman Kodak Co.                                   US           491
    4,700   Energizer Holdings, Inc.*                           US           140
   62,800   Estee Lauder Cos., Inc.                             US         1,829
    1,600   Fortune Brands, Inc.                                US            80
    8,500   Gaiam, Inc. (Class A)*                              US            83
   14,000   Galaxy Nutritional Foods, Inc.*                     US            31
    4,200   General Mills, Inc.                                 US           174
    2,600   Georgia-Pacific Corp.                               US            32
   11,900   Gillette Co. (The)                                  US           356
   15,300   Hain Celestial Group, Inc.*                         US           219
    4,000   Heinz (H.J.) & Co.                                  US           129
    1,500   Hershey Foods Corp.                                 US            98
    1,200   International Flavors
              & Fragrances, Inc.                                US            40
   33,200   JAKKS Pacific, Inc.*                                US           440
   10,500   Jarden Corp.*                                       US           251
    1,500   Jones Apparel Group, Inc.*                          US            52
    4,600   Kellogg Co.                                         US           147
    5,800   Kimberly Clark Corp.                                US           299
    1,200   Liz Claiborne, Inc.                                 US            36
   29,100   Monterey Pasta Co.*                                 US           183
   13,400   NBTY, Inc.*                                         US           208
    6,600   Newell Rubbermaid, Inc.                             US           214
    3,100   Nike, Inc. (Class B)                                US           146
    1,900   Pactiv Corp.                                        US            38
   13,100   Pepsi Bottling Group, Inc.                          US           353
   30,910   PepsiCo, Inc.                                       US         1,363
   27,200   Philip Morris Cos., Inc.                            US         1,108
   35,200   Procter & Gamble Co.                                US         3,113
    1,000   R.J. Reynolds Tobacco
              Holdings, Inc.                                    US            41
      700   Reebok International Ltd.*                          US            20
    8,900   Sara Lee Corp.                                      US           203
    7,800   Standard Commercial Corp.                           US           132
    1,000   Stanley Works (The)                                 US            32
    6,200   SUPERVALU, Inc.                                     US           104
    7,600   Sysco Corp.                                         US           241
      700   Tupperware Corp.                                    US            11
    2,000   UST, Inc.                                           US            61
    1,200   VF Corp.                                            US            44
    2,600   Wrigley (WM.) Jr. Co.*                              US           137
                                                                      ----------
                                                                          30,800
                                                                      ----------

CONSUMER SERVICES  3.0%

  163,400   Television Broadcasts Ltd.                          HK           560
   32,100   SBS Broadcasting SA*                                LU           482
  240,599   Corporacion Interamericana de
              Entretenimiento de DV
              (Series B)*                                       MX           364
   71,942   Reed Elsevier NV                                    NL           895
  148,600   Reed Elsevier PLC                                   UK         1,311
   76,200   Reuters Group PLC                                   UK           225

      The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES (CONT.)

  117,669   Six Continents PLC                                  UK    $      955
   62,500   Taylor & Francis Group PLC                          UK           481
   14,900   4Kids Entertainment, Inc.*                          US           403
   11,700   Action Performance Cos., Inc.                       US           241
   62,600   AOL Time Warner, Inc.*                              US           923
    7,000   Brunswick Corp.                                     US           144
   23,400   Carnival Corp. (Class A)                            US           611
   31,700   Cendant Corp.*                                      US           365
    6,900   Clear Channel
              Communications, Inc.*                             US           256
   10,700   Comcast Corp. (Special Class A)*                    US           246
      900   Dow Jones & Co., Inc.                               US            32
    3,100   Gannett Co., Inc.                                   US           235
    5,000   Harrah's Entertainment, Inc.*                       US           210
    2,100   Hasbro, Inc.                                        US            21
    4,200   Hilton Hotels Corp.                                 US            52
      900   International Game Technology*                      US            68
      900   Knight Ridder, Inc.                                 US            54
    2,700   Marriott International, Inc. (Class A)              US            84
   14,100   Mattel, Inc.                                        US           259
    5,200   McGraw-Hill Cos., Inc.                              US           335
      600   Meredith Corp.                                      US            27
    1,700   New York Times Co. (Class A)                        US            82
   11,400   Regal Entertainment Group                           US           220
    6,700   Shuffle Master, Inc.*                               US           154
    2,200   Starwood Hotels & Resorts
              Worldwide, Inc.                                   US            51
   13,300   Tribune Co.                                         US           639
    2,500   Univision Communications, Inc.*                     US            65
   35,300   Viacom, Inc. (Class B)*                             US         1,575
  153,000   Walt Disney Co. (The)                               US         2,555
                                                                      ----------
                                                                          15,180
                                                                      ----------

ENERGY 3.6%

    1,600   Nabors Industries Ltd.*                             BB            56
   22,800   Nexen, Inc.                                         CA           486
    1,700   Talisman Energy, Inc.                               CA            62
    7,372   Total Fina Elf SA                                   FR         1,013
   14,100   Total Fina Elf SA ADR                               FR           959
   26,985   Royal Dutch Petroleum Co.                           NL         1,165
   22,800   Royal Dutch Petroleum Co., ADR                      NL           975
  227,230   BG Group PLC                                        UK           906
   17,900   BP Amoco PLC ADR                                    UK           688
    1,000   Amerada Hess Corp.                                  US            51
   24,100   Anadarko Petroleum Corp.                            US         1,073
    9,950   Apache Corp.                                        US           538
      800   Ashland Inc.                                        US            21
    3,800   Baker Hughes, Inc.                                  US           110
    7,200   BJ Services Co.*                                    US           218
    2,200   Burlington Resources, Inc.                          US            91
   18,613   ChevronTexaco Corp.                                 US         1,259
    7,720   ConocoPhillips                                      US           374
   14,400   Devon Energy Corp.                                  US           727
    4,100   Dynegy, Inc. (Class A)                              US             3
    1,400   EOG Resources, Inc.                                 US            52
  144,380   Exxon Mobil Corp.                                   US         4,860
    4,900   Halliburton Co.                                     US            79
    1,200   Kerr-McGee Corp.                                    US            52
    3,500   Marathon Oil Corp.                                  US            73

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

ENERGY (CONT.)

      700   McDermott International, Inc.*                      US    $        2
    6,600   Noble Corp.*                                        US           213
    4,200   Occidental Petroleum Corp.                          US           120
   10,800   Ocean Energy, Inc.                                  US           201
    8,600   Oil States International, Inc.*                     US           111
    6,600   Peabody Energy Corp.                                US           170
      400   Peoples Energy Corp.                                US            15
    6,100   Pioneer Natural Resources Co.*                      US           152
    1,100   Rowan Cos., Inc.                                    US            22
    6,600   Schlumberger Ltd.                                   US           265
    2,300   Sempra Energy                                       US            51
    4,900   Stone Energy Corp.*                                 US           158
    1,000   Sunoco, Inc.                                        US            30
    1,700   Teco Energy, Inc.                                   US            25
    3,550   Transocean Sedco Forex, Inc.                        US            78
   14,100   Unocal Corp.                                        US           390
   10,500   Varco International, Inc.*                          US           173
    5,000   Weatherford International Ltd.*                     US           200
                                                                      ----------
                                                                          18,267
                                                                      ----------

FINANCIAL SERVICES (BANKS) 6.2%

  121,104   National Australia Bank Ltd.                        AU         2,310
   31,731   Bayerische Hypo-und
              Vereinsbank AG                                    DE           420
   15,400   Deutsche Bank AG                                    DE           671
  208,592   BCO Sant Cent Hisp.                                 ES         1,276
   19,980   Societe Generale                                    FR         1,010
  115,900   HSBC Holdings PLC                                   HK         1,267
  395,250   Intesa SBCI                                         IT           670
   70,000   Oversea-Chinese Banking Corp. Ltd.                  SG           412
  105,729   HBOS PLC                                            UK         1,169
  107,421   Lloyds TSB Group PLC                                UK           924
   47,000   Royal Bank of Scotland Group PLC                    UK         1,105
    4,100   Amsouth Bancorporation                              US            80
    6,700   Anchor BanCorp Wisconsin, Inc.                      US           139
   35,700   Bank of America Corp.                               US         2,492
   62,400   Bank of New York Co., Inc.                          US         1,622
   22,000   Bank One Corp.                                      US           849
    5,400   BB&T Corp.                                          US           196
    2,651   Charter One Financial, Inc.                         US            80
   93,800   Citigroup, Inc.                                     US         3,466
    2,000   Comerica, Inc.                                      US            87
    2,000   Commerce Bancorp, Inc.                              US            92
    6,658   Fifth Third Bancorp.                                US           423
    1,400   First Tennessee National Corp.                      US            52
   11,800   FleetBoston Financial Corp.                         US           276
    2,800   Huntington Bancshares, Inc.                         US            53
    4,800   KeyCorp                                             US           117
    2,400   Marshall & Ilsley Corp.                             US            68
   42,900   MBNA Corp.                                          US           871
    5,000   Mellon Bank Corp.                                   US           141
    6,900   National City Corp.                                 US           187
    1,900   North Fork Bancorporation, Inc.                     US            73
    2,500   Northern Trust Corp.                                US            87
    3,200   PNC Bank Corp.                                      US           130
    2,600   Regions Financial Corp.                             US            88
   41,500   SouthTrust Corp.                                    US         1,063
    3,700   State Street Corp.                                  US           153
    3,300   Suntrust Banks, Inc                                 US           201

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (CONT.)

   11,700   Synovus Financial Corp.                             US    $      240
    8,900   TCF Financial Corp.                                 US           378
   10,460   Turkiye Is Bankasi                                  US            27
    2,250   Union Planters Corp.                                US            64
   21,500   US Bancorp                                          US           453
   15,400   Wachovia Corp.                                      US           536
   66,350   Washington Mutual, Inc.                             US         2,373
   63,800   Wells Fargo & Co.                                   US         3,220
    1,100   Zions Bancorporation                                US            44
                                                                      ----------
                                                                          31,655
                                                                      ----------

FINANCIAL SERVICES (OTHER) 4.5%

    4,100   RenaissanceRe Holdings Ltd.                         BM           168
    5,800   Allianz AG                                          DE           608
  271,000   Wharf Holdings Ltd.                                 HK           537
       46   Millea Holdings, Inc.*                              JP           343
   54,236   ING Groep NV                                        NL           905
   31,186   ING Groep NV, ADR                                   NL           517
   11,000   ACE Ltd.                                            US           338
    5,800   Aflac, Inc.                                         US           177
    8,000   Allstate Corp.                                      US           318
    1,200   AMBAC Financial Group, Inc.                         US            74
   15,000   American Express Co.                                US           546
    4,600   American Financial Group, Inc.                      US           107
   43,272   American International Group, Inc.                  US         2,707
   17,400   Amerigroup Corp.*                                   US           508
    3,100   Aon Corp.                                           US            57
    1,100   Bear Stearns Cos., Inc. (The)                       US            67
    9,500   Capital One Financial Corp.                         US           289
    1,900   Chubb Corp. (The)                                   US           107
    1,800   Cincinnati Financial Corp.                          US            68
   11,500   CNA Financial Corp.*                                US           303
    1,400   Countrywide Credit Industries, Inc.                 US            70
   40,000   Fannie Mae                                          US         2,674
    4,600   Fidelity National Financial, Inc.                   US           139
    3,000   Franklin Resources, Inc.                            US            99
   22,600   Freddie Mac                                         US         1,392
    1,800   Golden West Financial Corp.                         US           124
    5,400   Goldman Sachs Group, Inc. (The)                     US           387
   15,500   GreenPoint Financial Corp.                          US           675
    2,800   Hartford Financial
              Services Group, Inc.                              US           111
    5,100   Household International, Inc.                       US           121
    1,650   Jefferson-Pilot Corp.                               US            66
    3,400   John Hancock Financial Services                     US           100
   22,400   JP Morgan Chase & Co.                               US           465
    3,900   Legg Mason, Inc.                                    US           181
    4,400   Lehman Brothers Holdings, Inc.                      US           234
    2,100   Lincoln National Corp.                              US            64
    2,200   Loews Corp.                                         US            95
   52,200   Marsh & McLennan Cos., Inc.                         US         2,438
    1,800   MBIA, Inc.                                          US            79
    9,800   Merrill Lynch & Co.                                 US           372
    7,900   Metlife, Inc.                                       US           189
    1,300   MGIC Investment Corp.                               US            55
    4,000   Moody's Corp.                                       US           188
   20,200   Morgan Stanley Dean Witter & Co.                    US           786
    4,100   New Century Financial Corp.                         US            87
   42,700   Odyssey Re Holdings Corp.                           US           778
   10,000   Old Republic International Corp.                    US           298

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) (CONT.)

    4,100   Principal Financial Group, Inc.                     US    $      115
    2,500   Progressive Corp.                                   US           138
    3,300   Providian Financial Corp.*                          US            15
    6,700   Prudential Financial, Inc.*                         US           196
    1,400   Safeco Corp.                                        US            50
   15,600   Schwab (Charles) Corp.                              US           143
    1,800   SLM Corp.                                           US           185
    2,300   St. Paul Cos., Inc. (The)                           US            75
    2,500   Stilwell Financial, Inc.                            US            29
    1,500   T Rowe Price Group, Inc.                            US            42
    1,500   Torchmark Corp.                                     US            54
   11,348   Travelers Property Casualty Corp.*                  US           153
    2,700   UnumProvident Corp.                                 US            55
    1,600   Xl Capital Ltd.*                                    US           122
  389,748   Sanlam Ltd.*                                        ZA           295
                                                                      ----------
                                                                          22,678
                                                                      ----------

HEALTH CARE   9.7%

   56,000   Melexis NV                                          BE           332
   32,000   Novartis AG                                         CH         1,217
   18,700   Roche Holding AG                                    CH         1,320
      971   Synthes-Stratec, Inc.                               CH           586
   12,400   Fresenius Medical Care AG                           DE           390
   39,700   Novo-Nordisk AS                                     DK         1,092
   12,800   Sanofi-Synthelabo SA                                FR           781
   21,800   Elan Corp. PLC, ADR*                                IE            38
    7,600   Taro Pharmaceuticals
              Industries Ltd.*                                  IL           264
    2,400   Teva Pharmaceutical Industries Ltd.                 IL           186
   63,214   Luxottica Group ADR                                 IT           954
   33,000   Eisai Co. Ltd.                                      JP           711
   17,957   Takeda Chemical Industries Ltd.                     JP           745
   51,300   Elekta AB*                                          SE           480
   22,500   Getinge AB                                          SE           416
   44,300   Galen Holdings PLC                                  UK           272
  124,330   GlaxoSmithKline PLC                                 UK         2,371
   17,600   Abbott Laboratories                                 US           737
    3,800   Accredo Health, Inc.*                               US           176
      200   Advanced Medical Optics, Inc.*                      US             2
    1,600   Aetna, Inc.                                         US            64
    5,200   Alcon, Inc.*                                        US           213
    3,200   Allergan, Inc.                                      US           174
   24,700   Alliance Imgaging, Inc.*                            US           277
   35,000   American Pharmaceutical
              Partners, Inc.*                                   US           700
    6,200   AmerisourceBergen Corp.                             US           441
   29,528   Amgen, Inc.*                                        US         1,375
    3,000   Anthem, Inc.*                                       US           189
    2,400   Applied Biosystems Group                            US            49
   39,900   ArthroCare Corp.*                                   US           435
    1,300   Barr Laboratories, Inc.*                            US            76
      600   Bausch & Lomb, Inc.                                 US            19
    6,800   Baxter International, Inc.                          US           170
    2,900   Becton Dickinson & Co.                              US            86
    7,300   Biogen, Inc.*                                       US           268
   21,500   Biomet, Inc.                                        US           633
    7,400   Boston Scientific Corp.*                            US           278
   61,400   Bristol-Myers Squibb Co.                            US         1,511
      600   C R Bard, Inc.                                      US            34

      The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (CONT.)

   11,600   Cardinal Health, Inc.                               US    $      803
    3,500   Caremark Rx, Inc.*                                  US            62
    5,100   Chiron Corp.*                                       US           201
    1,600   Cigna Corp.                                         US            58
   46,000   eBenX, Inc.*                                        US            85
   16,700   Eclipsys Corp.*                                     US            81
   50,800   Endocare, Inc.*                                     US           144
   27,600   Exact Sciences Corp.*                               US           404
    2,000   Express Scripts, Inc. (Class A)*                    US           108
   41,100   First Consulting Group, Inc.*                       US           224
    7,000   Forest Laboratories, Inc. (Class A)*                US           686
   58,800   Gene Logic, Inc.*                                   US           446
   47,350   Genentech, Inc.*                                    US         1,614
    2,500   Genzyme Corp.*                                      US            70
    9,500   Gilead Sciences, Inc.*                              US           330
    3,500   Guidant Corp.*                                      US           104
   68,000   Harvard Bioscience, Inc.*                           US           204
    9,800   HCA - The Healthcare Co.                            US           426
   17,900   Health Management
              Associates, Inc. (Class A)                        US           342
    4,400   Healthsouth Corp.*                                  US            19
    1,900   Humana, Inc.*                                       US            23
   13,300   ICON PLC*                                           US           333
    7,200   IDEC Pharmaceuticals Corp.*                         US           331
    3,300   IMS Health, Inc.                                    US            50
   47,942   Johnson & Johnson                                   US         2,817
    9,466   King Pharmaceuticals, Inc.*                         US           145
    6,200   Laboratory Corp. of
              America Holdings*                                 US           149
   23,600   Lilly (Eli) & Co.                                   US         1,310
  104,400   Lumenis Ltd.*                                       US           313
    1,200   Manor Care, Inc.*                                   US            24
    7,000   Mckesson HBOC, Inc.                                 US           209
    6,600   Mediimmune, Inc.*                                   US           169
   18,600   Medtronic, Inc.                                     US           833
   60,070   Merck & Co.                                         US         3,258
      600   Millipore Corp.                                     US            20
   61,950   NeoPharm, Inc.*                                     US           955
    7,000   Oxford Health Plans, Inc.*                          US           249
  127,450   Pfizer, Inc.                                        US         4,049
   14,600   Pharmacia Corp.                                     US           628
    4,400   Quest Diagnostics, Inc.*                            US           281
   15,000   Quidel Corp.*                                       US            47
    1,400   Quintiles Transnational Corp.*                      US            15
   45,900   Ribapharm, Inc.*                                    US           209
   16,500   Schering-Plough Corp.                               US           352
    8,000   Sepracor, Inc.*                                     US            70
   10,800   St. Jude Medical, Inc.*                             US           385
    4,600   Stryker Corp.                                       US           290
   19,950   Tenet Healthcare Corp.                              US           574
    5,100   Triad Hospitals, Inc.*                              US           186
    3,500   UnitedHealth Group, Inc.                            US           318
    2,000   Varian Medical Systems, Inc.                        US            96
    1,300   Watson Pharmaceuticals, Inc.*                       US            36
   11,500   Wellpoint Health Networks, Inc.*                    US           865
   64,710   Wyeth                                               US         2,168
   25,240   Zimmer Holdings, Inc.*                              US         1,040
                                                                      ----------
                                                                          49,270
                                                                      ----------

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

MULTI-INDUSTRY   1.5%

   69,600   Jardine Matheson Holdings Ltd.*                     SG    $      421
  256,550   General Electric Co.                                US         6,478
   24,100   Honeywell International, Inc.                       US           577
    1,600   Textron, Inc.                                       US            66
    1,500   TRW, Inc.                                           US            80
                                                                      ----------
                                                                           7,622
                                                                      ----------

RAW MATERIALS   1.9%

  100,223   CSR Ltd.                                            AU           306
   53,911   Orica Ltd.                                          AU           302
   30,100   Bayer AG                                            DE           570
   12,159   UPM-Kymmene Oyj                                     FI           394
   22,772   Cie de Saint-Gobain                                 FR           494
    8,137   L'Air Liquide SA                                    FR         1,041
   24,615   POSCO                                               KR           569
   35,800   ProSafe ASA*                                        NO           451
   88,305   Carter Holt Harvey Ltd.                             NZ            71
   23,500   Hoganas AG                                          SE           372
   42,155   Rio Tinto                                           UK           761
   98,900   Victrex PLC                                         UK           337
    2,600   Air Products & Chemicals, Inc.                      US           115
    9,500   Alcoa, Inc.                                         US           210
      900   Allegheny Technologies, Inc.                        US             6
    1,200   Avery Dennison Corp.                                US            75
    1,100   B.F. Goodrich Co. (The)                             US            17
      700   Boise Cascade Corp.                                 US            17
   10,200   Dow Chemical Co.                                    US           265
   11,200   E. I. du Pont de Nemours and Co.                    US           462
      900   Eastman Chemical Co.                                US            33
    1,400   Ecolab, Inc.                                        US            68
    1,500   Engelhard Corp.                                     US            33
    1,600   Freeport-McMoRan
              Copper & Gold, Inc.*                              US            20
      600   Great Lakes Chemical Corp.                          US            15
    1,300   Hercules, Inc.*                                     US            12
    5,500   International Paper Co.                             US           192
    1,300   Louisiana Pacific Corp.                             US             9
    5,600   Masco Corp.                                         US           115
    2,364   MeadWestvaco Corp.                                  US            50
    5,800   Minnesota Mining &
              Manufacturing Co.                                 US           736
    5,355   Monsanto Co.                                        US            89
    4,400   Newmont Mining Corp.                                US           109
      900   Nucor Corp.                                         US            38
    1,500   Pall Corp.                                          US            26
    1,000   Phelps Dodge Corp.*                                 US            31
    1,800   Praxair, Inc.                                       US            98
    2,500   Rohm and Haas Co.                                   US            83
    1,000   Sealed Air Corp.*                                   US            15
    1,900   Sigma-Aldrich Corp.                                 US            87
      500   Temple-Inland, Inc.                                 US            21
   22,600   United States Steel Corp.                           US           290
    1,200   Vulcan Materials Co.                                US            40
    2,500   Weyerhaeuser Co.                                    US           113
      900   Worthington Industries, Inc.                        US            17
   40,858   Sasol Ltd.                                          ZA           447
                                                                      ----------
                                                                           9,622
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.3%

   26,300   Annaly Mortgage Management, Inc.                    US    $      461
   50,600   Apex Mortgage Capital, Inc.                         US           325
   10,200   Corrections Corp. of America*                       US           164
    4,700   Equity Office Properties Trust                      US           113
    3,100   Equity Residential                                  US            74
   46,600   IMPAC Mortgage Holdings, Inc.                       US           507
    2,000   Plum Creek Timber Co., Inc.                         US            45
    2,036   Simon Property Group, Inc.                          US            70
                                                                      ----------
                                                                           1,759
                                                                      ----------

RETAIL  4.2%

   67,842   Coles Myer Ltd.                                     AU           241
    6,900   GrandVision SA                                      FR           120
  125,899   Boots Co. PLC                                       UK         1,171
  139,849   GUS PLC                                             UK         1,263
    5,800   A.C. Moore Arts & Crafts, Inc.*                     US            91
    2,500   Advanced Auto Parts, Inc.*                          US           134
   11,300   AFC Enterprises, Inc.*                              US           209
   16,100   Albertson's, Inc.                                   US           359
    6,800   Anntaylor Stores Corp.*                             US           159
    5,900   Applebee's International, Inc.                      US           140
   14,300   Bed Bath & Beyond, Inc.*                            US           507
   25,185   Benihana, Inc. (Class A)*                           US           303
   11,250   Best Buy Co., Inc.*                                 US           232
    1,300   Big Lots, Inc.*                                     US            22
   29,900   Charming Shoppes, Inc.*                             US           138
    4,800   Chico's FAS, Inc.*                                  US            93
    2,400   Circuit City Stores, Inc.                           US            24
    5,100   Costco Wholesale Corp.*                             US           173
    4,400   CVS Corp.                                           US           122
   14,950   Darden Restaurants, Inc.                            US           284
   58,000   dELiA*s Corp. (Class A)*                            US            29
   14,500   Dillard's, Inc.                                     US           239
    3,800   Dollar General Corp.                                US            53
   13,700   Electronics Boutique
              Holdings Corp.*                                   US           345
    6,700   Family Dollar Stores, Inc.                          US           206
   10,900   Federated Department Stores, Inc.*                  US           335
    9,800   Gap, Inc.                                           US           115
  117,950   Home Depot, Inc.                                    US         3,406
    3,000   J.C. Penney Co., Inc.                               US            57
    7,300   Kohls Corp.*                                        US           427
   35,300   Kroger Co. (The)*                                   US           524
   40,600   Limited, Inc.                                       US           636
    4,000   Linens 'n Things, Inc.*                             US            94
   22,900   Lowe's Cos., Inc.                                   US           956
    3,200   May Department Stores Co.                           US            75
   14,300   McDonald's Corp.                                    US           259
    6,300   Michaels Stores, Inc.*                              US           283
    1,600   Nordstrom, Inc.                                     US            32
   14,600   O'Charley's, Inc.*                                  US           288
    2,000   Radioshack Corp.                                    US            42
    4,000   Rent-A-Center, Inc.*                                US           177
    5,400   Safeway, Inc.*                                      US           125
   22,900   Sears, Roebuck & Co.                                US           601
    4,400   Starbucks Corp.*                                    US           105
   16,200   Target Corp.                                        US           488

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

RETAIL (CONT.)

    1,600   Tiffany & Co.                                       US    $       42
   34,700   TJX Cos., Inc.                                      US           712
    2,500   Toys R US, Inc.*                                    US            25
    9,600   Tractor Supply Co.*                                 US           365
   29,000   Trans World Entertainment Corp.*                    US            87
   68,600   Wal-Mart Stores, Inc.                               US         3,674
   11,500   Walgreen Co.                                        US           388
    1,200   Wendy's International, Inc.                         US            38
   18,100   Winn-Dixie Stores, Inc.                             US           272
    7,000   Yum! Brands, Inc.*                                  US           158
                                                                      ----------
                                                                          21,443
                                                                      ----------

TECHNOLOGY (COMPONENTS) 3.2%

   53,700   ELMOS Semiconductor AG                              DE           329
    9,900   Kyocera Corp.                                       JP           582
   44,700   Renishaw PLC                                        UK           259
    3,800   Advanced Micro Devices, Inc.*                       US            23
    4,300   Altera Corp.*                                       US            50
   13,100   Analog Devices, Inc.*                               US           351
   56,800   Anaren Microwave, Inc.*                             US           517
    3,400   Applied Micro Circuits Corp.*                       US            13
   10,600   Broadcom Corp. (Class A)*                           US           127
   13,900   Brocade Communications
              Systems, Inc.*                                    US            95
   42,200   California Micro Devices Corp.*                     US           178
    4,100   CIENA Corp.                                         US            15
  410,200   Cisco Systems, Inc.*                                US         4,586
   10,700   Corning, Inc.                                       US            20
  325,000   EMC Corp.*                                          US         1,661
   31,400   hi/fn, inc.*                                        US           168
  164,600   Hytek Microsystems, Inc.*                           US           207
   22,812   Identix, Inc.*                                      US           137
   24,400   II-VI, Inc.*                                        US           334
    5,200   Integrated Device Technology, Inc.*                 US            51
  148,700   Intel Corp.                                         US         2,573
    8,600   Intersil Corp. (Class A)*                           US           146
   55,400   IXYS Corp.*                                         US           315
   13,900   Jabil Circuit, Inc.*                                US           214
   43,900   JDS Uniphase Corp.*                                 US            99
    3,600   Linear Technology Corp.                             US           100
    4,200   LSI Logic Corp.*                                    US            25
  218,850   Lucent Technologies, Inc.*                          US           269
    3,700   Maxim Integrated Products, Inc.                     US           118
   35,900   Micrel, Inc.*                                       US           297
    7,200   Microchip Technology, Inc.                          US           176
    6,900   Micron Technology, Inc.*                            US           110
   76,100   Microsemi Corp.*                                    US           565
    2,200   Molex, Inc.                                         US            58
    2,000   National Semiconductor Corp.*                       US            27
    1,200   NCR Corp.*                                          US            27
    3,900   Network Appliance, Inc.*                            US            35
   13,900   Omnivision Technologies, Inc.*                      US           157
    4,250   OpticNet, Inc.(d)*                                  US             0
   55,000   Pemstar, Inc.*                                      US            78
    1,200   PerkinElmer, Inc.*                                  US             8
   26,900   Pixelworks, Inc.*                                   US           153
    2,000   PMC-Sierra, Inc.*                                   US            10
    8,800   Qualcomm, Inc.*                                     US           304
    5,900   Sanmina Corp.*                                      US            18

      The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (COMPONENTS) (CONT.)

    4,000   Semtech Corp.*                                      US    $       57
    9,000   Solectron Corp.*                                    US            20
   28,900   Stratos Lightwave, Inc.*                            US           159
      700   Thomas & Betts Corp. *                              US            12
    3,600   Unisys Corp.*                                       US            31
   10,000   Xilinx, Inc.*                                       US           190
                                                                      ----------
                                                                          16,054
                                                                      ----------

TECHNOLOGY (EQUIPMENT) 4.0%

   19,200   Vestas Wind Systems AS                              DK           274
   34,234   Alcatel SA                                          FR           171
   71,600   Alcatel SA ADR                                      FR           350
   38,000   Canon, Inc.                                         JP         1,399
  121,000   Hitachi Ltd.                                        JP           472
   17,200   Murata Manufacturing Co. Ltd.                       JP           811
   35,100   Yamaichi Electronics Co. Ltd.                       JP           319
   53,800   ASM International NV*                               NL           683
   38,900   ADC Telecommunications, Inc.*                       US            61
    4,800   ADTRAN, Inc.*                                       US           122
   10,600   Advanced Power Technology, Inc.*                    US            25
    3,000   Affiliated Computer
              Services, Inc. (Class A)*                         US           138
    5,200   Agilent Technologies, Inc.*                         US            72
    2,200   American Power Conversion Corp.*                    US            28
    1,000   Andrew Corp.*                                       US             9
    3,900   Apple Computer, Inc.*                               US            63
   18,500   Applied Materials, Inc.*                            US           278
   37,100   ATMI, Inc.*                                         US           682
    6,200   August Technology Corp.*                            US            38
    3,400   Avaya, Inc.*                                        US             7
   18,600   Boeing Co.                                          US           553
    2,100   Comverse Technology, Inc.*                          US            15
   15,200   CoorsTek, Inc.*                                     US           226
   47,300   Dell Computer Corp.*                                US         1,353
   12,500   EDO Corp.                                           US           209
    4,200   Emulex Corp.*                                       US            75
    3,700   Gateway, Inc.*                                      US            11
    2,300   General Dynamics Corp.                              US           182
   60,100   GSI Lumonics Inc.*                                  US           299
    3,600   Harris Corp.                                        US            95
  153,410   Hewlett-Packard Co.                                 US         2,424
    5,900   Interdigital Communications Corp.*                  US            77
   28,300   International Business
              Machines Corp.                                    US         2,234
    9,300   KLA-Tencor Corp.*                                   US           331
   15,300   KVH Industries, Inc.*                               US           119
    3,600   L-3 Communications
              Holdings, Inc.*                                   US           169
    5,300   Lexmark International Group, Inc.*                  US           315
    5,200   Lockheed Martin Corp.                               US           301
   20,200   Micro Component Technology, Inc.*                   US             9
   52,700   Motorola, Inc.                                      US           483
   23,000   Netopia, Inc.*                                      US            34
   59,500   New Focus, Inc.*                                    US           199
    1,300   Northrop Grumman Corp.                              US           134
    5,400   Novellus Systems, Inc.*                             US           171
   35,400   Rimage Corp.*                                       US           332
   39,800   RIT Technologies Ltd.*                              US            29
  281,800   Riverstone Networks, Inc.*                          US           313

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) (CONT.)

    8,900   Rockwell Collins, Inc.                              US    $      201
    9,600   SafeNet, Inc.*                                      US           160
    8,700   Sandisk Corp.*                                      US           172
   85,200   Scientific-Atlanta, Inc.                            US         1,040
   38,200   Sonus Networks, Inc.*                               US            13
   36,600   Sun Microsystems, Inc.*                             US           108
    2,700   Symbol Technologies, Inc.                           US            23
    1,000   Tektronix, Inc.*                                    US            18
    4,600   Tellabs, Inc.*                                      US            35
    2,100   Teradyne, Inc.*                                     US            25
   30,500   Texas Instruments, Inc.                             US           484
    1,900   Thermo Electron Corp.*                              US            35
   22,700   Ultratech Stepper, Inc.*                            US           200
    9,828   United Technologies Corp.                           US           606
   15,400   Unova, Inc.*                                        US            77
    4,500   Varian Semiconductor
              Equipment Associates, Inc.*                       US           107
    8,100   Xerox Corp.*                                        US            54
   51,500   Zygo Corp.*                                         US           228
                                                                      ----------
                                                                          20,280
                                                                      ----------

TECHNOLOGY (SOFTWARE) 3.2%

   20,600   SAP AG                                              DE           394
   56,750   Adobe Systems, Inc.                                 US         1,342
   13,700   Ariba, Inc.*                                        US            32
    1,300   Autodesk, Inc.                                      US            15
    2,700   BMC Software, Inc.*                                 US            43
    7,300   Check Point Software
              Technologies Ltd.*                                US           101
    5,166   ChoicePoint, Inc.*                                  US           196
    2,100   Citrix Systems, Inc.*                               US            16
    6,500   Computer Associates
              International, Inc.                               US            97
    4,200   Compuware Corp.*                                    US            20
   10,200   Electronic Arts, Inc.*                              US           664
   61,900   F5 Networks, Inc.*                                  US           581
   85,300   FalconStor Software, Inc.*                          US           339
   23,800   First Data Corp.                                    US           832
    8,700   Intuit, Inc.*                                       US           452
   16,400   JDA Software Group, Inc.*                           US           144
    1,000   Mercury Interactive Corp.*                          US            26
  140,000   Microsoft Corp.*                                    US         7,486
    9,700   Network Associates, Inc.*                           US           154
   22,500   Novadigm, Inc.*                                     US            42
   47,100   Novell, Inc.*                                       US           114
  161,100   Oracle Corp.*                                       US         1,642
    2,900   Parametric Technology Corp.*                        US             7
   40,500   PDF Solutions, Inc.*                                US           300
   12,500   Peoplesoft, Inc.*                                   US           226
   15,600   Primus Knowledge Solutions, Inc.*                   US             6
    2,300   Rational Software Corp.*                            US            15
    5,300   Siebel Systems, Inc.*                               US            40
    7,400   Symantec Corp.*                                     US           296
    3,689   Synopsys, Inc.*                                     US           140
    7,800   Take-Two Interactive
              Software, Inc.*                                   US           201
   11,400   Tier Technologies, Inc.*                            US           217
   10,550   VERITAS Software Corp.*                             US           161
                                                                      ----------
                                                                          16,341
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION 0.8%

      113   West Japan Railway Co.                              JP    $      365
  174,000   British Airways PLC                                 UK           360
    1,700   AMR Corp.*                                          US             8
    4,300   Burlington Northern
              Santa Fe Corp.*                                   US           111
    7,900   CNF, Inc.                                           US           254
    3,400   CSX Corp.                                           US            94
    1,400   Delta Air Lines, Inc.                               US            14
    1,800   Expeditors International
              of Washington, Inc.                               US            57
    8,600   ExpressJet Holdings, Inc.*                          US            98
    3,400   FedEx Corp.                                         US           181
    4,400   Norfolk Southern Corp.                              US            89
   11,200   Roadway Express, Inc.                               US           449
    8,700   Southwest Airlines Co.                              US           127
   19,700   Union Pacific Corp.                                 US         1,163
   12,700   United Parcel Service, Inc.                         US           762
                                                                      ----------
                                                                           4,132
                                                                      ----------

UTILITIES 3.3%

  248,745   Telstra Corp.                                       AU           657
    2,469   Electrabel SA                                       BE           573
   29,583   RWE AG                                              DE           918
    7,555   Endesa SA*                                          ES            78
   56,257   Iberdrola SA                                        ES           667
  108,463   Telefonica SA*                                      ES         1,027
  163,500   Hong Kong Electric Holding Ltd.                     HK           665
  269,700   Telecom Corp. of New Zealand Ltd.                   NZ           663
  175,200   Cable & Wireless PLC                                UK           405
   37,100   Vodafone Group PLC ADR                              UK           591
    6,000   AES Corp.*                                          US            11
    1,400   Allegheny Energy, Inc.                              US             8
    3,500   Alltel Corp.                                        US           174
    1,600   Ameren Corp.                                        US            65
    3,700   American Electric Power                             US            95
   65,800   AT&T Corp.                                          US           858
   30,455   AT&T Wireless Services, Inc.*                       US           209
   21,100   BellSouth Corp.                                     US           552
    3,700   Calpine Corp.*                                      US             7
    3,300   CenterPoint Energy, Inc.                            US            23
    1,600   CenturyTel, Inc.                                    US            45
    1,900   Cinergy Corp.                                       US            59
    3,200   Citizens Communications Co.*                        US            27
    1,500   CMS Energy Corp.                                    US            12
    2,400   Consolidated Edison, Inc.                           US           102
    1,800   Constellation Energy Group, Inc.                    US            46
    3,500   Dominion Resources, Inc.                            US           168
    1,800   DTE Energy Co.                                      US            81
   10,100   Duke Energy Corp.                                   US           207
    3,700   Edison International*                               US            37
    6,600   El Paso Corp.                                       US            51
    2,500   Entergy Corp.                                       US           110
    3,600   Exelon Corp.                                        US           181
    3,495   FirstEnergy Corp.                                   US           113
    2,000   FPL Group, Inc.                                     US           118
    1,600   KeySpan Corp.                                       US            58
    1,400   Kinder Morgan, Inc.                                 US            51
    4,160   Mirant Corp.*                                       US             9
   29,200   Nextel Communications, Inc.*                        US           329

  Shares/                                                   Country  Value(000s)
Face Amount Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

UTILITIES (CONT.)

      600   NICOR, Inc.                                         US    $       19
    2,300   NiSource, Inc.                                      US            38
    4,400   PG&E Corp.*                                         US            48
    1,000   Pinnacle West Capital Corp.                         US            29
    1,800   PPL Corp.                                           US            62
    2,500   Progress Energy, Inc.                               US           104
    2,300   Public Service Enterprise
              Group, Inc.                                       US            66
   19,000   Qwest Communications
              International, Inc.                               US            64
   37,600   SBC Communications, Inc.                            US           965
    7,900   Southern Co. (The)                                  US           235
   81,200   Sprint Corp.                                        US         1,009
   11,300   Sprint Corp. (PCS Group)*                           US            39
    3,000   TXU Corp.                                           US            43
   99,270   Verizon Communications, Inc.                        US         3,748
    5,800   Williams Cos., Inc. (The)                           US            11
    4,200   Xcel Energy, Inc.                                   US            44
                                                                      ----------
                                                                          16,574
                                                                      ----------

TOTAL COMMON STOCKS (Cost $399,339)                                      309,031
                                                                      ----------

BONDS 33.3%

FOREIGN CORPORATE BONDS 4.1%

E       4,000,000   Deutsche Bahn Finance BV,
                      5.000%, 06/10/08                                     2,089
        2,000,000   Deutsche Hypo,
                      5.750%, 07/19/10                                     2,117
        2,000,000   Hypothekenbk In Essen,
                      5.250%, 07/05/05                                     2,055
        3,000,000   Caisse D'Amort Dette,
                      5.125%, 10/25/08                                     3,109
        1,500,000   Deutsche Telekom,
                      6.125%, 07/06/05                                     1,514
        1,500,000   Koninklijke Philips Electronics
                      NV, 5.750%, 05/16/08                                 1,520
        1,000,000   Powergen PLC, 5.000%, 07/08/09                           967
(pound) 1,000,000   BK Nederlandse Gemeeten,
                      5.625%, 02/08/11                                     1,633
(Y)   100,000,000   Deutsche Telekom, 1.500%, 06/15/05                       794
      200,000,000   Petroliam Nasional BHD,
                      3.600%, 06/12/06                                     1,766
      200,000,000   Banque Central de Tunisie,
                      3.300%, 08/02/10                                     1,694
$       2,000,000   Sanluis Corp., 8.875%, 03/18/08 (c)(d)                   700
        1,000,000   Kazkommerts International
                      BV, 10.125%, 05/08/07                                1,065
                                                                      ----------
                                                                          21,023
                                                                      ----------

FOREIGN GOVERNMENT BONDS 16.2%

CN$     4,417,075   Canada Government,
                      4.000%, 12/01/31(e)                                  3,113
        5,344,523   Canada Government,
                      4.250%, 12/01/21(e)                                  3,827
        5,055,553   Canada Government,
                      4.250%, 12/01/26(e)                                  3,662

      The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
Face Amount Security Description                                      (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS (CONT.)

CN$     2,000,000   Canada Government,
                      5.500%, 06/01/10                                $    1,335
        2,000,000   Canada Government,
                      6.000%, 06/01/08                                     1,381
E       3,208,096   Government of Spain,
                      6.000%, 01/31/08                                     3,462
        3,000,000   Government of Finland,
                      5.750%, 02/23/11                                     3,215
E      11,405,502   Government of France,
                      3.000%, 07/25/09(e)                                 11,343
        9,980,707   Government of France,
                      3.000%, 07/25/12(e)                                  9,989
        2,396,587   Government of France,
                      3.150%, 07/25/32(e)                                  2,381
        3,575,418   Government of France,
                      3.400%, 07/25/29(e)                                  3,629
        1,873,470   Government of France,
                      8.500%, 10/25/19                                     2,595
        3,000,000   Buoni Poliennali Del Tesoro,
                      5.250%, 08/01/11                                     3,108
(pound)   900,000   U.K. Gilt, 2.500%, 05/20/09                            3,161
        2,800,000   U.K. Gilt, 2.500%, 07/26/16                            9,625
        2,120,000   U.K. Gilt, 2.500%, 07/17/24                            6,284
          860,000   U.K. Gilt, 4.125%, 07/22/30                            2,465
(Y)   200,000,000   Quebec, Province of, 1.600%, 05/09/13                  1,696
NZ$     3,000,000   Canada Government,
                      6.625%, 10/03/07                                     1,482
        3,000,000   New Zealand Government Bond,
                      8.000%, 11/15/06                                     1,561
SG$     3,000,000   Government of Singapore,
                      4.375%, 01/15/09                                     1,888
$       1,000,000   Quebec, Province of,
                      7.220%, 07/22/36                                     1,298
                                                                      ----------
                                                                          82,500
                                                                      ----------

MORTGAGE BACKED OBLIGATIONS 0.9%

E       1,500,000   FHLMC, 5.125%, 01/15/12                                1,516
$       1,888,900   GNMA II, 6.000%, 02/20/32                              1,952
          845,002   GNMA II, 6.500%, 10/20/28                                878
                                                                      ----------
                                                                           4,346
                                                                      ----------

U.S. CORPORATE BONDS 3.3%

E       1,500,000   General Electric Capital Corp.,
                      5.750%, 11/20/08                                     1,556
        1,500,000   Household Finance Corp.,
                      6.500%, 05/05/09                                     1,126
        1,500,000   Pemex Project Funding Master Trust,
                      7.750%, 08/02/07                                     1,516
(pound) 2,000,000   Ford Motor Credit Co.,
                          7.250%, 02/22/05                                 2,908
(Y)   200,000,000   Ford Motor Credit Co.,
                      1.000%, 12/22/03                                     1,605
      200,000,000   Pfizer, Inc., 0.800%, 03/18/08                         1,660
      200,000,000   Proctor & Gamble Co.,
                      2.000%, 06/21/10                                     1,750
$         955,000   Burlington Northern Santa Fe Corp.,
                      7.290%, 06/01/36                                     1,098
        1,000,000   Coastal Corp., 6.700%, 02/15/27                          740


       Shares/                                                      Value (000s)
     Face Amount        Security Description                          (Note 1)
--------------------------------------------------------------------------------

U.S. CORPORATE BONDS (CONT.)

$       1,250,000   Security Capital Group, Inc.,
                      7.700%, 06/15/28                                $    1,384
        1,385,000   Ultramar Diamond,
                      6.750%, 10/15/37                                     1,351
                                                                      ----------
                                                                          16,694
                                                                      ----------

U.S. GOVERNMENT & AGENCIES 8.5%

       10,434,540   U.S. Treasury Inflation Indexed Bond,
                      3.625%, 01/15/08                                    11,308
       15,826,684   U.S. Treasury Inflation Indexed Bond,
                      3.875%, 04/15/29                                    18,285
       10,972,982   U.S. Treasury Inflation Indexed Bond,
                      3.500%, 01/15/11                                    11,924
        1,800,000   U.S. Treasury Note, 5.000%, 08/15/11                   1,961
                                                                      ----------
                                                                          43,478
                                                                      ----------

UTILITIES 0.3%

E       1,500,000   AT&T Corp., 6.000%, 11/21/06                           1,393
                                                                      ----------
                                                                           1,393
                                                                      ----------

TOTAL BONDS (COST $165,527)                                              169,434
                                                                      ----------

SHORT-TERM INVESTMENTS   5.5%

        3,021,242   AMR Select Cash Reserve Fund                           3,021
$       1,000,000   Credit Agricole Indosuez North America,
                      Inc., CP, 1.750%(a), 11/05/02                        1,000
          128,146   State Street Bank Euro Deposit,
                    3.000%, 11/01/02                                         127
        1,000,000   FHLMC DN, 1.680%, 12/12/02                               998
       13,400,000   Solvay Finance America, Inc.,
                      CP, 1.950%(a),11/01/02                              13,400
        1,000,000   U.S. Treasury Bill, 1.525%, 01/09/03                     997
        1,000,000   U.S. Treasury Bill, 1.550%, 12/05/02                     999
        1,300,000   U.S. Treasury Bill, 1.620%, 01/16/03+                  1,296
        1,000,000   U.S. Treasury Bill, 1.635%, 01/23/03                     996
        4,969,268   Repurchase Agreement,
                      State Street Bank, .360%,
                      11/01/02 (Maturity Value $4,969)
                      (Cost $4,969) Collateral: FNMA,
                      7.000%, 07/15/05
                      (Collateral Value $5,104)                            4,969
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (Cost $27,803)                               27,803
                                                                      ----------

TOTAL INVESTMENTS (Cost $592,669), 99.6%                                 506,268
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET,  0.4%                                   1,946
                                                                      ----------

NET ASSETS, 100.0%                                                    $  508,214
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                        FREMONT INTERNATIONAL GROWTH FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country  Value(000s)
   Shares   Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 92.6%

BUSINESS EQUIPMENT & SERVICES 1.0%

   33,700   WPP Group PLC                                       UK    $      228
                                                                      ----------
                                                                             228
                                                                      ----------

CONSUMER DURABLES 2.5%

   13,600   Sony Corp. ADR                                      JP           588
   53,800   TI Automotive Ltd.(d)*                              UK            --
                                                                      ----------
                                                                             588
                                                                      ----------

CONSUMER NON-DURABLES 27.5%

  195,400   Coca-Cola Amatil Ltd.                               AU           573
    3,800   Nestle SA                                           CH           813
   10,100   L'Oreal SA                                          FR           751
   12,400   LVMH Moet Hennessy Louis
              Vuitton SA                                        FR           556
   23,300   Kao Corp.                                           JP           531
   14,250   Heineken NV                                         NL           571
   46,562   Koninklijke Ahold NV                                NL           584
   83,000   Cadbury Schweppes PLC                               UK           540
   60,800   Diageo PLC                                          UK           685
   74,900   Unilever PLC                                        UK           739
                                                                      ----------
                                                                           6,343
                                                                      ----------

CONSUMER SERVICES 5.6%

  106,400   Television Broadcasts Ltd.                          HK           365
   86,200   Reed Elsevier PLC                                   UK           761
   53,600   Reuters Group PLC                                   UK           158
                                                                      ----------
                                                                           1,284
                                                                      ----------

ENERGY 8.2%

   13,700   Nexen, Inc.                                         CA           292
    8,600   Total Fina Elf SA ADR                               FR           585
   12,600   Royal Dutch Petroleum Co. ADR                       NL           539
   12,200   BP Amoco PLC ADR                                    UK           469
                                                                      ----------
                                                                           1,885
                                                                      ----------

FINANCIAL SERVICES (BANKS) 12.9%

   38,400   National Australia Bank Ltd.                        AU           732
    9,600   Deutsche Bank AG                                    DE           418
   67,700   BCO Sant Cent Hisp.                                 ES           414
   67,400   HSBC Holdings PLC                                   HK           737
   29,200   Royal Bank of Scotland
              Group PLC*                                        UK           687
                                                                      ----------
                                                                           2,988
                                                                      ----------

FINANCIAL SERVICES (OTHER) 3.7%

    3,700   Allianz AG                                          DE           388
   28,600   ING Groep NV                                        NL           477
                                                                      ----------
                                                                             865
                                                                      ----------

HEALTH CARE 22.3%

   19,300   Novartis AG                                         CH           734
   11,600   Roche Holding AG                                    CH           819
      607   Synthes-Stratec, Inc.                               CH           366
    9,200   Fresenius Medical Care AG                           DE           290
   21,700   Novo-Nordisk AS                                     DK           597
    7,700   Sanofi-Synthelabo SA                                FR           470
   38,261   Luxottica Group ADR                                 IT           577
   14,043   Takeda Chemical Industries Ltd.                     JP           582

   Shares/                                                  Country  Value(000s)
Face Amount Security Description                              Code    (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (CONT.)
   36,800   GlaxoSmithKline PLC                                 UK    $      702
                                                                      ----------
                                                                           5,137
                                                                      ----------

RAW MATERIALS 2.8%

    5,075   L'Air Liquide SA                                    FR           649
                                                                      ----------
                                                                             649
                                                                      ----------

TECHNOLOGY (COMPONENTS) 1.4%

    5,500   Kyocera Corp.                                       JP           324
                                                                      ----------
                                                                             324
                                                                      ----------

TECHNOLOGY (EQUIPMENT) 2.0%

   11,700   Vestas Wind Systems AS                              DK           167
   59,000   Alcatel SA ADR                                      FR           289
                                                                      ----------
                                                                             456
                                                                      ----------

TECHNOLOGY (SOFTWARE) 1.0%

   12,300   SAP AG                                              DE           235
                                                                      ----------
                                                                             235
                                                                      ----------

UTILITIES 1.7%

   24,600   Vodafone Group PLC ADR                              UK           392
                                                                      ----------
                                                                             392
                                                                      ----------

TOTAL COMMON STOCKS (Cost $25,130)                                        21,374
                                                                      ----------

SHORT-TERM INVESTMENTS 6.4%

$ 113,533   State Street Bank Euro Deposit,
              3.000%, 11/01/02                                               112
1,366,537   Repurchase Agreement, State Street
              Bank, 1.360%, 11/01/02 (Maturity
              Value $1,367) (Cost $1,367)
              Collateral: FNMA, 7.000%, 07/15/05
              (Collateral Value $1,397)                                    1,367
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (COST $1,479)                                 1,479
                                                                      ----------

TOTAL INVESTMENTS (COST $26,609),  99.0%                                  22,853
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET,  1.0%                                     233
                                                                      ----------

NET ASSETS, 100.0%                                                    $   23,086
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

      The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                           FREMONT NEW ERA VALUE FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 92.3%

BUSINESS EQUIPMENT & SERVICES 3.3%

    20,490   Electronic Data Systems Corp.                            $      309
    12,400   Manpower, Inc.                                                  423
                                                                      ----------
                                                                             732
                                                                      ----------

CAPITAL GOODS 5.0%
    43,830   General Electric Co.                                          1,107
                                                                      ----------
                                                                           1,107
                                                                      ----------

CONSUMER NON-DURABLES 4.0%

    30,140   Estee Lauder Cos., Inc. (Class A)                               878
                                                                      ----------
                                                                             878
                                                                      ----------

CONSUMER SERVICES 4.5%

    59,800   Walt Disney Co. (The)*                                          999
                                                                      ----------
                                                                             999
                                                                      ----------

ENERGY 4.4%

     3,800   ChevronTexaco Corp.                                             257
    21,600   Exxon Mobil Corp.                                               727
                                                                      ----------
                                                                             984
                                                                      ----------

FINANCIAL SERVICES (BANKS) 13.2%

    28,200   Bank of New York Co., Inc.                                      733
    17,800   Citigroup, Inc.                                                 658
    18,400   SouthTrust Corp.                                                471
    21,430   Wells Fargo & Co.                                             1,082
                                                                      ----------
                                                                           2,944
                                                                      ----------

FINANCIAL SERVICES (OTHER) 6.0%

    28,500   Marsh & McLennan Cos., Inc.                                   1,331
                                                                      ----------
                                                                           1,331
                                                                      ----------

HEALTH CARE 14.1%

     6,805   Amgen, Inc.*                                                    317
    18,635   Bristol-Myers Squibb Co.                                        459
    23,800   Genentech, Inc.*                                                811
     5,400   Lilly (Eli) & Co.                                               300
    10,035   Merck & Co., Inc.                                               544
    21,155   Wyeth                                                           709
                                                                      ----------
                                                                           3,140
                                                                      ----------

RETAIL  8.1%

    35,920   Home Depot, Inc.                                              1,037
    16,300   Limited, Inc.                                                   255
    33,300   Staples, Inc.*                                                  513
                                                                      ----------
                                                                           1,805
                                                                      ----------
TECHNOLOGY (COMPONENTS) 10.7%

   104,760   Cisco Systems, Inc.*                                          1,171
   147,200   EMC Corp.*                                                      752
    19,560   Intel Corp.                                                     338
    89,105   Lucent Technologies, Inc.*                                      110
                                                                      ----------
                                                                           2,371
                                                                      ----------

TECHNOLOGY (EQUIPMENT) 5.6%

    49,260   Hewlett-Packard Co.                                             778
    37,740   Scientific-Atlanta, Inc.                                        461
                                                                      ----------
                                                                           1,239
                                                                      ----------

  Shares/                                                           Value (000s)
Face Amount  Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) 9.4%

    21,950   Adobe Systems, Inc.                                      $      519
    22,890   Microsoft Corp.*                                              1,224
    33,980   Oracle Corp.*                                                   346
                                                                      ----------
                                                                           2,089
                                                                      ----------

UTILITIES 4.0%

    23,705   Verizon Communications, Inc.                                    895
                                                                      ----------
                                                                             895
                                                                      ----------

TOTAL COMMON STOCKS (Cost $27,001)                                        20,514
                                                                      ----------

SHORT-TERM INVESTMENTS 7.8%

$1,700,000   Solvay Finance America, Inc., CP,
               1.950%(a), 11/01/02                                         1,700
    29,334   Repurchase Agreement,
               State Street Bank, 1.360%,
               11/01/02 (Maturity Value $29)
               (Cost $29) Collateral: FNMA,
               7.000%, 07/15/05
               (Collateral Value $34)                                         29
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (COST $1,729)                                 1,729
                                                                      ----------

TOTAL INVESTMENTS (COST $28,730), 100.1%                                  22,243
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET, (0.1)%                                   (19)
                                                                      ----------

NET ASSETS, 100.0%                                                    $   22,224
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                           FREMONT NEW ERA GROWTH FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 94.5%

BUSINESS EQUIPMENT & SERVICES 4.1%

     2,900   Affiliated Computer Services,
               Inc. (Class A)*                                        $      134
                                                                      ----------
                                                                             134
                                                                      ----------
CAPITAL GOODS 7.3%

     1,500   General Dynamics Corp.                                          119
     4,700   General Electric Co.                                            119
                                                                      ----------
                                                                             238
                                                                      ----------

CONSUMER DURABLES 3.9%

     2,400   Harley-Davidson, Inc.                                           126
                                                                      ----------
                                                                             126
                                                                      ----------

CONSUMER NON-DURABLES 7.5%

     2,300   Anheuser-Busch Companies, Inc.                                  121
     1,400   Procter & Gamble Co.                                            124
                                                                      ----------
                                                                             245
                                                                      ----------

CONSUMER SERVICES 5.2%

     2,800   Apollo Group, Inc. (Class A)*                                   116
     1,100   Weight Watchers International, Inc.*                             52
                                                                      ----------
                                                                             168
                                                                      ----------

FINANCIAL SERVICES (BANKS) 7.3%

     1,900   Fifth Third Bancorp.                                            121
     2,300   Wells Fargo & Co.                                               116
                                                                      ----------
                                                                             237
                                                                      ----------

FINANCIAL SERVICES (OTHER) 7.3%

     2,700   H&R Block, Inc.                                                 120
     2,500   Moody's Corp.                                                   118
                                                                      ----------
                                                                             238
                                                                      ----------

HEALTH CARE 22.0%

     2,600   Amgen, Inc.*                                                    121
     1,500   Forest Laboratories, Inc. (Class A)*                            147
     2,000   Johnson & Johnson                                               117
     2,800   Medtronic, Inc.*                                                125
     4,250   Pfizer, Inc.                                                    135
     2,500   Tenet Healthcare Corp.*                                          72
                                                                      ----------
                                                                             717
                                                                      ----------

RETAIL 18.2%

     1,600   AutoZone, Inc.*                                                 137
     3,500   Bed Bath & Beyond, Inc.*                                        124
     1,600   Kohls Corp.*                                                     94
     2,100   Wal-Mart Stores, Inc.                                           112
     3,800   Walgreen Co.                                                    128
                                                                      ----------
                                                                             595
                                                                      ----------

TECHNOLOGY (EQUIPMENT) 7.6%

     4,900   Dell Computer Corp.*                                            140
     2,300   L-3 Communications Holdings, Inc.*                              108
                                                                      ----------
                                                                             248
                                                                      ----------

  Shares/                                                           Value (000s)
Face Amount  Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) 4.1%

     2,500   Microsoft Corp.*                                         $      134
                                                                      ----------
                                                                             134
                                                                      ----------

TOTAL COMMON STOCKS (COST $3,166)                                          3,080
                                                                      ----------

SHORT-TERM INVESTMENT 2.6%

$   83,917   Repurchase Agreement, State
               Street Bank, 1.360%, 11/01/02
               (Maturity Value $84) (Cost $84)
               Collateral: FNMA, 7.000%,
               07/15/05 (Collateral Value $91)                                84
                                                                      ----------

TOTAL SHORT-TERM INVESTMENT (Cost $84)                                        84
                                                                      ----------

TOTAL INVESTMENTS (Cost $3,250), 97.1%                                     3,164
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET, 2.9%                                       96
                                                                      ----------

NET ASSETS, 100.0%                                                    $    3,260
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

      The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                          FREMONT STRUCTURED CORE FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 96.3%

BUSINESS EQUIPMENT & SERVICES 0.4%

     7,382   Synopsys, Inc.*                                          $      279
       100   United Online, Inc.*                                              1
                                                                      ----------
                                                                             280
                                                                      ----------

CAPITAL GOODS 6.7%

       400   AGCO Corp.*                                                      10
    23,000   Delphi Automotive Systems Corp.                                 160
    73,400   General Electric Co.                                          1,853
    18,500   Honeywell International, Inc.                                   443
     9,800   Johnson Controls, Inc.                                          764
    15,100   Lear Corp.*                                                     552
    37,400   Steel Dynamics, Inc.*                                           487
                                                                      ----------
                                                                           4,269
                                                                      ----------

CONSUMER DURABLES 1.5%

    47,100   Ford Motor Co.                                                  399
    14,800   General Motors Corp.                                            492
     5,700   Nautilus Group, Inc. (The)*                                      78
                                                                      ----------
                                                                             969
                                                                      ----------

CONSUMER NON-DURABLES 10.5%

    24,700   Carnival Corp. (Class A)                                        645
     4,300   Coca-Cola Co.                                                   200
     8,700   Dole Food Co., Inc.                                             256
    10,500   Jarden Corp.*                                                   251
     8,700   Liz Claiborne, Inc.                                             259
    21,100   PepsiCo, Inc.                                                   931
    26,400   Philip Morris Cos., Inc.                                      1,076
    30,000   Procter & Gamble Co.                                          2,654
    15,700   Take-Two Interactive Software, Inc.*                            405
                                                                      ----------
                                                                           6,677
                                                                      ----------

CONSUMER SERVICES 2.1%

    26,000   AOL Time Warner, Inc.*                                          384
     7,000   Marriott International, Inc. (Class A)                          217
    16,400   Viacom, Inc. (Class B)*                                         732
                                                                      ----------
                                                                           1,333
                                                                      ----------

ENERGY 5.3%

    14,900   Anadarko Petroleum Corp.                                        664
    13,500   ChevronTexaco Corp.                                             913
       100   CONSOL Energy, Inc.                                               1
    18,800   Devon Energy Corp.                                              949
    18,400   Exxon Mobil Corp.                                               619
     9,100   Occidental Petroleum Corp.                                      260
                                                                      ----------
                                                                           3,406
                                                                      ----------

FINANCIAL SERVICES (BANKS) 13.5%

    42,700   Bank of America Corp.                                         2,981
    11,000   Capital One Financial Corp.                                     335
    32,333   Citigroup, Inc.                                               1,195
    46,950   MBNA Corp.                                                      954
    74,600   US Bancorp                                                    1,573
    42,900   Washington Mutual, Inc.                                       1,534
                                                                      ----------
                                                                           8,572
                                                                      ----------

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) 10.4%

    21,875   American International Group, Inc.                       $    1,368
     1,700   Bear Stearns Cos., Inc. (The)                                   104
    17,600   CNA Financial Corp.*                                            463
    19,300   Fannie Mae                                                    1,290
    18,480   Fidelity National Financial, Inc.                               558
    19,700   Freddie Mac                                                   1,213
    11,500   GreenPoint Financial Corp.                                      501
    17,700   RenaissanceRe Holdings Ltd.                                     726
     5,800   Stewart Information Services Corp.*                             120
     1,682   Travelers Property Casualty Corp.*                               23
     7,400   W.R. Berkely                                                    275
                                                                      ----------
                                                                           6,641
                                                                      ----------

HEALTH CARE 13.5%

    11,800   Abbott Laboratories                                             494
    22,500   American Pharmaceutical
               Partners, Inc.*                                               450
    11,000   Amgen, Inc.*                                                    512
    20,600   Apria Healthcare Group, Inc.*                                   503
    26,200   Johnson & Johnson                                             1,539
     3,800   Lilly (Eli) & Co.                                               211
    19,000   Merck & Co.                                                   1,031
    76,325   Pfizer, Inc.                                                  2,425
    14,000   Tenet Healthcare Corp.*                                         403
     6,800   UnitedHealth Group, Inc.                                        619
    12,000   Wyeth                                                           402
                                                                      ----------
                                                                           8,589
                                                                      ----------

RAW MATERIALS 1.7%

     3,500   E. I. du Pont de Nemours and Co.                                144
       545   Monsanto Co.                                                      9
     8,200   Peabody Energy Corp.                                            211
     8,000   Quanex Corp.                                                    284
    22,400   Solutia, Inc.                                                   100
    24,700   United States Steel Corp.                                       317
                                                                      ----------
                                                                           1,065
                                                                      ----------

REAL ESTATE INVESTMENT TRUSTS 1.9%

    59,100   Annaly Mortgage Management, Inc.                              1,036
    25,100   Apex Mortgage Capital, Inc.                                     161
                                                                      ----------
                                                                           1,197
                                                                      ----------

RETAIL 9.0%

     7,500   AFC Enterprises, Inc.*                                          139
     9,400   Albertson's, Inc.                                               210
       150   Best Buy Co., Inc.*                                               3
    24,700   Dillard's, Inc.                                                 407
    29,750   Home Depot, Inc.                                                859
    25,000   Kroger Co. (The)*                                               371
    26,200   Lowe's Cos., Inc.                                             1,093
     1,700   Papa John's International, Inc.*                                 44
    13,100   Sears, Roebuck & Co.                                            344
    11,400   Target Corp.                                                    343
    35,700   Wal-Mart Stores, Inc.                                         1,912
                                                                      ----------
                                                                           5,725
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                          FREMONT STRUCTURED CORE FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

SHELTER 1.2%

    13,300   Lennar Corp.                                             $      734
                                                                      ----------
                                                                             734
                                                                      ----------

TECHNOLOGY (COMPONENTS) 3.4%

     2,300   Benchmark Electronics, Inc.*                                     51
   138,400   Cisco Systems, Inc.*                                          1,547
    10,400   Intel Corp.                                                     180
     2,400   Intersil Corp. (Class A)*                                        41
     9,100   Qualcomm, Inc.*                                                 314
                                                                      ----------
                                                                           2,133
                                                                      ----------

TECHNOLOGY (EQUIPMENT) 5.3%

    27,800   Dell Computer Corp.*                                            795
    15,700   International Business Machines Corp.                         1,239
    46,400   Motorola, Inc.                                                  426
     5,700   Sandisk Corp.*                                                  113
    20,700   Texas Instruments, Inc.                                         328
     7,800   United Technologies Corp.                                       481
                                                                      ----------
                                                                           3,382
                                                                      ----------

TECHNOLOGY (SOFTWARE) 2.9%

    31,500   Microsoft Corp.*                                              1,684
    14,900   Oracle Corp.*                                                   152
                                                                      ----------
                                                                           1,836
                                                                      ----------

TRANSPORTATION 3.5%

     5,300   CNF, Inc.                                                       171
    37,100   ExpressJet Holdings, Inc.*                                      423
    19,600   Roadway Express, Inc.                                           785
    14,500   Union Pacific Corp.                                             856
                                                                      ----------
                                                                           2,235
                                                                      ----------

UTILITIES 3.5%

    45,700   AT&T Corp.                                                      596
     5,800   Nextel Communications, Inc.*                                     65
    19,500   SBC Communications, Inc.                                        500
    88,300   Sprint Corp.                                                  1,097
                                                                      ----------
                                                                           2,258
                                                                      ----------

TOTAL COMMON STOCKS (Cost $60,030)                                        61,301
                                                                      ----------

                                                                    Value (000s)
Face Amount  Security Description                                     (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 3.8%

$2,200,000   Solvay Finance America, Inc.,
               CP, 1.950%(a), 11/01/02                                $    2,200
    39,632   Repurchase Agreement, State
               Street Bank, 1.360%, 11/01/02
               (Maturity Value $40) (Cost $40)
               Collateral: FNMA, 7.000%,
               07/15/05 (Collateral Value $46)                                40
   200,000   U.S. Treasury Bill, 1.600%, 12/19/02                            199
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (COST $2,439)                                 2,439
                                                                      ----------

TOTAL INVESTMENTS (COST $62,469), 100.1%                                  63,740
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET, (0.1)%                                   (64)
                                                                      ----------

NET ASSETS, 100.0%                                                    $   63,676
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

      The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 80.0%

BUSINESS EQUIPMENT & SERVICES 12.2%

    11,200   Corporate Executive Board Co.*                           $      372
    36,500   CoStar Group, Inc.*                                             597
    57,900   Getty Images, Inc.*                                           1,659
    47,233   PLATO Learning, Inc.*                                           325
   236,700   SBA Communications Corp.*                                        88
    11,800   School Specialty, Inc.*                                         285
    88,800   TeleTech Holdings, Inc.*                                        529
                                                                      ----------
                                                                           3,855
                                                                      ----------

CAPITAL GOODS 9.8%

    20,000   Alliant Techsystems, Inc.*                                    1,203
    48,900   Elbit Systems Ltd.                                              754
    50,700   Ionics, Inc.*                                                 1,152
                                                                      ----------
                                                                           3,109
                                                                      ----------
CONSUMER DURABLES 2.3%

    12,900   Harman International Industries, Inc.                           722
                                                                      ----------
                                                                             722
                                                                      ----------

CONSUMER NON-DURABLES 3.5%

    26,100   Hain Celestial Group, Inc.*                                     374
    38,800   Oakley, Inc.*                                                   459
    17,700   THQ, Inc.*                                                      256
                                                                      ----------
                                                                           1,089
                                                                      ----------

CONSUMER SERVICES 10.3%

    49,000   Alliance Gaming Corp.*                                          821
    20,600   Corinthian Colleges, Inc.*                                      782
    79,800   Crown Media Holdings,
               Inc. (Class A)*                                               223
    18,400   International Speedway Corp (Class A)                           717
    46,600   Sylvan Learning Systems, Inc.*                                  712
                                                                      ----------
                                                                           3,255
                                                                      ----------

HEALTH CARE 9.9%

    80,100   ArthroCare Corp.*                                               872
    35,200   Eclipsys Corp.*                                                 171
    90,100   Exelixis, Inc.*                                                 445
    78,500   Gene Logic, Inc.*                                               595
    21,400   Pharmaceutical Product
               Development, Inc.*                                            586
    17,500   Pharmaceutical Resources, Inc.*                                 413
     7,200   Therasense, Inc.*                                                43
                                                                      ----------
                                                                           3,125
                                                                      ----------

RETAIL 3.9%

     8,100   Advance Auto Parts, Inc.*                                       434
     8,800   CEC Entertainment, Inc.*                                        245
    22,500   Electronics Boutique Holdings
               Corp.*                                                        567
                                                                      ----------
                                                                           1,246
                                                                      ----------

TECHNOLOGY (COMPONENTS) 3.9%

   116,100   Anaren Microwave, Inc.*                                       1,057
   132,600   Pemstar, Inc.*                                                  188
                                                                      ----------
                                                                           1,245
                                                                      ----------

  Shares/                                                           Value (000s)
Face Amount  Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) 20.1%

    27,400   ASM International NV*                                    $      348
    49,600   ATMI, Inc.*                                                     912
   170,400   Ixia*                                                           607
    27,300   Netopia, Inc.*                                                   40
   519,300   New Focus, Inc.*                                              1,734
   155,400   Powerwave Technologies, Inc.*                                   716
   172,500   Presstek, Inc.*                                                 850
   371,601   Riverstone Networks, Inc.*                                      413
    86,100   Seachange International, Inc.*                                  498
     9,000   Varian Semiconductor Equipment
               Associates, Inc.*                                             214
                                                                      ----------
                                                                           6,332
                                                                      ----------

TECHNOLOGY (SOFTWARE) 4.1%

     9,100   Cognos, Inc.*                                                   180
    11,400   Documentum, Inc.*                                               167
     6,600   Hyperion Solutions Corp.*                                       178
    28,500   Network Associates, Inc.*                                       453
    18,100   Primus Knowledge Solutions, Inc.*                                 7
    84,800   Sanchez Computer Associates, Inc.*                              301
                                                                      ----------
                                                                           1,286
                                                                      ----------

TOTAL COMMON STOCKS  (COST $38,589)                                       25,264
                                                                      ----------

SHORT-TERM INVESTMENTS 20.2%

 3,004,444   Fremont Money Market Fund(b)                                  3,004
$3,358,449   Repurchase Agreement, State
               Street Bank, 1.360%, 11/01/02
               (Maturity Value $3,359)
               (Cost $3,359) Collateral:
               FNMA, 7.000%, 07/15/05
               (Collateral Value $3,428)                                   3,359
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (COST $6,363)                                 6,363
                                                                      ----------

TOTAL INVESTMENTS (COST $44,952), 100.2%                                  31,627
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET, (0.2)%                                   (64)
                                                                      ----------

NET ASSETS, 100.0%                                                    $   31,563
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                          FREMONT U.S. MICRO-CAP FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 82.8%

BUSINESS EQUIPMENT & SERVICES 11.5%

   148,000   Bright Horizons Family Solutions, Inc.*                  $    4,003
   934,800   Centra Software, Inc.*                                          767
   168,000   Corporate Executive Board Co.*                                5,576
   478,900   CoStar Group, Inc.*                                           7,830
   151,500   Infocrossing, Inc.*                                           1,151
   604,200   Kroll, Inc.*                                                 11,770
   125,300   MTC Technologies, Inc.*                                       3,069
 1,189,600   Perma-Fix Environmental Services, Inc.*                       3,045
   525,900   PLATO Learning, Inc.*                                         3,623
   387,200   Saba Software, Inc.*                                            631
 1,546,300   SBA Communications Corp.*                                       572
   703,400   TeleTech Holdings, Inc.*                                      4,192
                                                                      ----------
                                                                          46,229
                                                                      ----------

CAPITAL GOODS 5.6%

   488,900   American Science & Engineering, Inc.(b)*                      4,938
   287,300   BHA Group Holdings, Inc. (Class A)                            4,814
   296,400   IMPCO Technologies, Inc.*                                     1,177
   330,450   Northern Technologies
               International Corp.(b)*                                     1,100
    93,000   Oshkosh Truck Corp.                                           5,296
   315,100   OSI Systems, Inc.*                                            5,038
                                                                      ----------
                                                                          22,363
                                                                      ----------

CONSUMER NON-DURABLES 5.3%

   214,100   Blue Rhino Corp.*                                             3,271
   176,900   Gaiam, Inc. (Class A)*                                        1,725
   346,400   Galaxy Nutritional Foods, Inc.*                                 762
   292,600   Hain Celestial Group, Inc.*                                   4,193
   582,700   JAKKS Pacific, Inc.*                                          7,715
   589,600   Monterey Pasta Co.*                                           3,703
                                                                      ----------
                                                                          21,369
                                                                      ----------

CONSUMER SERVICES 2.5%

   266,700   4Kids Entertainment, Inc.*                                    7,214
   123,900   Shuffle Master, Inc.*                                         2,842
                                                                      ----------
                                                                          10,056
                                                                      ----------

HEALTH CARE 15.0%

   740,100   ArthroCare Corp.*                                             8,060
   939,600   eBenX, Inc.*                                                  1,738
   314,500   Eclipsys Corp.*                                               1,525
   932,800   Endocare, Inc.*                                               2,641
   436,500   Exact Sciences Corp.*                                         6,395
   730,200   First Consulting Group, Inc.*                                 3,980
   984,300   Gene Logic, Inc.*                                             7,461
 1,308,600   Harvard Bioscience, Inc.*                                     3,926
   233,800   ICON PLC*                                                     5,845
 1,134,500   NeoPharm, Inc.(b)*                                           17,494
   291,000   Quidel Corp.*                                                   908
                                                                      ----------
                                                                          59,973
                                                                      ----------

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

RETAIL 6.9%

   108,500   A.C. Moore Arts & Crafts, Inc.*                          $    1,708
   432,745   Benihana, Inc. (Class A)(b)*                                  5,210
 1,052,600   dELiA*s Corp. (Class A)*                                        526
   235,700   Electronics Boutique Holdings
               Corp.*                                                      5,940
   259,600   O'Charley's, Inc.*                                            5,114
   189,600   Tractor Supply Co.*                                           7,203
   574,300   Trans World Entertainment Corp.*                              1,729
                                                                      ----------
                                                                          27,430
                                                                      ----------

TECHNOLOGY (COMPONENTS) 13.8%

 1,053,900   Anaren Microwave, Inc.*                                       9,592
   455,800   APA Optics, Inc.*                                               729
 1,089,500   California Micro Devices Corp.(b)*                            4,598
   589,100   hi/fn, inc.(b)*                                               3,158
   434,768   Identix, Inc.*                                                2,613
   462,300   II-VI, Inc.*                                                  6,334
   961,100   IXYS Corp.*                                                   5,459
   661,100   Micrel, Inc.*                                                 5,461
 1,395,900   Microsemi Corp.*                                             10,372
   130,700   OpticNet, Inc.(d)*                                               10
   964,300   Pemstar, Inc.*                                                1,369
   498,600   Pixelworks, Inc.*                                             2,842
   538,340   Stratos Lightwave, Inc.(b)*                                   2,961
                                                                      ----------
                                                                          55,498
                                                                      ----------

TECHNOLOGY (EQUIPMENT) 14.5%

   379,800   ASM International NV*                                         4,823
   682,600   ATMI, Inc.*                                                  12,553
   127,800   August Technology Corp.*                                        774
   285,200   CoorsTek, Inc.*                                               4,249
   232,600   EDO Corp.                                                     3,896
   237,100   KVH Industries, Inc.*                                         1,847
   720,900   Micro Component Technology, Inc.(b)*                            339
   652,350   Netopia, Inc.*                                                  959
 1,104,500   New Focus, Inc.*                                              3,689
   852,600   Rimage Corp.(b)*                                              7,998
   876,900   RIT Technologies Ltd.(b)*                                       640
 4,925,800   Riverstone Networks, Inc.*                                    5,468
   175,500   SafeNet, Inc.*                                                2,922
   210,900   Ultratech Stepper, Inc.*                                      1,856
    80,900   Varian Semiconductor Equipment
               Associates, Inc.*                                           1,927
   973,200   Zygo Corp.(b)*                                                4,310
                                                                      ----------
                                                                          58,250
                                                                      ----------

TECHNOLOGY (SOFTWARE) 7.7%

 1,147,200   F5 Networks, Inc.*                                           10,772
 1,569,200   FalconStor Software, Inc.*                                    6,230
   126,600   JDA Software Group, Inc.*                                     1,108
   414,700   MDSI Mobile Data Solutions, Inc.(b)*                          1,374
   503,800   Novadigm, Inc.*                                                 947
   749,700   PDF Solutions, Inc.*                                          5,549

The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

  Shares/                                                           Value (000s)
Face Amount  Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) (CONT.)

   479,300   Primus Knowledge Solutions, Inc.*                        $      173
   247,100   Tier Technologies, Inc.*                                      4,707
                                                                      ----------
                                                                          30,860
                                                                      ----------

TOTAL COMMON STOCKS (COST $524,778)                                      332,028
                                                                      ----------

SHORT-TERM INVESTMENTS 16.0%

 41,079,708  Fremont Money Market Fund(b)                                 41,080

$23,268,556  Repurchase Agreement, State
               Street Bank, 1.360%, 11/01/02
               (Maturity Value $23,269)
               (Cost $23,268) Collateral:
               FNMA 7.250%, 01/15/10
               (Collateral Value $23,735)                                 23,268
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (COST $64,348)                               64,348
                                                                      ----------

TOTAL INVESTMENTS (COST $589,126), 98.8%                                 396,376
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET, 1.2%                                    4,692
                                                                      ----------

NET ASSETS, 100.0%                                                    $  401,068
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                      FREMONT REAL ESTATE SECURITIES FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares     Security Description                                     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 99.2%

SHELTER 3.3%

    37,400   Catellus Development Corp.*                              $      666
                                                                      ----------
                                                                             666
                                                                      ----------

REITs (APARTMENTS) 32.9%

    54,263   Archstone-Smith Trust                                         1,245
    34,120   Avalonbay Communities, Inc.                                   1,286
    12,600   BRE Properties, Inc.                                            362
    19,150   Camden Property Trust                                           600
    57,600   Equity Residential Properties Trust                           1,366
     6,490   Essex Property Trust, Inc.                                      308
     7,710   Gables Residential Trust                                        175
    20,800   Home Properties of New York, Inc.                               659
    14,000   Post Properties, Inc.                                           328
     1,000   Summit Properties, Inc.                                          18
    20,310   United Dominion Realty Trust, Inc.                              293
                                                                      ----------
                                                                           6,640
                                                                      ----------

REITs (DIVERSIFIED) 6.5%

    35,480   Vornado Realty Trust                                          1,304
                                                                      ----------
                                                                           1,304
                                                                      ----------

REITs (INDUSTRIAL) 12.0%

    34,200   AMB Property Corp.                                              917
    26,850   Liberty Property Trust                                          788
    29,500   Prologis Trust                                                  714
                                                                      ----------
                                                                           2,419
                                                                      ----------


REITs (OFFICE) 26.7%

    38,140   Arden Realty, Inc.                                              816
    17,060   Boston Properties, Inc.                                         609
    19,810   Brandywine Realty Trust                                         396
     7,100   CarrAmerica Realty Corp.                                        168
     9,300   Corporate Office Properties Trust                               125
    65,415   Equity Office Properties Trust                                1,575
    13,550   Mack-Cali Realty Corp.                                          391
    15,360   Prentiss Properties Trust                                       414
     9,450   Reckson Associates Realty Corp.                                 192
    24,150   SL Green Realty Corp.                                           705
                                                                      ----------
                                                                           5,391
                                                                      ----------

REITs (REGIONAL MALLS) 17.8%

     4,400   CBL & Associates Properties, Inc.                               163
    25,350   Pan Pacific Retail Properties, Inc.                             849
    46,700   Simon Property Group, Inc.                                    1,595
    27,800   Taubman Centers, Inc.                                           385
    21,330   The Macerich Co.                                                607
                                                                      ----------
                                                                           3,599
                                                                      ----------

TOTAL COMMON STOCKS (COST $21,500)                                        20,019
                                                                      ----------

                                                                    Value (000s)
Face Amount  Security Description                                     (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT 1.0%

$  201,812   Repurchase Agreement, State
               Street Bank, 1.360%,
               11/01/02 (Maturity Value $202)
               (Cost $202) Collateral: FNMA,
               7.000%, 07/15/05 (Collateral
               Value $211)                                            $      202
                                                                      ----------

TOTAL SHORT-TERM INVESTMENT (COST $202)                                      202
                                                                      ----------

TOTAL INVESTMENTS (COST $21,702), 100.2%                                  20,221
                                                                      ----------

OTHER ASSETS AND LIABILITIES, NET, (0.2)%                                   (40)
                                                                      ----------

NET ASSETS, 100.0%                                                    $   20,181
                                                                      ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

      The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                                FREMONT BOND FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

BONDS 87.6%

COLLATERALIZED MORTGAGE OBLIGATIONS  21.6%
$    694,388   BSABS 2001-A AIII FRN ....................................................    2.123%        02/15/31       $      693
     446,875   BSARM 2000-2 A1 ..........................................................    4.876%        11/25/30              462
   2,394,762   BSARM 2000-1 1A FRN ......................................................    7.479%        12/25/30            2,404
     115,470   BSARM 2000-1 2A FRN ......................................................    7.491%        12/25/30              116
   1,294,047   BSARM 2002-9 2A ..........................................................    5.439%        10/25/32            1,312
   2,500,000   BSARM 2002-11 A1 .........................................................    5.600%        12/30/32            2,543
   3,600,000   BSMSI 1998-1 A18 .........................................................    6.750%        03/25/28            3,757
   1,468,376   CDMC 1999-A A2 144A FRN**(f) .............................................    2.480%        08/25/30            1,472
     500,000   CHASE 1998-S6 A17 ........................................................    6.750%        10/25/28              522
   2,452,394   CHASE 2002-A1 1AI FRN ....................................................    6.221%        12/25/29            2,583
   4,000,000   Conseco 2001-A A FRN .....................................................    2.083%        12/15/08            3,988
   9,927,109   CSFB 2001-S18-A-2 FRN ....................................................    2.180%        08/25/31            9,870
   5,085,337   CSFB 2002-AR27 2A2 .......................................................    5.769%        10/25/32            5,196
   9,400,000   CSFB 2002-P3A-A1 144A(f) .................................................    2.361%        08/25/33            9,400
   1,746,112   CWHL 2002-12 1A20 FRN ....................................................    6.500%        08/25/32            1,791
  11,086,643   EMC MLT 2001-A 144A FRN** ................................................    2.200%        05/25/40           11,062
     374,857   FHR 2210 F FRN ...........................................................    2.150%        07/15/28              375
   5,879,268   FHR 2247 Z ...............................................................    7.500%        08/15/30            6,266
   1,353,808   FHR 2248-FB FRN ..........................................................    2.300%        09/15/30            1,358
  17,256,992   FHR 2351 AZ ..............................................................    6.500%        08/15/31           17,978
     704,906   FNR 1992-131 KA ..........................................................    8.000%        01/25/22              704
     200,000   FNR 1993-11 J ............................................................    7.500%        02/25/08              229
   8,970,092   FNR 2002-55 OR ...........................................................    5.000%        09/25/18            9,214
   9,457,419   FNR 2002-55 TA ...........................................................    5.000%        09/25/18            9,707
  10,728,173   FNR G93-21 Z .............................................................    7.200%        05/25/23           11,539
   9,581,511   FNT 2001-04-4A1 FRN ......................................................    2.380%        09/25/31            9,600
   5,297,819   FNT 2001-4-3A5 FRN .......................................................    2.430%        09/25/31            5,310
   2,284,497   FSPC T-11 A5 .............................................................    6.500%        01/25/15            2,293
   8,000,000   FSPC T-11 A6 .............................................................    6.500%        09/25/18            8,282
   7,979,724   GNR 2001-16Z .............................................................    6.750%        10/16/40            8,802
  11,869,338   GSR 2001-1 A2 FRN ........................................................    5.575%        10/25/31           12,003
  12,056,212   GSR 2002-9 A1A FRN .......................................................    2.882%        10/25/32           11,948
   5,250,000   INTL PAPER SPARC -2001-12-144A ...........................................    3.070%        06/20/04            5,199
   2,095,790   JPMC 2000-FL1 A 144A FRN** ...............................................    2.083%        04/15/10            2,096
      46,311   MSMT 40 8 ................................................................    7.000%        07/20/21               46
     500,000   NFLC 1999-SL A4 ..........................................................    6.654%        11/10/30              543
   1,932,578   NSCOR 1999-25 A4 .........................................................    6.500%        10/25/29            2,048
   4,408,597   PNCMS 1999-4 1A8 .........................................................    6.200%        06/25/29            4,543
   6,700,000   PNCMS 1999-5-1A7 .........................................................    6.300%        07/25/29            6,863
   5,405,647   RFMSI 1997-S17 A5 ........................................................    7.000%        11/25/27            5,506
   2,642,809   RMT 2000-A A8 ............................................................    6.500%        04/19/29            2,696
   6,974,308   SAMI 2002-AR3 A1 FRN(f) ..................................................    2.140%        09/19/32            6,974
   3,421,246   SASC 2001-21A 1A1 FRN ....................................................    6.250%        01/25/32            3,539
  10,412,671   SASC 2002-13 3A1 FRN .....................................................    2.290%        06/25/17           10,416
   2,135,729   SASC 2002-HF1 A FRN ......................................................    2.120%        01/25/33            2,127
     529,536   Sasco 2001-1 A1 ..........................................................    7.000%        02/25/16              544
   1,535,498   Sasco 2001-1 A1 FRN ......................................................    6.500%        10/25/31            1,569
     392,872   SASI 1993-2 A9 ...........................................................    6.200%        07/25/08              393
     962,367   SBM7 1999-NC4 A FRN ......................................................    2.230%        09/25/29              960
      37,684   SBM7 2000-BOA 1A FRN .....................................................    7.606%        12/25/30               38
   1,352,636   UMSC 1993-1 AA FRN .......................................................    5.961%        09/25/33            1,388
  14,200,000   WAMMS 2002-AR1 2A2 FRN ...................................................    5.390%        02/25/31           14,532
     378,205   WAMU 2001-1 A ............................................................    4.598%        01/25/41              383
     458,596   WFMBS 2001-2 A1 ..........................................................    7.000%        02/25/16              471
   2,432,830   WFMBS 2002-E 2A1 FRN .....................................................    5.221%        09/25/32            2,471
                                                                                                                          ----------
                                                                                                                             248,124
                                                                                                                          ----------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                                FREMONT BOND FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS 3.1%
$    500,000   Abbey National Capital Trust .............................................    8.963%        12/29/49       $      596
     600,000   British Telecom PLC Global FRN ...........................................    3.121%        12/15/03              600
     500,000   British Telecom PLC Global Note ..........................................    8.125%        12/15/10              587
   2,700,000   DaimlerChrysler NA Holdings FRN ..........................................    2.207%        08/01/03            2,692
   9,000,000   DaimlerChrysler NA Holdings FRN ..........................................    2.596%        12/16/02            9,002
     500,000   Deutsche Telekom International Finance ...................................    7.750%        06/15/05              539
   3,700,000   France Telecom 144A ......................................................    9.250%        03/01/11            4,082
   1,100,000   France Telecom 144A ......................................................   10.000%        03/01/31            1,242
  12,300,000   France Telecom 144A FRN ..................................................    4.576%        03/14/03           12,247
E  2,400,000   Lloyds TSB Capital 1 Call.................................................    7.375%        02/07/49            2,610
$  1,600,000   Royal Bank of Scotland....................................................    9.118%        03/31/49            1,945
                                                                                                                          ----------
                                                                                                                              36,142
                                                                                                                          ----------

FOREIGN GOVERNMENT BONDS 1.8%

   2,093,397   Republic of Brazil .......................................................    8.000%        04/15/14            1,217
   4,100,000   Republic of Brazil .......................................................   11.000%        01/11/12            2,378
   5,800,000   Republic of Brazil .......................................................   11.000%        08/17/40            3,118
     700,000   Republic of Brazil .......................................................   12.250%        03/06/30              405
   1,204,000   Republic of Brazil FRN ...................................................    2.563%        04/15/06              936
      76,471   Republic of Brazil FRN ...................................................    2.625%        04/15/09               45
   4,500,000   Republic of Peru 144A ....................................................    9.125%        02/21/12            3,971
     800,000   Republic of Pananma ......................................................    8.250%        04/22/08              808
     900,000   United Mexican States ....................................................    6.250%        12/31/19              871
   1,300,000   United Mexican States ....................................................    7.500%        01/14/12            1,355
   1,400,000   United Mexican States ....................................................    8.000%        09/24/22            1,365
   2,400,000   United Mexican States ....................................................    8.300%        08/15/31            2,380
     800,000   United Mexican States ....................................................    8.375%        01/14/11              866
     500,000   United Mexican States ....................................................    8.500%        02/01/06              552
     300,000   United Mexican States ....................................................    9.875%        02/01/10              348
     100,000   United Mexican States ....................................................   11.375%        09/15/16              127
                                                                                                                          ----------
                                                                                                                              20,742
                                                                                                                          ----------

MORTGAGE BACKED OBLIGATIONS 37.1%

     500,000   Allete, Inc. FRN .........................................................    2.690%        10/20/03              499
   7,773,713   Amortizing Residential Collateral Trust FRN ..............................    2.120%        07/25/32            7,748
   2,554,567   BA Mortgage Securities, Inc. .............................................    6.600%        08/25/28            2,562
   9,885,853   CDC Mortgage Capital Trust FRN ...........................................    2.120%        01/25/33            9,856
   3,092,669   Countrywide Asset-Backed Certificates FRN ................................    2.060%        06/25/31            3,088
      99,106   FH ARM ...................................................................    7.835%        07/01/30              103
     764,973   FHLMC.....................................................................    6.500%  01/01/26 - 05/01/26         797
     300,739   FHLMC ....................................................................    7.000%        11/15/20              306
      83,585   FHLMC ....................................................................    8.250%        08/01/17               90
  31,929,996   FNMA......................................................................    5.500%  11/01/16 - 11/01/17      32,967
  93,496,161   FNMA......................................................................    6.000%  03/01/16 - 11/01/17      97,492
  10,081,181   FNMA ARM .................................................................    4.475%        05/01/36           10,342
   5,728,140   FNMA ARM .................................................................    4.507%        05/01/36            5,889
     142,283   FNMA ARM .................................................................    4.871%        11/01/23              148
  30,000,000   FNMA TBA .................................................................    5.500%        11/19/17           30,956
   6,000,000   FNMA TBA .................................................................    5.500%        11/19/17            6,186
  69,000,000   FNMA TBA .................................................................    6.000%        11/19/17           71,911
  14,258,882   GNMA......................................................................    6.000%  01/15/24 - 07/15/29      14,819
  37,515,621   GNMA......................................................................    6.500%  02/15/24 - 08/15/32      39,290
  80,408,518   GNMA......................................................................    7.000%  10/15/29 - 07/15/32      84,464
      60,538   GNMA II ARM ..............................................................    5.375%        04/20/21               63
     332,358   GNMA II ARM ..............................................................    5.375%        03/20/24              343
     320,809   GNMA II ARM ..............................................................    5.750%        08/20/25              331
   3,554,618   GNMA II ARM ..............................................................    6.000%        11/20/29            3,659
     165,345   GNMA II ARM ..............................................................    6.250%        11/20/24              171
     191,197   GNMA II ARM ..............................................................    6.250%        10/20/25              198

      The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                                FREMONT BOND FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED OBLIGATIONS (CONT.)
$    279,051   GNMA II ARM ............6.625% ...........................................                  11/20/26       $      289
   1,096,379   GNMA II ARM ..............................................................    6.625%        10/20/27            1,133
   1,100,000   GSMS 2001-1285-A2 SEQ 144A** .............................................    6.526%        08/15/18            1,218
                                                                                                                          ----------
                                                                                                                             426,918
                                                                                                                          ----------

MUNICIPAL BONDS 0.4%

   3,500,000   Badger TOB Asset Securitization Corp. ....................................    6.000%        06/01/17            3,503
   1,450,000   New York State Environmental Facilities Corp. ............................    8.070%        06/15/23            1,523
                                                                                                                          ----------
                                                                                                                               5,026
                                                                                                                          ----------

U.S. CORPORATE BONDS 17.7%

   9,000,000   AOL Time Warner, Inc. ....................................................    7.625%        04/15/31            8,155
   5,000,000   Associates Corp., NA .....................................................    5.750%        11/01/03            5,205
   8,900,000   AT&T Corp. ...............................................................    8.000%        11/15/31            8,500
     300,000   AT&T Wireless Services, Inc. .............................................    7.875%        03/01/11              261
   6,700,000   Bear Stearns Co., Inc. FRN ...............................................    2.048%        12/01/03            6,709
   1,100,000   Beckman Instruments, Inc. ................................................    7.100%        03/04/03            1,113
   7,500,000   Chrysler Financial Co. FRN ...............................................    1.925%        06/18/03            7,456
   3,400,000   CIT Group, Inc. ..........................................................    5.625%        05/17/04            3,371
   1,900,000   CIT Group, Inc. ..........................................................    7.500%        11/14/03            1,949
   2,500,000   CIT Group, Inc. FRN ......................................................    2.210%        04/07/03            2,489
   7,500,000   Conagra Foods, Inc. FRN ..................................................    2.475%        09/10/03            7,512
     569,000   Delta Air Lines, Inc. (Sinking Fund Bond)** ..............................    9.450%        02/14/06              370
   1,140,000   Delta Air Lines, Inc. (Sinking Fund Bond)** ..............................    9.450%        02/26/06              741
   2,500,000   El Paso Corp. ............................................................    7.000%        05/15/11            1,650
   3,400,000   El Paso Corp. ............................................................    8.050%        10/15/30            2,108
     200,000   El Paso Corp. 144A** .....................................................    7.875%        06/15/12              134
   1,800,000   El Paso Corp. 144A .......................................................    2.110%        06/20/03            1,757
  19,500,000   Ford Motor Credit Co. FRN ................................................    2.340%        06/23/03           19,055
     900,000   Ford Motor Credit Co. FRN ................................................    7.450%        07/16/31              688
   4,700,000   General Motors Acceptance Corp. FRN ......................................    2.016%        08/04/03            4,613
   2,500,000   General Motors Acceptance Corp. FRN ......................................    1.858%        08/18/03            2,447
  10,000,000   General Motors Acceptance Corp. FRN ......................................    5.750%        11/10/03           10,012
   9,000,000   General Motors Acceptance Corp. MTN FRN ..................................    2.486%        05/04/04            8,711
   1,000,000   General Motors Acceptance Corp. MTN FRN ..................................    2.178%        07/30/04              944
   7,000,000   GMACC 2001-WTC-A2 144A ARM(f) ............................................    3.970%        09/09/15            6,720
   6,700,000   Gulf States Utilities ....................................................    8.250%        04/01/04            7,160
   7,150,000   HCA, Inc. ................................................................    6.870%        09/15/03            7,325
   1,600,000   Household Finance Corp. MTN FRN ..........................................    2.146%        05/28/04            1,474
E  2,600,000   KBC Bank Funding Trust....................................................    6.875%        06/30/49            2,645
$  2,336,000   Morgan Stanley & Co., Inc.** .............................................    7.187%        09/15/11            2,518
   3,336,718   Morgan Stanley Dean Witter Capital FRN** .................................    2.100%        07/11/11            3,321
   1,000,000   National Rural Utilities MTN FRN .........................................    2.830%        04/26/04            1,003
   5,000,000   Noram Energy Corp. .......................................................    6.375%        11/01/03            4,150
   2,400,000   Pemex Project Funding Master Trust** .....................................    8.000%        11/15/11            2,472
   3,500,000   Public Service El & Gas ..................................................    8.875%        06/01/03            3,604
   6,513,000   Qwest Capital Funding ....................................................    7.250%        02/15/11            3,615
   2,000,000   Sonat, Inc. ..............................................................    7.625%        07/15/11            1,320
   1,700,000   Sprint Capital Corp. .....................................................    6.900%        05/01/19            1,141
   5,000,000   Sprint Capital Corp. .....................................................    7.625%        01/30/11            4,029
  13,300,000   Sprint Capital Corp. .....................................................    8.750%        03/15/32           10,117
   8,145,000   Tennessee Gas Pipeline Co. ...............................................    7.000%        10/15/28            6,923
   8,000,000   Texas Utilities FRN 144A** ...............................................    2.426%        06/15/03            7,761
     225,000   Time Warner, Inc. ........................................................    7.975%        08/15/04              233
     800,000   Verizon Florida, Inc. ....................................................    6.125%        01/15/13              820
  19,800,000   Verizon Global Funding Corp. .............................................    0.000%        05/15/21           11,113
     600,000   Washington Mutual Bank FRN ...............................................    2.058%        05/17/04              601
     300,000   Washington Mutual Bank FRN ...............................................    2.070%        05/14/04              301
   5,275,000   Waste Management, Inc. ...................................................    7.000%        07/15/28            4,651

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                                FREMONT BOND FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Security Description                                                          Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. CORPORATE BONDS (CONT.)
$  2,495,000   Waste Management, Inc. ...................................................    7.375%        08/01/10       $    2,620
     200,000   Williams Cos., Inc. ......................................................    7.625%        07/15/19              111
                                                                                                                          ----------
                                                                                                                             203,698
                                                                                                                          ----------

U.S. GOVERNMENT & AGENCIES 5.9%

   8,068,051   Small Business Administration ............................................    6.344%        08/01/11            8,697
     544,189   Small Business Administration ............................................    7.449%        08/01/10              617
   3,600,000   U.S. Treasury Bond .......................................................    5.500%        08/15/28            3,776
   4,400,000   U.S. Treasury Bond .......................................................    7.250%        05/15/16            5,555
  10,600,000   U.S. Treasury Bond .......................................................    7.500%        11/15/16           13,665
   2,700,000   U.S. Treasury Bond .......................................................    8.750%        05/15/17            3,844
   1,105,388   U.S. Treasury Inflation Indexed Bond .....................................    3.000%        07/15/12            1,162
     798,284   U.S. Treasury Inflation Indexed Bond+ ....................................    3.375%        01/15/07              858
   2,238,608   U.S. Treasury Inflation Indexed Bond .....................................    3.375%        01/15/12            2,421
   3,841,063   U.S. Treasury Inflation Indexed Bond .....................................    3.500%        01/15/11            4,174
   3,802,512   U.S. Treasury Inflation Indexed Bond .....................................    3.625%        01/15/08            4,121
   2,203,423   U.S. Treasury Inflation Indexed Bond .....................................    3.875%        01/15/09            2,430
   5,605,284   U.S. Treasury Inflation Indexed Bond .....................................    3.875%        04/15/29            6,476
   2,147,826   U.S. Treasury Inflation Indexed Bond .....................................    4.250%        01/15/10            2,425
 27,000,0000   U.S. Treasury Strip Principal ............................................    6.625%        02/15/27            7,110
                                                                                                                          ----------
                                                                                                                              67,331
                                                                                                                          ----------

TOTAL BONDS (Cost $1,010,227)                                                                                              1,007,981
                                                                                                                          ----------

RIGHTS 0.0%

   2,300,000   United Mexican States, Series B, Rts Exp. June 2004.......................                                         --
   2,300,000   United Mexican States, Series C, Rts Exp. June 2005.......................                                         --
   2,300,000   United Mexican States, Series D, Rts Exp. June 2006.......................                                         --
   2,300,000   United Mexican States, Series E, Rts Exp. June 2007.......................                                         --
                                                                                                                          ----------
TOTAL RIGHTS (Cost $0)                                                                                                            --
                                                                                                                          ----------

   Contracts
------------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS 0.0%

          32   Eurodollar Futures, Strike @ 95.75, Exp. 12/16/02.........................                                         --
         160   Eurodollar Futures, Strike @ 99.75, Exp. 03/17/03.........................                                          2
         365   Eurodollar Futures, Strike @ 96.00, Exp. 03/17/03.........................                                          2
                                                                                                                          ----------
TOTAL CALL OPTIONS (Cost $7)                                                                                                       4
                                                                                                                          ----------

      The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                                FREMONT BOND FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 20.9%
$    700,000   Abbey National NA LLC, CP ................................................    1.750%        11/05/02       $      700
  31,000,000   BP America, Inc., CP .....................................................    1.930%        11/01/02           31,000
     900,000   CDC Commercial Paper Corp., CP ...........................................    1.740%        11/21/02              899
   3,500,000   FNMA DN ..................................................................    1.700%        01/15/03            3,487
  30,700,000   FNMA DN ..................................................................    1.710%        11/20/02           30,672
     205,000   FNMA DN+ .................................................................    1.730%        12/05/02              205
  23,400,000   HBOS Treasury Services PLC, CP ...........................................    1.700%        11/14/02           23,385
  31,100,000   Rabobank Nederland, CP ...................................................    1.850%        11/01/02           31,100
  53,400,000   Royal Bank of Scotland, CP ...............................................    1.770%        11/08/02           53,381
   3,725,000   U.S. Treasury Bills+ ..................................................... 1.572%-1.590%    11/14/02            3,724
   5,700,000   U.S. Treasury Bills+ ..................................................... 1.520%-1.660%    11/29/02            5,694
  40,000,000   UBS Finance LLC, CP ......................................................    1.770%        11/07/02           39,988
  15,804,610   REPURCHASE AGREEMENT, STATE STREET BANK, 1.360%, 11/01/02
                 (MATURITY VALUE $15,805) (COST $15,804) COLLATERAL: USTB,
                 8.125%, 08/15/21 (COLLATERAL VALUE $16,123).......................................................           15,804
                                                                                                                          ----------
TOTAL SHORT-TERM INVESTMENTS (COST $240,039)                                                                                 240,039
                                                                                                                          ----------

TOTAL INVESTMENTS (COST $1,250,273), 108.5%                                                                                1,248,024
                                                                                                                          ----------

OTHER ASSETS AND LIABILITIES, NET, (8.5)%                                                                                   (97,490)
                                                                                                                          ----------

NET ASSETS, 100.0%                                                                                                        $1,150,534
                                                                                                                          ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS 95.2%
$  1,000,000   Alameda County CA Certificate Participation Series A (MBIA Insured) ......    5.000%        12/01/18       $    1,040
     400,000   Berryessa Union School District Election of 1999 Series B (FSA Insured) ..    5.250%        08/01/19              423
   1,000,000   Big Bear Area Regional Wastewater Agency, California Revenue .............    5.000%        04/01/10            1,091
     235,000   California Health Facilities Financial Authority Revenue, Kaiser
                 Permanente Series B ....................................................    5.250%        10/01/13              246
     500,000   California State .........................................................    5.250%        06/01/18              519
     500,000   California State (MBIA-IBC Insured) ......................................    5.250%        10/01/17              530
     200,000   California State Public Works Board, Lease Revenue Dept. of
                 General Services - Teale Data Center B .................................    5.250%        03/01/19              211
     500,000   California State Public Works Board, Lease Revenue Various University
                 of California Project A ................................................    5.400%        12/01/16              542
     430,000   California Statewide Communities Development Authority Certificates of
                 Participation Kaiser Permanente ........................................    5.300%        12/01/15              461
   1,000,000   City and County of San Francisco RDA, Tax Allocation 1997 Series B .......    5.700%        08/01/14            1,030
   1,000,000   City of Anaheim, Public Finance Authority Revenue Bond, Anaheim
                 Electric Utility Projects ..............................................    5.600%        10/01/16            1,033
     400,000   City of Anaheim, Public Finance Authority Revenue Bond, Electric
                 System Generation Series B .............................................    5.250%        10/01/18              427
     300,000   City of Burbank, Electric Revenue (MBIA Insured) .........................    5.000%        06/01/22              304
   1,000,000   City of Fairfield, Water Revenue (AMBAC Insured) .........................    5.250%        04/01/14            1,059
   1,500,000   City of Los Angeles, Wastewater System Revenue Series A (MBIA Insured) ...    5.000%        12/01/11            1,635
     500,000   City of Pasadena, GO Refunding Police and Jail Building 1993 .............    5.000%        06/01/07              525
   1,000,000   City of Riverside, Electric Revenue Refunding 1993 .......................    5.000%        10/01/06            1,045
   1,000,000   City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured) .......    5.000%        10/01/13            1,025
   1,000,000   City of Whittier, Solid Waste Revenue Series A (AMBAC Insured) ...........    5.375%        08/01/14            1,042
     615,000   Contra Costa California Water District ...................................    5.250%        10/01/16              631
     500,000   Contra Costa California Water District, Water Revenue Refunding, Series K     5.000%        10/01/16              528
   1,000,000   Contra Costa Water Authority, Water Treatment Revenue Refunding
                 1993 Series A (FGIC Insured) ...........................................    5.300%        10/01/05            1,034
     200,000   East Bay CA MUD, Water System Revenue Series 2001 ........................    5.250%        06/01/17              213
   1,500,000   East Bay CA MUD, Water System Subordinated Revenue Series 1998 ...........    5.250%        06/01/14            1,624
     350,000   El Paso De Robles CA Series C (MBIA Insured) .............................    5.250%        08/01/17              374
   1,000,000   Fresno CA Sewer Revenue Series A-1 .......................................    5.250%        09/01/19            1,082
     500,000   Industry CA ..............................................................    5.500%        07/01/16              517
   1,050,000   Kings River Conservation District CA Pine Flat Power Revenue .............    5.125%        01/01/17            1,099
     450,000   Larkspur School District .................................................    5.125%        08/01/18              471
   1,100,000   Lodi Unified School District (MBIA Insured) ..............................    5.000%        08/01/18            1,143
     400,000   Long Beach Unified School District Series D (FSA Insured) ................    5.000%        08/01/20              408
     300,000   Los Angeles CA Certificate Participation Real Property Program ...........    5.250%        04/01/19              317
   1,000,000   Los Angeles CA Convention & Exhibition Center Authority Lease Revenue ....    5.200%        08/15/09            1,040
     340,000   Los Angeles CA Municipal Improvement Corp. Lease Revenue .................    5.000%        09/01/12              368
     500,000   Los Angeles CA Series A ..................................................    5.000%        09/01/17              522
     200,000   Los Angeles CA Water & Power Revenue, Power System Series A-A-3 ..........    5.250%        07/01/18              208
   1,000,000   Los Angeles Convention & Exhibition Center Authority Lease Revenue .......    5.375%        08/15/18            1,039
     500,000   Los Angeles County CA Public Works Finance Authority Lease Revenue .......    5.500%        10/01/11              554
   1,000,000   Los Angeles County Public Works Finance Authority, Lease Revenue
                 Series B (MBIA Insured) ................................................    5.250%        09/01/09            1,102
   1,000,000   Los Angeles County Public Works Finance Authority, Regional
                 Park and Open Space District Series A ..................................    5.000%        10/01/16            1,045
   1,000,000   Los Angeles County Transportation Authority, Sales Tax Revenue ...........    5.000%        07/01/15            1,057
   1,000,000   Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding .........    5.625%        04/15/08            1,036
   1,000,000   Los Angeles Municipal Improvement Corporation Lease Revenue ..............    5.375%        06/01/15            1,037
   1,000,000   Metropolitan Water District of Southern California, Waterworks GO
                 Refunding 1993 Series A ................................................    5.250%        03/01/05            1,031
   1,000,000   Modesto High School District, 1993 GO Refunding (FGIC Insured) ...........    5.300%        08/01/04            1,047
   1,000,000   M-S-R Public Power Agency, San Juan Project Revenue Series F .............    5.650%        07/01/03            1,028
     400,000   Nevada Joint Union High School District Series A (FSA Insured) ...........    5.000%        08/01/19              414
   1,000,000   Orange County Transportation Authority, Measure M Sales Tax
                 Revenue First Series 1992 ..............................................    6.000%        02/15/06            1,109

      The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                                                 Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (CONT.)
$  1,000,000   Orange County Transportation Authority, Measure M Sales Tax
                 Revenue Second Senior Series 1994 (FGIC Insured) .......................    5.000%        02/15/08       $    1,097
     500,000   Peralta California Community College District ............................    5.350%        08/01/17              536
   1,000,000   Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) .......    5.000%        09/01/07            1,053
     500,000   Redwood City School District (FGIC Insured) ..............................    5.000%        07/15/19              517
     300,000   Sacramento City Financing Authority, Lease Revenue Series A ..............    5.250%        05/01/19              315
     500,000   Sacramento City Unified School District, Election of 1999
                 Series C (MBIA Insured) ................................................    5.000%        07/01/21              509
   1,000,000   Sacramento County Sanitation District Finance Authority,
                 Revenue Bond (MBIA Insured) ............................................    5.000%        12/01/08            1,054
   1,000,000   Sacramento County Sanitation District Finance Authority,
                 Revenue Bond (MBIA Insured) ............................................    5.125%        12/01/13            1,046
   2,000,000   Sacramento MUD, Electric Revenue 1997 Series L ...........................    5.125%        07/01/15            2,146
     250,000   Sacramento Municipal Utility District, Electric Revenue Series P .........    5.250%        08/15/17              267
   1,000,000   San Bernardino County Transportation Authority, Sales Tax
                 Revenue 1992 Series A (FGIC Insured) ...................................    6.000%        03/01/03            1,014
     500,000   San Diego CA Redevelopment Agency, Tax Allocation, Centre City
                 Redevelopment Project (FSA Insured) ....................................    5.250%        09/01/20              527
     500,000   San Diego CA Unified School District Series C (FSA Insured) ..............    5.000%        07/01/19              517
     550,000   San Francisco City & County Redevelopment Financing Authority ............    5.125%        08/01/18              561
     500,000   San Jose CA Library, Parks & Public Safety Projects ......................    5.000%        09/01/19              518
     500,000   San Marcos CA Public Facilities Authority Revenue Refunding
                 Series A (MBIA Insured) ................................................    5.000%        08/01/19              517
   1,000,000   San Mateo County CA Community College District, Election of 2001
                 Series A (FGIC Insured) ................................................    5.000%        09/01/21            1,021
     500,000   Santa Clara County, Fremont California Union High School District Series B    5.250%        09/01/19              524
   1,000,000   Santa Margarita/Dana Point Authority Orange County, Revenue Bond Series A     5.375%        08/01/04            1,063
   1,000,000   Santa Monica-Malibu Unified School District, Public School Facilities
                 Reconstruction Projects ................................................    5.500%        08/01/18            1,048
   1,000,000   Southern California Public Power Authority, Palo Verde Power Projects
                 Revenue 1993 Series A ..................................................    5.100%        07/01/06            1,042
     500,000   Tamalpais CA Union High School District (FSA Insured) ....................    5.000%        08/01/22              506
   1,000,000   West & Central Basin Finance Authority, West Basin Water Revenue
                 Refunding Project (AMBAC Insured) ......................................    5.125%        08/01/06            1,043
     400,000   West Contra Costa Unified School District Election 2002
                 Series A (MBIA Insured) ................................................    5.000%        08/01/20              408
   1,500,000   Yucaipa School Facilities Finance Authority, 1995 Sweetwater
                 Refunding (MBIA Insured) ...............................................    6.000%        09/01/10            1,551
                                                                                                                          ----------

TOTAL MUNICIPAL BONDS (COST $55,005)                                                                                          57,666
                                                                                                                          ----------
SHORT-TERM INVESTMENT  3.2%
   1,918,653   Provident Institutional Fund: Municipal Fund for California Investors, Inc..........................            1,919
                                                                                                                          ----------
TOTAL SHORT-TERM INVESTMENT (Cost $1,919)                                                                                      1,919
                                                                                                                          ----------
TOTAL INVESTMENTS (COST $56,924), 98.4%                                                                                       59,585
                                                                                                                          ----------
OTHER ASSETS AND LIABILITIES, NET, 1.6%                                                                                          985
                                                                                                                          ----------
NET ASSETS, 100.0%                                                                                                        $   60,570
                                                                                                                          ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                           FREMONT MONEY MARKET FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 99.9%

CONSUMER DURABLES 11.5%
$  5,000,000   American Honda Finance Corp. .............................................    1.680%        01/13/03       $    4,983
  10,000,000   American Honda Finance Corp. .............................................    1.690%        12/09/02            9,982
  10,000,000   American Honda Finance Corp. .............................................    1.730%        01/21/03            9,961
  10,000,000   Coca-Cola Enterprises** ..................................................    1.750%        11/18/02            9,992
  10,000,000   Hitachi America Ltd.** ...................................................    1.800%        11/19/02            9,991
   5,000,000   Hitachi Asia Ltd.** ......................................................    1.760%        12/05/02            4,992
  10,000,000   International Lease Finance Corp. ........................................    1.740%        12/05/02            9,984
  10,000,000   International Lease Finance Corp. ........................................    1.750%        01/22/03            9,960
  10,000,000   Sharp Electronics Corp. ..................................................    1.760%        11/26/02            9,988
  10,000,000   Sharp Electronics Corp. ..................................................    1.780%        12/04/02            9,984
  10,000,000   Toyota Motor Credit Corp.** ..............................................    1.740%        11/07/02            9,997
                                                                                                                          ----------
                                                                                                                              99,814
                                                                                                                          ----------

CONSUMER NON-DURABLES 9.1%

  10,000,000   Archer-Daniels-Midland Co. ...............................................    1.730%        02/04/03            9,954
  10,000,000   Archer-Daniels-Midland Co.** .............................................    1.730%        02/12/03            9,950
   5,000,000   Brown-Forman Corp.** .....................................................    1.730%        01/17/03            4,981
  10,000,000   Cargill Global Funding PLC** .............................................    1.680%        01/17/03            9,964
  10,000,000   Diageo Capital PLC** .....................................................    1.750%        07/08/03            9,879
  10,000,000   Diageo Capital PLC** .....................................................    1.920%        12/03/02            9,983
   5,000,000   Nestle Capital Corp.** ...................................................    1.690%        12/13/02            4,990
  10,000,000   Nestle Capital Corp.** ...................................................    1.700%        01/30/03            9,957
  10,000,000   Nestle Capital Corp.** ...................................................    1.800%        01/14/03            9,963
                                                                                                                          ----------
                                                                                                                              79,621
                                                                                                                          ----------
CONSUMER SERVICES 1.1%

  10,000,000   Harvard University .......................................................    1.680%        12/06/02            9,984
                                                                                                                          ----------
                                                                                                                               9,984
                                                                                                                          ----------

ENERGY 3.4%

  10,000,000   ChevronTexaco Corp. ......................................................    1.740%        11/22/02            9,990
  10,000,000   Exxon Imperial U.S., Inc.** ..............................................    1.710%        11/08/02            9,997
  10,000,000   Schlumberger Technolgy Corp.** ...........................................    1.720%        12/02/02            9,985
                                                                                                                          ----------
                                                                                                                              29,972
                                                                                                                          ----------

FINANCIAL SERVICES (BANKS) 17.8%

   5,000,000   Banque Et Caisse D'Epargne De L'Etat .....................................    1.710%        12/10/02            4,991
  10,000,000   Banque Et Caisse D'Epargne De L'Etat .....................................    2.080%        11/12/02            9,994
  10,000,000   Banque Et Caisse D'Epargne De L'Etat .....................................    2.240%        02/11/03            9,936
   5,000,000   Caisse Centrale Desjardins du Quebec .....................................    1.730%        12/12/02            4,990
  10,000,000   Danske Corp. .............................................................    1.750%        01/21/03            9,961
   5,000,000   Danske Corp. .............................................................    1.755%        01/21/03            4,980
  10,000,000   Den Norske Bank ..........................................................    1.730%        12/16/02            9,978
  10,000,000   Den Norske Bank ..........................................................    1.740%        12/16/02            9,978
   5,000,000   Den Norske Bank ..........................................................    1.750%        11/26/02            4,994
   5,000,000   Nordea North America, Inc. ...............................................    1.740%        11/15/02            4,997
  10,000,000   Royal Bank of Canada .....................................................    1.740%        01/28/03            9,957
  10,000,000   Royal Bank of Canada .....................................................    1.880%        02/26/03            9,939
  10,000,000   Svenska Handelsbanken ....................................................    1.750%        11/25/02            9,988
  10,000,000   Svenska Handelsbanken ....................................................    1.910%        11/27/02            9,986
  20,000,000   Swedish National Housing Finance Corp.** .................................    1.780%        11/04/02           19,996
  10,000,000   Wells Fargo & Co. ........................................................    1.710%        12/12/02            9,980
  10,000,000   Wells Fargo Financial, Inc. ..............................................    1.650%        02/19/03            9,950
                                                                                                                          ----------
                                                                                                                             154,595
                                                                                                                          ----------

      The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Issuer                                                                        Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) 33.6%
$  5,000,000   AIG Funding, Inc. ........................................................    1.840%        03/19/03       $    4,965
  10,000,000   American Express Credit ..................................................    1.720%        11/29/02            9,987
  10,000,000   American Express Credit ..................................................    1.740%        12/13/02            9,980
   5,000,000   American Express Credit ..................................................    1.750%        12/06/02            4,991
  10,000,000   AWB Finance Ltd** ........................................................    1.750%        11/06/02            9,998
  10,000,000   AWB Finance Ltd** ........................................................    1.760%        12/19/02            9,977
  10,000,000   CBA Del Financial, Inc. ..................................................    1.740%        12/09/02            9,982
  10,000,000   Dresdner U.S. Finance, Inc. ..............................................    1.710%        01/07/03            9,968
  10,000,000   Eksportfinans AS .........................................................    1.730%        12/05/02            9,984
   5,000,000   Eksportfinans AS .........................................................    1.800%        12/04/02            4,992
  10,000,000   General Electric Capital International Funding, Inc.** ...................    1.770%        03/25/03            9,929
   5,000,000   General Electric Capital International Funding, Inc.** ...................    1.800%        11/08/02            4,998
  10,000,000   General Electric Capital International Funding, Inc.** ...................    1.820%        12/10/02            9,980
  10,000,000   Goldman Sachs Group LP. ..................................................    1.780%        01/10/03            9,965
   5,000,000   Goldman Sachs Group LP. ..................................................    1.780%        02/07/03            4,976
   5,000,000   Goldman Sachs Group LP. ..................................................    2.000%        11/01/02            5,000
  10,000,000   Marsh & McLennan Cos., Inc.** ............................................    1.750%        12/04/02            9,984
  10,000,000   McGraw-Hill Cos., Inc. ...................................................    1.720%        12/19/02            9,977
   5,000,000   Merrill Lynch & Co. ......................................................    1.760%        01/27/03            4,979
  10,000,000   Merrill Lynch & Co. ......................................................    1.790%        11/21/02            9,990
  10,000,000   Merrill Lynch & Co. ......................................................    1.960%        11/20/02            9,990
   5,000,000   National Rural Utilities Cooperative Finance Corp. .......................    1.760%        11/05/02            4,999
  10,000,000   National Rural Utilities Cooperative Finance Corp. .......................    1.790%        11/14/02            9,994
  10,000,000   National Rural Utilities Cooperative Finance Corp. .......................    1.790%        11/22/02            9,990
  10,000,000   PACCAR Financial Corp. ...................................................    1.730%        01/09/03            9,967
   5,000,000   PACCAR Financial Corp. ...................................................    1.730%        01/23/03            4,980
  10,000,000   Prudential Funding .......................................................    1.750%        12/17/02            9,978
  10,000,000   Societe General North America, Inc. ......................................    1.715%        11/19/02            9,991
   5,000,000   Societe General North America, Inc. ......................................    1.750%        11/01/02            5,000
   3,200,000   Solvay Finance America, Inc., CP** .......................................    1.950%        11/01/02            3,200
  10,000,000   Swiss Re Financial Products** ............................................    1.840%        12/20/02            9,975
   5,000,000   Swiss Re Financial Products** ............................................    1.990%        11/06/02            4,999
  10,000,000   Toronto Dominion Holdings USA, Inc. ......................................    1.980%        11/25/02            9,987
  10,000,000   Transamerica Finance Corp. ...............................................    1.700%        12/02/02            9,985
  10,000,000   Transamerica Finance Corp. ...............................................    1.740%        11/01/02           10,000
   5,000,000   Transamerica Finance Corp. ...............................................    2.000%        11/14/02            4,996
                                                                                                                          ----------
                                                                                                                             292,633
                                                                                                                          ----------

HEALTH CARE 1.7%

  10,000,000   Novartis Finance Corp. ...................................................    1.600%        01/28/03            9,961
   5,000,000   Queens Health Corp** .....................................................    1.800%        11/19/02            4,995
                                                                                                                          ----------
                                                                                                                              14,956
                                                                                                                          ----------

RAW MATERIALS 2.9%

   5,000,000   BASF Aktiengesellschaft ..................................................    1.700%        12/11/02            4,991
  10,000,000   BASF Aktiengesellschaft ..................................................    1.710%        11/13/02            9,994
  10,000,000   BASF Aktiengesellschaft ..................................................    1.740%        12/11/02            9,981
                                                                                                                          ----------
                                                                                                                              24,966
                                                                                                                          ----------

RETAIL 2.9%

  10,000,000   7-Eleven, Inc. ...........................................................    1.740%        11/05/02            9,998
  10,000,000   7-Eleven, Inc. ...........................................................    1.770%        11/15/02            9,993
   5,000,000   7-Eleven, Inc. ...........................................................    1.770%        11/19/02            4,996
                                                                                                                          ----------
                                                                                                                              24,987
                                                                                                                          ----------

U.S. GOVERNMENT & AGENCIES 11.2%

   8,715,000   FHLB, AN .................................................................    1.720%        08/14/03            8,596
  10,000,000   FHLB, AN .................................................................    2.140%        06/13/03            9,867
   5,000,000   FHLB, AN .................................................................    2.630%        03/14/03            4,951

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                           FREMONT MONEY MARKET FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest        Maturity     Value (000s)
 Face Amount   Security Description                                                          Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONT.)
$  5,000,000   FHLB, AN .................................................................    2.630%        03/14/03       $    4,951
  10,000,000   FHLB, AN .................................................................    2.680%        03/24/03            9,894
  10,000,000   FHLMC, AN ................................................................    1.630%        10/09/03            9,845
  10,000,000   FHLMC, AN ................................................................    1.800%        10/17/03            9,825
  40,000,000   FNMA, AN .................................................................    1.690%        08/22/03           39,448
                                                                                                                          ----------
                                                                                                                              97,377
                                                                                                                          ----------

UTILITIES 4.7%

  10,000,000   Rio Tinto, Ltd.** ........................................................    1.740%        11/13/02            9,994
  10,000,000   Siemens Capital Corp. ....................................................    1.610%        01/29/03            9,960
  10,000,000   Vodafone Airtouch PLC** ..................................................    1.770%        01/15/03            9,963
  10,000,000   Vodafone Airtouch PLC** ..................................................    1.780%        11/20/02            9,991
                                                                                                                          ----------
                                                                                                                              39,908
                                                                                                                          ----------

TOTAL COMMERCIAL PAPER (COST $868,813)                                                                                       868,813
                                                                                                                          ----------

SHORT-TERM INVESTMENT 0.0%

      38,150   Repurchase Agreement, State Street Bank, 1.360%, 11/01/02,
                 (Maturity Value $38) (Cost $38) Collateral: FNMA,
                 7.000%. 07/15/05 (Collateral Value $40)...........................................................               38
                                                                                                                          ----------
TOTAL SHORT-TERM INVESTMENT (COST $38)                                                                                            38
                                                                                                                          ----------
TOTAL INVESTMENTS (COST $868,851), 99.9%                                                                                     868,851
                                                                                                                          ----------
OTHER ASSETS AND LIABILITIES, NET, 0.1%                                                                                        1,254
                                                                                                                          ----------
NET ASSETS, 100.0%                                                                                                        $  870,105
                                                                                                                          ==========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 53.

      The accompanying notes are an integral part of these financial statements.

52  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
        Notes to Schedules of Investments in Securities and Net Assets -
                                October 31, 2002

The following footnotes and abbreviations relate to the Schedule of Investments in Securities and Net Assets on pages 25 through 52.

*    Non-income producing security

** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b)  Affiliated issuer. See Note 4 of "Notes to Financial Statements."

(c)  Bond is in default and non-income producing.

(d)  Board valued security and illiquid.

(e)  Inflationary Bond.

(f)  Illiquid security

+ On deposit with broker for initial margin on futures contracts (Notes 1 and 3).

PORTFOLIO ABBREVIATIONS

ADR       American Depository Receipt                      GNR          Government National Mortgage Association
AMBAC     American Municipal Bond Assurance Corp.          GO           General Obligation
AN        Agency Note                                      GSR          GSR Mortgage Loan Trust
ARM       Adjustable Rate Mortgage                         GSMS         GS Mortgage Securities Corp. II
BSABS     Bear Sterns Asset Backed Securities, Inc.        IBC          Insured Bond Certificates
BSARM     Bear Sterns Adjustable Rate Mortgage, Trust      INTL PAPER   International Paper Structured Products
BSMSI     Bear Sterns Mortgage Securities, Inc.            SPARC        Asset Return Certificates Trust
CDMC      CDC Mortgage Capital Trust                       JPMC         JP Morgan Commercial Mortgage Finance Corp
CP        Commercial Paper                                 MBIA         Municipal Bond Investor Assurance Corp.
CSFB      Credit Suisse First Boston Mortgage              MSMT         Morgan Stanley Mortgage Trust
            Securities Corp.                               MTN          Medium Term Note
CWHL      Countrywide Home Loans                           MUD          Municipal Utility District
DN        Demand Note                                      NFLC         Nationslink Funding Corp.
EMC MLT   EMC Mortgage Loan Trust                          NSCOR        Norwest Asset Securities Corp.
FGIC      Financial Guaranty Insurance Corp.               PNCMS        PNC Mortgage Securities Corp.
FHLB      Federal Home Loan Bank                           RDA          Redevelopment Agency
FHLMC     Federal Home Loan Mortgage Corp.                 RFMSI        Residential Funding Mortgage Securities
FHR       Freddie Mac                                      RMT          Resecuritization Mortgage Trust
FNMA      Federal National Mortgage Association            SAMI         Structured Asset Mortgage Investments, Inc.
FNR       Fannie Mae                                       SASC         Structured Asset Securities Corp.
FNT       First Nationwide Trust                           SASI         Securitized Assets Sales, Inc.
FRN       Floating Rate Note                               SBM7         Salomon Brothers Mortgage Securities VII
FSA       FSA Capital, Inc.                                TBA          To Be Announced
FSPC      FHLMC Structured Pass Through Securities         UMSC         United Mortgage Securities Corp.
GMACC     General Motors Acceptance Corp. Commercial       WAMMS        Washington Mutual MSC Mortgage Pass Through
            Mortgage Securities Corp.                      WAMU         Washington Mutual
GNMA      Government National Mortgage Association         WFMBS        Wells Fargo Mortgage Backed Securities Trust

CURRENCY ABBREVIATIONS

AU$       Australian Dollar
(pound)   British Pound
CN$       Canadian Dollar
E         Euro
(Y)       Japanese Yen
NZ$       New Zealand Dollar
SG$       Singapore Dollar
$         U.S. Dollar

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MUTUAL FUNDS, INC.
        Notes to Schedules of Investments in Securities and Net Assets -
                                October 31, 2002

COUNTRY DIVERSIFICATION TABLE

Country        Country                             International
 Code           Name              Global Fund       Growth Fund        Bond Fund
--------------------------------------------------------------------------------
  AU          Australia               1.4%              5.6%               --
  BE          Belgium                 0.2%               --                --
  BR          Brazil                   --                --               0.7%
  CA          Canada                  3.7%              1.3%               --
  DK          Denmark                 0.3%              3.3%               --
  FI          Finland                 0.1%               --                --
  FR          France                  8.9%             14.3%              1.5%
  DE          Germany                 2.3%              5.8%               --
  HK          Hong Kong               0.6%              4.8%               --
  IL          Israel                  0.1%               --                --
  IT          Italy                   1.0%              2.5%               --
  JP          Japan                   2.0%              8.8%               --
  LU          Luxembourg              0.1%               --                --
  MX          Mexico                  0.2%               --               0.7%
  NL          Netherlands             2.8%              9.4%              2.8%
  NZ          New Zealand             0.5%               --                --
  NO          Norway                  0.1%               --                --
  PA          Panama                   --                --               0.1%
  PU          Peru                     --                --               0.3%
  SG          Singapore               0.6%               --                --
  ZA          South Africa            0.1%               --                --
  KR          South Korea             0.1%               --                --
  ES          Spain                   1.6%              1.8%               --
  SE          Sweden                  0.3%               --                --
  CH          Switzerland             0.9%             11.8%               --
  UK          United Kingdom          8.6%             23.7%              6.3%
  US          United States          63.1%              5.9%             96.1%
                                    -------------------------------------------
                                     99.6%             99.0%            108.5%
              Other assets and
                liabilities, net      0.4%              1.0%             (8.5%)
                                    -------------------------------------------
                                    100.0%            100.0%            100.0%
                                    ===========================================

      The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2002

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  55

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2002

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

                                                                        INTERNATIONAL    NEW ERA
                                                              GLOBAL        GROWTH        VALUE
                                                               FUND          FUND          FUND
                                                            --------------------------------------
ASSETS:
   Investments in securities at cost                        $  587,700    $   25,242    $   28,701
   Repurchase agreements at cost                                 4,969         1,367            29
                                                            ----------    ----------    ----------
      TOTAL INVESTMENTS AT COST                             $  592,669    $   26,609    $   28,730
                                                            ==========    ==========    ==========

   Investments in securities at value                       $  501,299    $   21,486    $   22,214
   Repurchase agreements at value                                4,969         1,367            29
   Cash                                                            157            --            --
   Dividends and interest receivable                             2,706            88            26
   Receivable for securities sold                                  327            --            --
   Receivable from sale of fund shares                           1,448           225             7
   Receivable from Advisor                                          --            13             9
   Variation margin receivable                                      71            --            --
   Unrealized appreciation on foreign currency contracts         1,378            --            --
   Prepaid expenses                                                 15            19             2
                                                            ----------    ----------    ----------
      TOTAL ASSETS                                             512,370        23,198        22,287
                                                            ----------    ----------    ----------
LIABILITIES:

   Payable for securities purchased                                156            --            --
   Payable for fund shares redeemed                              2,263             8            --
   Unrealized depreciation on foreign currency contracts         1,123            --            --
   Variation margin payable                                         --            --            --
   Accrued expenses:
      Investment advisory and administrative fees                  317            21            16
      Other                                                        297            83            47
                                                            ----------    ----------    ----------
      TOTAL LIABILITIES                                          4,156           112            63
                                                            ----------    ----------    ----------
NET ASSETS                                                  $  508,214    $   23,086    $   22,224
                                                            ==========    ==========    ==========
Net assets consist of:
   Paid in capital                                          $  709,045    $   42,583    $   36,207
   Undistributed net investment income                           1,385           394            23
   Unrealized appreciation (depreciation) on investments,
    options, swaps and futures                                 (86,347)       (3,756)       (6,487)
   Unrealized appreciation on foreign currency
    contracts and other assets and liabilities                     299             5            --
   Accumulated net realized loss                              (116,168)      (16,140)       (7,519)
                                                            ----------    ----------    ----------
NET ASSETS                                                  $  508,214    $   23,086    $   22,224
                                                            ==========    ==========    ==========
SHARES OF CAPITAL STOCK OUTSTANDING                             53,496         3,655         3,727
                                                            ==========    ==========    ==========
NET ASSET VALUE PER SHARE
   (Net Assets / Shares of Capital Stock Outstanding)       $     9.50    $     6.32    $     5.96
                                                            ==========    ==========    ==========

      The accompanying notes are an integral part of these financial statements.

56  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2002

                                                              NEW ERA     STRUCTURED       U.S.          U.S.      REAL ESTATE
                                                              GROWTH         CORE       SMALL CAP     MICRO-CAP     SECURITIES
                                                               FUND          FUND          FUND          FUND          FUND
                                                            ------------------------------------------------------------------
ASSETS:
   Investments in securities at cost                        $    3,166    $   62,429    $   41,593    $  565,858    $   21,500
   Repurchase agreements at cost                                    84            40         3,359        23,268           202
                                                            ----------    ----------    ----------    ----------    ----------
      TOTAL INVESTMENTS AT COST                             $    3,250    $   62,469    $   44,952    $  589,126    $   21,702
                                                            ==========    ==========    ==========    ==========    ==========

   Investments in securities at value                       $    3,080    $   63,700    $   28,268    $  373,108    $   20,019
   Repurchase agreements at value                                   84            40         3,359        23,268           202
   Cash                                                             --            --            --             5            --
   Dividends and interest receivable                                 1            54             4            50            --
   Receivable for securities sold                                  105            --           135         6,035            37
   Receivable from sale of fund shares                               2            11         1,246         3,614            19
   Receivable from Advisor                                           9            --            13            --             8
   Variation margin receivable                                      --            --            --            --            --
   Unrealized appreciation on foreign currency contracts            --            --            --            --            --
   Prepaid expenses                                                  5             8             8            --             9
                                                            ----------    ----------    ----------    ----------    ----------
      TOTAL ASSETS                                               3,286        63,813        33,033       406,080        20,294
                                                            ----------    ----------    ----------    ----------    ----------
LIABILITIES:

   Payable for securities purchased                                 --            --         1,003         2,137            35
   Payable for fund shares redeemed                                 --            16           347         2,230            17
   Unrealized depreciation on foreign currency contracts            --            --            --            --            --
   Variation margin payable                                         --             9            --            --            --
   Accrued expenses:
      Investment advisory and administrative fees                    3            34            28           645            17
      Other                                                         23            78            92            --            44
                                                            ----------    ----------    ----------    ----------    ----------
      TOTAL LIABILITIES                                             26           137         1,470         5,012           113
                                                            ----------    ----------    ----------    ----------    ----------
NET ASSETS                                                  $    3,260    $   63,676    $   31,563    $  401,068    $   20,181
                                                            ==========    ==========    ==========    ==========    ==========
Net assets consist of:
   Paid in capital                                          $    3,732    $   81,682    $   68,933    $  694,520    $   25,468
   Undistributed net investment income                              --           429            --            --            15
   Unrealized appreciation (depreciation) on investments,
    options, swaps and futures                                     (86)        1,212       (13,325)     (192,750)       (1,481)
   Unrealized appreciation on foreign currency
    contracts and other assets and liabilities                      --            --            --            --            --
   Accumulated net realized loss                                  (386)      (19,647)      (24,045)     (100,702)       (3,821)
                                                            ----------    ----------    ----------    ----------    ----------
NET ASSETS                                                  $    3,260    $   63,676    $   31,563    $  401,068    $   20,181
                                                            ==========    ==========    ==========    ==========    ==========
SHARES OF CAPITAL STOCK OUTSTANDING                                410         7,053         4,122        21,767         2,486
                                                            ==========    ==========    ==========    ==========    ==========
NET ASSET VALUE PER SHARE
   (Net Assets / Shares of Capital Stock Outstanding)       $     7.96    $     9.03    $     7.66    $    18.43    $     8.12
                                                            ==========    ==========    ==========    ==========    ==========

                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2002

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

                                                                          CALIFORNIA
                                                               BOND      INTERMEDIATE  MONEY MARKET
                                                               FUND      TAX-FREE FUND     FUND
                                                            --------------------------------------
ASSETS:
   Investments in securities at cost                        $1,234,469    $   56,924    $  868,813
   Repurchase agreements at cost                                15,804            --            38
                                                            ----------    ----------    ----------
      TOTAL INVESTMENTS AT COST                             $1,250,273    $   56,924    $  868,851
                                                            ==========    ==========    ==========

   Investments in securities at value                       $1,232,220    $   59,585    $  868,813
   Repurchase agreements at value                               15,804            --            38
   Cash                                                         13,829           205            --
   Dividends and interest receivable                             6,952           727            --
   Receivable from sale of fund shares                           5,474           265         2,642
   Receivable from swap agreements                                 179            --            --
   Receivable from Advisor                                          49             8            --
   Variation margin receivable                                   1,700            --            --
   Other receivables                                                --            --             1
   Unrealized appreciation on foreign currency contracts             6            --            --
   Prepaid expenses                                                 21             1            12
                                                            ----------    ----------    ----------
      TOTAL ASSETS                                           1,276,234        60,791       871,506
                                                            ----------    ----------    ----------
LIABILITIES:

   Liabilities for options written                               3,322            --            --
   Income dividend payable                                         200           133             2
   Payable for securities purchased                            111,766            --            --
   Payable for fund shares redeemed                              4,817            27         1,055
   Unrealized depreciation on foreign currency contracts             8            --            --
   Liability for swap agreements                                 4,968            --            --
   Accrued expenses:
       Investment advisory and administrative fees                 539            26           269
       Other                                                        80            35            75
                                                            ----------    ----------    ----------
      TOTAL LIABILITIES                                        125,700           221         1,401
                                                            ----------    ----------    ----------
NET ASSETS                                                  $1,150,534    $   60,570    $  870,105
                                                            ==========    ==========    ==========
Net assets consist of:
   Paid in capital                                          $1,120,862    $   57,474    $  870,126
   Undistributed net investment income                           2,435            35            --
   Unrealized appreciation on investments,
    options, swaps and futures                                   3,158         2,661            --
   Unrealized appreciation on foreign currency
    contracts and other assets and liabilities                     104            --            --
   Accumulated net realized gain (loss)                         23,975           400           (21)
                                                            ----------    ----------    ----------
NET ASSETS                                                  $1,150,534    $   60,570    $  870,105
                                                            ==========    ==========    ==========
SHARES OF CAPITAL STOCK OUTSTANDING                            109,522         5,467       870,125
                                                            ==========    ==========    ==========
NET ASSET VALUE PER SHARE
   (Net Assets / Shares of Capital Stock Outstanding)       $    10.51    $    11.08    $     1.00
                                                            ==========    ==========    ==========

The Bond Fund received premiums of $2,536 on options written and outstanding at October 31, 2002.
The Bond Fund received and paid premiums of $2,242 and $84, respectively on swap agreements at October 31, 2002.

      The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2002

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2002

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)
                                                                       INTERNATIONAL    NEW ERA
                                                             GLOBAL        GROWTH        VALUE
                                                              FUND          FUND          FUND
                                                           --------------------------------------
INVESTMENT INCOME:
   Dividends                                               $    5,174    $      527    $      354
   Interest                                                     8,605            28            27
                                                           ----------    ----------    ----------
      TOTAL INCOME*                                            13,779           555           381
                                                           ----------    ----------    ----------

EXPENSES:

   Investment advisory and administrative fees                  4,358           406           270
   Shareholder servicing fees                                     207            91            75
   Custody fees                                                   215            43            10
   Accounting fees                                                402            27            14
   Audit and legal fees                                           183            34            24
   Directors' fees                                                 27             9             9
   Registration fees                                               26            30            19
   Reports to shareholders                                         29            21            10
   Other                                                           44            42             3
                                                           ----------    ----------    ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                          5,491           703           434
   Earned custody credits                                          (2)           --            --
   Expenses waived and/or reimbursed by Advisor                    --          (173)          (76)
                                                           ----------    ----------    ----------
      TOTAL NET EXPENSES                                        5,489           530           358
                                                           ----------    ----------    ----------
         NET INVESTMENT INCOME (LOSS)                           8,290            25            23
                                                           ----------    ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                             (60,121)      (10,819)       (7,448)
      Futures                                                   1,466            --            --
      Swaps                                                    (1,278)           --            --
      Options                                                     (17)           --            --
      Foreign currency transactions                            (4,144)         (545)           --
   Net unrealized appreciation (depreciation) on:
      Investments, options, swaps and futures                  (2,274)        9,024        (1,778)
      Translation of assets and liabilities
       in foreign currencies                                    1,319          (138)           --
                                                           ----------    ----------    ----------
      Net realized and unrealized gain (loss) from
       investments and foreign currency                       (65,049)       (2,478)       (9,226)
                                                           ----------    ----------    ----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS                                  $  (56,759)   $   (2,453)   $   (9,203)
                                                           ==========    ==========    ==========

* Net of foreign taxes withheld of $246 for the Global Fund and $69 for the International Growth Fund.

      The accompanying notes are an integral part of these financial statements.

60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2002

                                                             NEW ERA     STRUCTURED       U.S.          U.S.      REAL ESTATE
                                                             GROWTH         CORE       SMALL CAP     MICRO-CAP     SECURITIES
                                                              FUND          FUND          FUND          FUND          FUND
                                                           ------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                               $       10    $    1,230    $       11    $      246    $    1,572
   Interest                                                         2            65           111         1,364            18
                                                           ----------    ----------    ----------    ----------    ----------
      TOTAL INCOME*                                                12         1,295           122         1,610         1,590
                                                           ----------    ----------    ----------    ----------    ----------

EXPENSES:

   Investment advisory and administrative fees                     22           521           485         9,157           279
   Shareholder servicing fees                                      13           147           152            --            78
   Custody fees                                                     2            15            19            --            10
   Accounting fees                                                  9            23            16            --            13
   Audit and legal fees                                            17            37            35            --            31
   Directors' fees                                                  8            11            10            --            10
   Registration fees                                               16            16            18            --            15
   Reports to shareholders                                         11            31            50            --            10
   Other                                                            1             9             8            --             5
                                                           ----------    ----------    ----------    ----------    ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                             99           810           793         9,157           451
   Earned custody credits                                          --            --            --            --            --
   Expenses waived and/or reimbursed by Advisor                   (72)           --          (135)           --           (31)
                                                           ----------    ----------    ----------    ----------    ----------
      TOTAL NET EXPENSES                                           27           810           658         9,157           420
                                                           ----------    ----------    ----------    ----------    ----------
         NET INVESTMENT INCOME (LOSS)                             (15)          485          (536)       (7,547)        1,170
                                                           ----------    ----------    ----------    ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                                (385)       (7,558)      (12,750)      (65,900)        1,885
      Futures                                                      --          (251)           --            --            --
      Swaps                                                        --            --            --            --            --
      Options                                                      --            --            --            --            --
      Foreign currency transactions                                --            --            --            --            --
   Net unrealized appreciation (depreciation) on:
      Investments, options, swaps and futures                     (83)       (5,922)       (1,721)      (92,811)       (1,722)
      Translation of assets and liabilities
       in foreign currencies                                       --            --            --            --            --
                                                           ----------    ----------    ----------    ----------    ----------
      Net realized and unrealized gain (loss) from
       investments and foreign currency                          (468)      (13,731)      (14,471)     (158,711)          163
                                                           ----------    ----------    ----------    ----------    ----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS                                  $     (483)   $  (13,246)   $  (15,007)   $ (166,258)   $    1,333
                                                           ==========    ==========    ==========    ==========    ==========

                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2002

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

                                                                         CALIFORNIA
                                                              BOND      INTERMEDIATE  MONEY MARKET
                                                              FUND      TAX-FREE FUND     FUND
                                                           --------------------------------------
INVESTMENT INCOME:
   Interest                                                $   40,048    $    2,882    $   16,482
                                                           ----------    ----------    ----------
      TOTAL INCOME                                             40,048         2,882        16,482
                                                           ----------    ----------    ----------

EXPENSES:

   Investment advisory and administrative fees                  5,064           302         2,737
   Shareholder servicing fees                                     307            25           190
   Custody fees                                                   112             7            49
   Accounting fees                                                136            18            90
   Audit and legal fees                                            59            29            30
   Directors' fees                                                 38             9            32
   Registration fees                                               85             2            32
   Reports to shareholders                                        107             7            15
   Other                                                           21             5            25
                                                           ----------    ----------    ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                          5,929           404         3,200
   Earned custody credits                                          (8)           (4)           --
   Expenses waived and/or reimbursed by Advisor                  (460)          (83)           --
                                                           ----------    ----------    ----------
      TOTAL NET EXPENSES                                        5,461           317         3,200
                                                           ----------    ----------    ----------
         NET INVESTMENT INCOME                                 34,587         2,565        13,282
                                                           ----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCY:
   Net realized gain from:
      Investments                                               3,678           742             1
      Futures                                                  22,096            --            --
      Swaps                                                     6,924            --            --
      Options                                                   2,702            --            --
      Foreign currency transactions                             4,792            --            --
   Net unrealized appreciation (depreciation) on:
      Investments, options, swaps and futures                 (25,789)       (1,199)           --
      Translation of assets and liabilities
       in foreign currencies                                      106            --            --
                                                           ----------    ----------    ----------

      Net realized and unrealized gain (loss) from
       investments and foreign currency                        14,509          (457)            1
                                                           ----------    ----------    ----------
         NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                  $   49,096    $    2,108    $   13,283
                                                           ==========    ==========    ==========

      The accompanying notes are an integral part of these financial statements.

62  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2002

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  63

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2002 and 2001

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                                                               INTERNATIONAL
                                                                                  GLOBAL                          GROWTH
                                                                                   FUND                            FUND
                                                                       ----------------------------    ----------------------------
                                                                           2002           2001               2002           2001
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                     $      8,290    $     13,698    $         25    $         43
      Net realized gain (loss) from:
         Investments, options, swaps and futures                            (59,950)        (66,418)        (10,819)         (4,175)
         Foreign currency transactions                                       (4,144)          7,901            (545)            618
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                             (2,274)        (84,063)          9,024         (16,694)
         Translation of assets and liabilities in foreign currencies          1,319          (8,103)           (138)            257
                                                                       ------------    ------------    ------------    ------------
            Net decrease in net assets from operations                      (56,759)       (136,985)         (2,453)        (19,951)
                                                                       ------------    ------------    ------------    ------------
   Distributions to shareholders from:
      Net investment income                                                  (6,571)         (9,076)            (21)           (885)
      Net realized gains                                                         --         (20,538)             --          (4,851)
      Paid in capital                                                            --          (1,607)             --              --
                                                                       ------------    ------------    ------------    ------------
            Total distributions to shareholders                              (6,571)        (31,221)            (21)         (5,736)
                                                                       ------------    ------------    ------------    ------------

   From capital share transactions:
      Proceeds from shares sold                                             272,397         668,867         235,701         354,617
      Reinvested dividends                                                    6,519          30,959              14           3,147
      Payments for shares redeemed                                         (309,503)       (728,979)       (255,572)**     (373,177)
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets
             from capital share transactions                                (30,587)        (29,153)        (19,857)        (15,413)
                                                                       ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets                                 (93,917)       (197,359)        (22,331)        (41,100)
Net assets at beginning of period                                           602,131         799,490          45,417          86,517
                                                                       ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD                                            $    508,214    $    602,131    $     23,086    $     45,417
                                                                       ============    ============    ============    ============
Undistributed net investment income (loss)                             $      1,385    $      2,847    $        394    $       (169)
                                                                       ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                      26,622          56,588          30,852          37,423
   Reinvested dividends                                                         597           2,493               2             307
   Redeemed                                                                 (30,279)        (61,641)        (33,253)        (38,810)
                                                                       ------------    ------------    ------------    ------------
      Net increase (decrease) from capital share transactions                (3,060)         (2,560)         (2,399)         (1,080)
                                                                       ============    ============    ============    ============

*    Period from 12/29/00 (date of inception) to 10/31/01.
+    Period from 09/28/01 (date of inception) to 10/31/01.
**   Net of redemption fee proceeds of $409.

      The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2002 and 2001

                                                                                 NEW ERA                          NEW ERA
                                                                                  VALUE                           GROWTH
                                                                                   FUND                            FUND
                                                                       ----------------------------    ----------------------------
                                                                           2002            2001*           2002            2001+
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                     $         23    $          8    $        (15)   $         --
      Net realized gain (loss) from:
         Investments, options, swaps and futures                             (7,448)            (71)           (385)             (1)
         Foreign currency transactions                                           --              --              --              --
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                             (1,778)         (4,709)            (83)             (3)
         Translation of assets and liabilities in foreign currencies             --              --              --              --
                                                                       ------------    ------------    ------------    ------------
            Net decrease in net assets from operations                       (9,203)         (4,772)           (483)             (4)
                                                                       ------------    ------------    ------------    ------------
   Distributions to shareholders from:
      Net investment income                                                      (8)             --              --              --
      Net realized gains                                                         --              --              --              --
      Paid in capital                                                            --              --              --              --
                                                                       ------------    ------------    ------------    ------------
            Total distributions to shareholders                                  (8)             --              --              --
                                                                       ------------    ------------    ------------    ------------

   From capital share transactions:
      Proceeds from shares sold                                              22,821          34,016           3,623             500
      Reinvested dividends                                                        7              --              --              --
      Payments for shares redeemed                                          (18,584)         (2,053)           (376)             --
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets
             from capital share transactions                                  4,244          31,963           3,247             500
                                                                       ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets                                  (4,967)         27,191           2,764             496
Net assets at beginning of period                                            27,191              --             496              --
                                                                       ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD                                            $     22,224    $     27,191    $      3,260    $        496
                                                                       ============    ============    ============    ============
Undistributed net investment income (loss)                             $         23    $          8    $         --    $         --
                                                                       ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                       2,873           3,661             406              50
   Reinvested dividends                                                           1              --              --              --
   Redeemed                                                                  (2,584)           (224)            (46)             --
                                                                       ------------    ------------    ------------    ------------
      Net increase (decrease) from capital share transactions                   290           3,437             360              50
                                                                       ============    ============    ============    ============

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2002 and 2001

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                                STRUCTURED                         U.S.
                                                                                   CORE                         SMALL CAP
                                                                                   FUND                            FUND
                                                                       ----------------------------    ----------------------------
                                                                           2002           2001               2002           2001
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                     $        485    $        641    $       (536)   $       (306)
      Net realized gain (loss) from investments
       and transactions in futures                                           (7,809)        (10,832)        (12,750)         (9,372)
      Net unrealized appreciation (depreciation)
       on investments and futures                                            (5,922)        (21,924)         (1,721)        (14,766)
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets from operations           (13,246)        (32,115)        (15,007)        (24,444)
                                                                       ------------    ------------    ------------    ------------
   Distributions to shareholders from:
      Net investment income                                                    (523)           (166)             --              --
      Net realized gains                                                         --          (5,975)             --          (6,324)
      Paid in capital                                                            --              --              --              --
                                                                       ------------    ------------    ------------    ------------
            Total distributions to shareholders                                (523)         (6,141)             --          (6,324)
                                                                       ------------    ------------    ------------    ------------
   From capital share transactions:
      Proceeds from shares sold                                              15,232          25,408          42,802          81,821
      Reinvested dividends                                                      517           5,750              --           6,094
      Payments for shares redeemed                                          (24,850)        (30,386)        (42,292)        (83,154)
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets
             from capital share transactions                                 (9,101)            772             510           4,761
                                                                       ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets                                 (22,870)        (37,484)        (14,497)        (26,007)
Net assets at beginning of year                                              86,546         124,030          46,060          72,067
                                                                       ------------    ------------    ------------    ------------
NET ASSETS AT END OF YEAR                                              $     63,676    $     86,546    $     31,563    $     46,060
                                                                       ============    ============    ============    ============
Undistributed net investment income                                    $        429    $        467    $         --    $         --
                                                                       ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                       1,418           1,960           4,223           6,057
   Reinvested dividends                                                          45             428              --             417
   Redeemed                                                                  (2,348)         (2,406)         (4,248)         (6,181)
                                                                       ------------    ------------    ------------    ------------
         Net increase (decrease) from capital share transactions               (885)            (18)            (25)            293
                                                                       ============    ============    ============    ============

      The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2002 and 2001

                                                                                   U.S.                        REAL ESTATE
                                                                                MICRO-CAP                       SECURITIES
                                                                                   FUND                            FUND
                                                                       ----------------------------    ----------------------------
                                                                           2002           2001               2002           2001
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                     $     (7,547)   $     (3,034)   $      1,170    $        880
      Net realized gain (loss) from investments
       and transactions in futures                                          (65,900)        (31,170)          1,885             301
      Net unrealized appreciation (depreciation)
       on investments and futures                                           (92,811)       (139,595)         (1,722)          1,160
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets from operations          (166,258)       (173,799)          1,333           2,341
                                                                       ------------    ------------    ------------    ------------
   Distributions to shareholders from:
      Net investment income                                                      --              --          (1,155)           (881)
      Net realized gains                                                         --         (65,293)             --              --
      Paid in capital                                                            --              --              --            (119)
                                                                       ------------    ------------    ------------    ------------
            Total distributions to shareholders                                  --         (65,293)         (1,155)         (1,000)
                                                                       ------------    ------------    ------------    ------------
   From capital share transactions:
      Proceeds from shares sold                                             704,571         762,655          32,925           8,585
      Reinvested dividends                                                       --          63,270           1,134             977
      Payments for shares redeemed                                         (737,504)       (812,547)        (32,499)        (18,289)
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets
             from capital share transactions                                (32,933)         13,378           1,560          (8,727)
                                                                       ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets                                (199,191)       (225,714)          1,738          (7,386)
Net assets at beginning of year                                             600,259         825,973          18,443          25,829
                                                                       ------------    ------------    ------------    ------------
NET ASSETS AT END OF YEAR                                              $    401,068    $    600,259    $     20,181    $     18,443
                                                                       ============    ============    ============    ============
Undistributed net investment income                                    $         --    $         --    $         15    $         --
                                                                       ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                      30,007          28,051           3,709           1,007
   Reinvested dividends                                                          --           2,342             126             119
   Redeemed                                                                 (32,045)        (30,197)         (3,592)         (2,197)
                                                                       ------------    ------------    ------------    ------------
         Net increase (decrease) from capital share transactions             (2,038)            196             243          (1,071)
                                                                       ============    ============    ============    ============

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2002 and 2001

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                                   BOND                       INTERMEDIATE
                                                                                   FUND                       TAX-FREE FUND
                                                                       ----------------------------    ----------------------------
                                                                           2002           2001               2002           2001
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                                            $     34,587    $     24,317    $      2,565    $      2,886
      Net realized gain (loss) from:
         Investments, options, swaps and futures                             35,400          17,583             742              54
         Foreign currency transactions                                        4,792             816              --              --
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                            (25,789)         27,261          (1,199)          1,690
         Translation of assets and liabilities in foreign currencies            106           6,390              --              --
                                                                       ------------    ------------    ------------    ------------
            Net increase in net assets from operations                       49,096          76,367           2,108           4,630
                                                                       ------------    ------------    ------------    ------------
   Distributions to shareholders from:
      Net investment income                                                 (41,217)        (24,317)         (2,554)         (2,923)
      Net realized gains                                                    (10,198)        (10,370)             --              --
                                                                       ------------    ------------    ------------    ------------
            Total distributions to shareholders                             (51,415)        (34,687)         (2,554)         (2,923)
                                                                       ------------    ------------    ------------    ------------
   From capital share transactions:
      Proceeds from shares sold                                             816,505         932,236           9,454           4,035
      Reinvested dividends                                                   49,023          23,189             916             853
      Payments for shares redeemed                                         (633,998)       (303,232)        (14,507)         (4,242)
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets
             from capital share transactions                                231,530         652,193          (4,137)            646
                                                                       ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets                                 229,211         693,873          (4,583)          2,353
Net assets at beginning of year                                             921,323         227,450          65,153          62,800
                                                                       ------------    ------------    ------------    ------------
NET ASSETS AT END OF YEAR                                              $  1,150,534    $    921,323    $     60,570    $     65,153
                                                                       ============    ============    ============    ============
Undistributed net investment income (loss)                             $      2,435    $        (87)   $         35    $          1
                                                                       ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
         Sold                                                                79,407          91,363             855             366
         Reinvested dividends                                                 4,802           2,275              82              77
         Redeemed                                                           (61,852)        (29,838)         (1,307)           (386)
                                                                       ------------    ------------    ------------    ------------
            Net increase (decrease) from capital share transactions          22,357          63,800            (370)             57
                                                                       ============    ============    ============    ============

      The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2002 and 2001

                                                                               MONEY MARKET
                                                                                   FUND
                                                                       ----------------------------
                                                                           2002           2001
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                                            $     13,282    $     33,827
      Net realized gain (loss) from:
         Investments, options, swaps and futures                                  1             (22)
         Foreign currency transactions                                           --              --
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                                 --              --
         Translation of assets and liabilities in foreign currencies             --              --
                                                                       ------------    ------------
            Net increase in net assets from operations                       13,283          33,805
                                                                       ------------    ------------
   Distributions to shareholders from:
      Net investment income                                                 (13,282)        (33,827)
      Net realized gains                                                         --              --
                                                                       ------------    ------------
            Total distributions to shareholders                             (13,282)        (33,827)
                                                                       ------------    ------------
   From capital share transactions:
      Proceeds from shares sold                                           1,130,299       1,577,870
      Reinvested dividends                                                   13,091          33,153
      Payments for shares redeemed                                       (1,050,809)     (1,541,470)
                                                                       ------------    ------------
            Net increase (decrease) in net assets
             from capital share transactions                                 92,581          69,553
                                                                       ------------    ------------
      Net increase (decrease) in net assets                                  92,582          69,531
Net assets at beginning of year                                             777,523         707,992
                                                                       ------------    ------------
NET ASSETS AT END OF YEAR                                              $    870,105    $    777,523
                                                                       ============    ============
Undistributed net investment income (loss)                             $         --    $         --
                                                                       ============    ============

CAPITAL TRANSACTIONS IN SHARES:
         Sold                                                             1,130,299       1,577,870
         Reinvested dividends                                                13,091          33,153
         Redeemed                                                        (1,050,810)     (1,541,470)
                                                                       ------------    ------------
            Net increase (decrease) from capital share transactions          92,580          69,553
                                                                       ============    ============

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2002

FREMONT GLOBAL FUND                                                               YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.65     $    13.52     $    14.75     $    14.13     $    14.16
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .15            .24            .39            .41            .34
      Net realized and unrealized gain (loss)                  (1.18)         (2.56)           .89           1.89            .17
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (1.03)         (2.32)          1.28           2.30            .51
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.12)          (.16)          (.54)          (.50)          (.25)
      From net realized gains                                     --           (.36)         (1.97)         (1.18)          (.29)
      Return of capital distribution                              --           (.03)            --             --             --
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.12)          (.55)         (2.51)         (1.68)          (.54)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     9.50     $    10.65     $    13.52     $    14.75     $    14.13
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                   (9.85)%       (17.77)%         8.86%         17.37%          3.62%
   Net assets, end of period (000s omitted)               $  508,214     $  602,131     $  799,490     $  686,808     $  631,165
   Ratio of  expenses to average net assets                      .95%           .93%           .90%           .86%           .85%
   Ratio of net investment income
    to average net assets                                       1.43%          1.97%          2.54%          2.85%          2.80%
   Portfolio turnover rate                                       104%           173%           112%           113%            75%

FREMONT INTERNATIONAL GROWTH FUND                                                 YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     7.50     $    12.13     $    13.01     $    10.34     $    10.37
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .13            .16             --4            --4           .05
      Net realized and unrealized gain (loss)                  (1.42)         (3.81)          (.28)          3.69            .03
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (1.29)         (3.65)          (.28)          3.69            .08
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --4          (.15)          (.02)          (.01)            --
      From net realized gains                                     --           (.83)          (.58)         (1.01)          (.11)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                      --           (.98)          (.60)         (1.02)          (.11)
                                                          ----------     ----------     ----------     ----------     ----------

   REDEMPTION FEE PROCEEDS8                                      .11            N/A            N/A            N/A            N/A
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     6.32     $     7.50     $    12.13     $    13.01     $    10.34
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                 (15.69)%       (32.21)%        (2.54)%        38.70%           .80%
   Net assets, end of period (000s omitted)               $   23,086     $   45,417     $   86,517     $   59,974     $   41,623
   Ratio of net expenses to average net assets2                 1.50%          1.50%          1.50%          1.50%          1.50%
   Ratio of  gross expenses to average net assets2              1.99%          1.88%          1.70%          1.74%          1.65%
   Ratio of net investment income (loss)
    to average net assets                                        .07%           .07%          (.04)%          .04%           .53%
   Portfolio turnover rate                                       114%            50%            43%            76%           106%

For footnote references, see "Notes to Financial Highlights" on page 76.

      The accompanying notes are an integral part of these financial statements.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2002

                                                                        PERIOD FROM
                                                          YEAR ENDED    12/29/00 TO
FREMONT NEW ERA VALUE FUND                             OCTOBER 31, 2002   10/31/01
-----------------------------------------------------  ----------------  ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     7.91     $    10.00
                                                          ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      From net investment income                                  --4            --
      Net realized and unrealized loss                         (1.95)         (2.09)
                                                          ----------     ----------
         Total income from investment operations               (1.95)         (2.09)
                                                          ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --4            --
                                                          ----------     ----------
         Total distributions                                      --4            --
                                                          ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     5.96     $     7.91
                                                          ==========     ==========

TOTAL RETURN1                                                 (24.63)%       (20.90)%
   Net assets, end of period (000s omitted)               $   22,224     $   27,191
   Ratio of net expenses to average net assets2                 1.20%          1.20%*
   Ratio of gross expenses to average net assets2               1.45%          2.09%*
   Ratio of net investment income to average net assets          .08%           .06%*
   Portfolio turnover rate                                        59%             5%

                                                                         PERIOD FROM
                                                          YEAR ENDED     09/28/01 TO
FREMONT NEW ERA GROWTH FUND                            OCTOBER 31, 2002+  10/31/01+
-----------------------------------------------------  ----------------  ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.16     $     9.24
                                                          ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                       (.04)            --4
      Net realized and unrealized loss                         (1.16)          (.08)
                                                          ----------     ----------
         Total income from investment operations               (1.20)          (.08)
                                                          ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     7.96     $     9.16
                                                          ==========     ==========

TOTAL RETURN1                                                 (13.10)%         (.87)%
   Net assets, end of period (000s omitted)               $    3,260     $      496
   Ratio of net expenses to average net assets2                 1.40%           .15%++
   Ratio of gross expenses to average net assets2               5.10%          4.02%++
   Ratio of net investment loss to average net assets           (.76)%         (.04)%++
   Portfolio turnover rate                                        61%             2%

+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per-share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.
++   Unannualized.

For footnote references, see "Notes to Financial Highlights" on page 76.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2002

FREMONT STRUCTURED CORE FUND                                                      YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.90     $    15.59     $    15.70     $    15.56     $    14.96
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .07            .08            .10            .14            .20
      Net realized and unrealized gain (loss)                  (1.87)         (4.00)           .98           3.20            .87
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (1.80)         (3.92)          1.08           3.34           1.07
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.07)          (.02)          (.11)          (.16)          (.17)
      From net realized gains                                     --           (.75)         (1.08)         (3.04)          (.30)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.07)          (.77)         (1.19)         (3.20)          (.47)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     9.03     $    10.90     $    15.59     $    15.70     $    15.56
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                  (16.65)%       (26.07)%         7.18%         24.24%          7.30%
   Net assets, end of period (000s omitted)               $   63,676     $   86,546     $  124,030     $  142,759     $  159,375
   Ratio of net expenses to average net assets                  1.01%           .93%           .87%           .82%           .82%
   Ratio of net investment income to average net assets          .61%           .61%           .58%           .82%          1.25%
   Portfolio turnover rate                                        74%            69%            68%            80%           111%

FREMONT U.S. SMALL CAP FUND                                                       YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.11     $    18.70     $    15.74     $     8.87     $     9.57
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                       (.13)          (.07)          (.08)          (.02)          (.04)
      Net realized and unrealized gain (loss)                  (3.32)         (5.84)          4.42           7.49           (.66)
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (3.45)         (5.91)          4.34           7.47           (.70)
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --             --             --             --             --4
      From net realized gains                                     --          (1.68)         (1.38)          (.60)            --4
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                      --          (1.68)         (1.38)          (.60)            --4
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     7.66     $    11.11     $    18.70     $    15.74     $     8.87
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                 (31.05)%       (33.73)%        27.75%         84.60%         (7.29)%
   Net assets, end of period (000s omitted)               $   31,563     $   46,060     $   72,067     $   29,579     $    7,367
   Ratio of net expenses to average net assets2                 1.56%          1.50%          1.50%          1.50%          1.50%
   Ratio of gross expenses to average net assets2               1.88%          1.89%          1.83%          2.15%          2.85%
   Ratio of net investment loss to average net assets          (1.27)%         (.52)%         (.45)%         (.75)%         (.52)%
   Portfolio turnover rate                                       108%           134%           148%           161%           273%

For footnote references, see "Notes to Financial Highlights" on page 76.

      The accompanying notes are an integral part of these financial statements.

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2002

FREMONT U.S. MICRO-CAP FUND                                                       YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    25.22     $    34.99     $    28.36     $    16.34     $    22.69
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                              (.35)          (.13)           .02           (.18)          (.25)
      Net realized and unrealized gain (loss)                  (6.44)         (6.69)         13.03          17.94          (4.86)
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (6.79)         (6.82)         13.05          17.76          (5.11)
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --             --           (.02)            --             --
      From net realized gains                                     --          (2.95)         (6.40)         (5.74)         (1.24)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                      --          (2.95)         (6.42)         (5.74)         (1.24)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $    18.43     $    25.22     $    34.99     $    28.36     $    16.34
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                  (26.92)%       (20.05)%        46.07%        110.46%        (23.45)%
   Net assets, end of period (000s omitted)               $  401,068     $  600,259     $  825,973     $  300,503     $  120,016
   Ratio of net expenses to average net assets2                 1.61%          1.60%          1.57%          1.82%          1.94%
   Ratio of net investment income (loss)
    to average net assets                                      (1.33)%         (.47)%          .06%          (.97)%        (1.22)%
   Portfolio turnover rate                                        68%            90%           117%           164%           170%

FREMONT REAL ESTATE SECURITIES FUND                                        YEAR ENDED OCTOBER 31                     PERIOD FROM
-----------------------------------------------------------------------------------------------------------------    12/31/97 TO
                                                             2002           2001           2000           1999         10/31/98
                                                             ----           ----           ----           ----        ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     8.22     $     7.79     $     7.51     $     7.98     $    10.00
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .39            .21            .43            .35            .19
      Net realized and unrealized gain (loss)                   (.11)           .61            .35           (.34)         (2.07)
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .28            .82            .78            .01          (1.88)
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.38)          (.36)          (.43)          (.39)          (.14)
      From net realized gains                                     --           (.03)          (.07)          (.09)            --
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.38)          (.39)          (.50)          (.48)          (.14)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     8.12     $     8.22     $     7.79     $     7.51     $     7.98
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                   3.12%         10.43%         10.59%          (.07)%       (18.78)%
   Net assets, end of period (000s omitted)               $   20,181     $   18,443     $   25,829     $   31,499     $   33,482
   Ratio of net expenses to average net assets2,6               1.50%          1.50%          1.50%          1.50%          1.09%*
   Ratio of gross expenses to average net assets2,6             1.62%          2.06%          2.10%          1.88%          1.80%*
   Ratio of net investment income
    to average net assets                                       4.19%          4.14%          5.51%          4.32%          4.10%*
   Portfolio turnover rate                                        79%           122%            91%           198%           196%

For footnote references, see "Notes to Financial Highlights" on page 76.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2002

FREMONT BOND FUND                                                                 YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.57     $     9.73     $     9.66     $    10.44     $    10.23
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .41            .54            .61            .60            .60
      Net realized and unrealized gain (loss)                    .13            .95            .15           (.60)           .41
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .54           1.49            .76             --           1.01
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.47)          (.53)          (.69)          (.60)          (.62)
      From net realized gains                                   (.13)          (.12)            --           (.18)          (.18)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.60)          (.65)          (.69)          (.78)          (.80)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $    10.51     $    10.57     $     9.73     $     9.66     $    10.44
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                   5.43%         15.79%          8.33%           .01%         10.31%
   Net assets, end of period (000s omitted)               $1,150,534     $  921,323     $  227,450     $  184,435     $  228,001
   Ratio of net expenses to average net assets2,7                .59%           .57%        1.83%3            .60%           .60%
   Ratio of  gross expenses to average net assets2,7             .64%           .63%          1.90%           .67%           .72%
   Ratio of net investment income
    to average net assets                                       3.75%          4.90%          6.44%          6.01%          5.92%
   Portfolio turnover rate                                        81%           160%           176%           298%           256%

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                                     YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.16     $    10.87     $    10.67     $    11.25     $    10.99
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .48            .51            .50            .51            .51
      Net realized and unrealized gain (loss)                   (.08)           .29            .21           (.58)           .26
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .40            .80            .71           (.07)           .77
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.48)          (.51)          (.51)          (.51)          (.51)
      From net realized gains                                     --             --            --4             --             --
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.48)          (.51)          (.51)          (.51)          (.51)
                                                          ----------     ----------     ----------     ----------     ----------

   NET ASSET VALUE, END OF PERIOD                         $    11.08     $    11.16     $    10.87     $    10.67     $    11.25
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                   3.65%          7.49%          6.78%          (.68)%         7.16%
   Net assets, end of period (000s omitted)               $   60,570     $   65,153     $   62,800     $   63,919     $   64,011
   Ratio of net expenses to average net assets2                  .53%           .49%           .49%           .45%           .47%
   Ratio of  gross expenses to average net assets2               .67%           .69%           .70%           .64%           .67%
   Ratio of net investment income
    to average net assets                                       4.32%          4.57%          4.70%          4.59%          4.55%
   Portfolio turnover rate                                        22%             6%            13%             6%             9%

For footnote references, see "Notes to Financial Highlights" on page 76.

      The accompanying notes are an integral part of these financial statements.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2002

FREMONT MONEY MARKET FUND                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .02            .05            .06            .05            .05
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .02            .05            .06            .05            .05
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.02)          (.05)          (.06)          (.05)          (.05)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.02)          (.05)          (.06)          (.05)          (.05)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                    1.77%          4.67%          5.99%        4.89%1         5.45%1
   Net assets, end of period (000s omitted)               $  870,105     $  777,523     $  707,992     $  760,950     $  717,291
   Ratio of net expenses to average net assets2,5                .42%           .42%           .42%           .37%           .29%
   Ratio of  gross expenses to average net assets2,5             .42%           .42%           .42%           .42%           .44%
   Ratio of net investment income to average net assets         1.75%          4.54%          5.80%          4.83%          5.33%

For footnote references, see "Notes to Financial Highlights" on page 76.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Highlights - October 31, 2002

The following notes relate to the Financial Highlights of the Funds presented on pages 70 through 75:


     1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

     2    See Note 4 of "Notes to Financial Statements."

     3 Ratio of net expenses to average net assets excluding interest expense is 0.62%.

     4    Less than $0.01 per share.

     5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

     6 Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

     7 Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.

     8    Redemption fee proceeds instituted on April 19, 2002.

     *    Annualized.

      The accompanying notes are an integral part of these financial statements.

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, eleven of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

          The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

     A.   SECURITY VALUATION

          Investments, including futures and options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. The value of swap agreements are equal to the Funds' obligations (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based on the relative values of the positions held by each party to the contracts.

          As permitted under Rule 2a-7 of the Investment Company Act of 1940, securities in the Money Market Fund are valued at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

          Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

     D.   INCOME TAXES

          No provision for federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

          Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.   FOREIGN CURRENCY TRANSLATION

          The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Realized gain (loss) related to foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain
          (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments.

                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

2.   REPURCHASE AGREEMENTS

          Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2002, all outstanding repurchase agreements held by the Funds had been entered into on that day.

3.   DERIVATIVE FINANCIAL INSTRUMENTS

          Consistent with their investment objectives, certain Funds have the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, program, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

               Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates to establish more definitely the effective return on securities or currencies held or intended to be acquired.

               Invest in index and currency exchange rate swap agreements for purposes of attempting to obtain a particularly desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

               Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

               Purchase put options on an underlying security,  interest rate or
               currency  as  a  defensive   technique  to  protect   against  an
               anticipated decline in the value of the security or currency.

               Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security.

               Engage in forward currency transactions in anticipation of, or to protect the Fund against fluctuations in exchange rates.

               Engage in interest rate, credit, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return.

               Engage in long positions in Put and Call swaptions (options on swaps), for the right to pay or receive a predetermined fixed rate in exchange for LIBOR at some time in the future. As with other options, swaptions can be utilized to gain exposure to the price activity, or volatility, of an underlying security, index or interest rate which can be used to protect the value of a portfolio's existing holdings.

               Engage in writing Put and Call swaptions (options on swaps), for the purposes of generating premium income, or in the case of a written put swaption, to gain exposure to fixed interest rates at a lower cost than investing directly in a receiver fixed rate interest rate swap.

          In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

     A.   FUTURES

          A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.

78  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

At October 31, 2002, the open futures contracts were as follows:

                                                                             NET UNREALIZED
                                     CONTRACTS  EXPIRATION      NOTIONAL      APPRECIATION
                                      TO BUY       DATE          AMOUNT      (DEPRECIATION)
                                     ------------------------------------------------------
GLOBAL FUND
Canadian 10 Year Treasury Bond            38     Dec '02      CN$     2,556    $      32
German 10 Year Government
  Euro Bond                              202     Dec '02       I     22,632           96
Australian 10 Year Treasury Bond          31     Dec '02      AU$     1,706          (20)
                                                                               ----------
                                                                               $     108
                                                                               ==========
STRUCTURED CORE
S&P 500 Index                              8     Dec '02       $      1,830    $     (59)
                                                                               ----------
                                                                               $     (59)
                                                                               ==========
BOND FUND
10 Year U.S. Treasury Note             2,576     Dec '02       $    289,994    $   5,522
30 Year U.S. Treasury Bond               145     Dec '02       $     16,088          (43)
EURO-BOBL 5 Year                       1,506     Dec '02       I    161,645        1,168
EURO-BUND 10 Year                        464     Dec '02       I     50,724          375
EURIBOR March Futures                    383     Mar '03       I     90,971          948
EURIBOR June Futures                      58     Jun '03       I     13,883           36
Euro Dollar                              101     Jun '03       $     24,558          292
Euro Dollar                               27     Sep '03       $      6,407          219
EURIBOR Options March Futures          2,358     Mar '03       I         --          (29)
                                                                               ----------
                                                                               $   8,488
                                                                               ==========

                                                                             NET UNREALIZED
                                     CONTRACTS  EXPIRATION      NOTIONAL      APPRECIATION
                                      TO BUY       DATE          AMOUNT      (DEPRECIATION)
                                     ------------------------------------------------------
GLOBAL FUND
10 Year U.S. Treasury Note                61     Dec '02       $      7,050    $      52
Japanese 10 Year Government Bond           2     Dec '02      (Y)     2,308           (9)
UK 10 Year Gilt                           66     Dec '02    (pound)   4,989          (97)
                                                                               ----------
                                                                               $     (54)
                                                                               ==========
BOND FUND
EURIBOR Options March Futures          2,450     Mar '03       I         --    $     288
EURIBOR Options June Futures              73     Jun '03       I         --           17
EURIBOR Options December Futures         149     Dec '03       I         --           31
                                                                               ----------
                                                                               $     336
                                                                               ==========

          Various U.S. Treasury securities, as footnoted on the Schedule of Investments in Securities and Net Assets, were held by brokers to satisfy the initial margin requirements related to these contracts.

     B.   SWAP AGREEMENTS

          In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments. At October 31, 2002, the Funds had the following open swap agreements:

                                                                       MATURITY
               PAY                                      RECEIVE          DATE      NOTIONAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------
GLOBAL FUND
   Australian AM Overnight Cash Ref Rate Mid Fix   Fixed Rate 4.000%   08/20/10   AU$        3,900   $     --
   Australian AM Overnight Cash Ref Rate Mid Fix   Fixed Rate 4.000%   08/20/15   AU$        4,200         --
   Australian AM Overnight Cash Ref Rate Mid Fix   Fixed Rate 4.000%   08/20/20   AU$        5,300         --
                                                                                                     --------
                                                                                                     $     --
                                                                                                     ========
BOND FUND
   Fixed Rate 0.390%                               6 Month LIBOR       06/18/07   (Y)     707,5000   $    (22)
   Fixed Rate 0.324%                               6 Month LIBOR       09/12/07   (Y)    1,400,000        (22)
   Fixed Rate 6.000%                               3 Month LIBOR       12/18/12   $         40,800     (4,864)
   Fixed Rate 5.000%                               6 Month LIBOR       03/15/17   (pound)    6,500          2
   6 Month EURIBOR                                 Fixed Rate 6.000%   03/15/17   E          8,000         42
   Fixed Rate 5.000%                               6 Month LIBOR       03/15/32   (pound)    1,800        (60)
   6 Month EURIBOR                                 Fixed Rate 6.000%   03/15/32   E          5,900        135
                                                                                                     --------
                                                                                                     $ (4,789)
                                                                                                     ========

          The  Bond  Fund   received  and  paid  premiums  of  $2,242  and  $84,
          respectively and at October 31, 2002, the unrealized loss was $2,631.

                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

     C.   OPTIONS

          Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss it the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

          Transactions in written put and call options for the year ended October 31, 2002 for the Global Fund and the Bond Fund were as follows:

                                                  GLOBAL FUND                   BOND FUND
                                                  -----------                   ---------
                                           AMOUNT OF       NUMBER OF     AMOUNT OF       NUMBER OF
                                           PREMIUMS        CONTRACTS     PREMIUMS        CONTRACTS
                                          --------------------------------------------------------
Options outstanding at October 31, 2001   $        48         10,028    $     1,437          2,457
Options sold                                       97      2,600,023          4,693     83,004,136
Options cancelled in closing purchase
  transactions                                    (97)    (2,600,023)          (922)   (10,301,297)
Options expired prior to exercise                 (48)       (10,028)        (2,672)    (9,304,206)
Options exercised                                  --             --             --
                                          --------------------------------------------------------
Options outstanding at October 31, 2002   $        --             --    $     2,536     63,401,090
                                          ========================================================

          The following written options were outstanding at October 31, 2002:

                                                      NUMBER
                                                        OF         EXERCISE     EXPIRATION
                    NAME OF ISSUER                   CONTRACTS       PRICE         DATE        VALUE
               --------------------------------------------------------------------------------------
BOND FUND
Call Options:  US Treasury Note 10 Year Futures              47         110       Nov '02     $   225
               US Treasury Note 10 Year Futures             201         116       Nov '02          88
               3 Month LIBOR                         18,600,000       6.00%       Jun '05       1,331
               3 Month LIBOR                         17,000,000       5.50%       Jun '05         978
               Jun 2003 Euro Dollar Futures                 246       98.75       Jun '03         105
Put Options:   Dec 2002 Euro Dollar Futures                  59       96.00       Dec '02           1
               Dec 2002 Euro Dollar Futures                 264       96.50       Dec '02           2
               Jun 2003 Euro Dollar Futures                  75       98.00       Jun '03          30
               3 Month LIBOR                         17,000,000       7.00%       Jan '05         286
               3 Month LIBOR                         10,800,000       6.70%       Jan '05         264
               U.S. Treasury Note 10 Year Futures           198         110       Nov '02          12
                                                                                              -------
                                                                                              $ 3,322
                                                                                              =======

          The Bond Fund received premiums of $2,536 on these contracts and at October 31, 2002, the unrealized loss was $786.

     D.   FORWARD FOREIGN CURRENCY CONTRACTS

          A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.

80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

          At October 31, 2002, the underlying values for open foreign currency contracts were as follows:

                                                                                                NET UNREALIZED
               TO RECEIVE       FOREIGN             SETTLEMENT         INITIAL                   APPRECIATION
              (TO DELIVER)     CURRENCY                DATES            VALUE    CURRENT VALUE  (DEPRECIATION)
              ------------------------------------------------------------------------------------------------
GLOBAL FUND
                  13,760    Australian Dollar         12/18/02       $    7,483    $    7,604    $      121
                  (1,430)   Australian Dollar         12/18/02             (784)         (790)           (6)
                   3,360    British Pound             12/18/02            5,187         5,237            50
                 (17,220)   British Pound        11/15/02-12/18/02      (26,596)      (26,849)         (253)
                   3,670    Canadian Dollar           12/18/02            2,323         2,349            26
                  (7,200)   Canadian Dollar           12/18/02           (4,574)       (4,608)          (34)
                  24,009    Euro                 11/15/02-12/18/02       23,252        23,697           445
                 (82,176)   Euro                 11/15/02-12/18/02      (80,689)      (81,111)         (422)
               1,038,000    Japanese Yen              12/18/02            8,777         8,474          (303)
              (2,003,000)   Japanese Yen         11/15/02-12/18/02      (16,885)      (16,336)          549
                   2,500    New Zealand Dollar        12/18/02            1,157         1,208            51
                  (1,680)   New Zealand Dollar        12/18/02             (799)         (811)          (12)
                  (3,200)   Singapore Dollar          11/15/02           (1,818)       (1,812)            6
                   4,100    Swedish Krona             12/18/02              437           445             8
                  (1,100)   Swedish Krona             12/18/02             (118)         (119)           (1)
                   5,560    Swiss Franc               12/18/02            3,723         3,762            39
                  (5,030)   Swiss Franc               12/18/02           (3,394)       (3,403)           (9)
                                                                                                 ----------
                                                                                                 $      255
                                                                                                 ==========
BOND FUND
                   2,190    Euro                 11/08/02                 2,157         2,163    $        6
                    (994)   Euro                 11/08/02                  (974)         (982)           (8)
                                                                                                 ----------
                                                                                                 $       (2)
                                                                                                 ==========

     4.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES INVESTMENT ADVISOR

          Each of the Funds have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont
          Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                              ADVISORY FEE                                                       ADVISORY FEE
----------------------------------------------------------------------------------------------------------------------------
Global Fund                  0.60%                        Real Estate Securities Fund*    1.00%

International Growth Fund*   1.00%                        Bond Fund*                      0.40%

New Era Value Fund*          0.75%                        California Intermediate
                                                             Tax-Free Fund*               0.40% on first $25 million

New Era Growth*              0.95%                                                        0.35% on next $25 million

Structured Core Fund         0.50%                                                        0.30% on next $50 million

U.S. Small Cap Fund*         1.00%                                                        0.25% on next $50 million

U.S. Micro-Cap Fund**        2.50% on first $30 million                                   0.20% on balance over $150 million
                             2.00% on next $70 million    Money Market Fund               0.30% on first $50 million
                             1.50% on balance over                                        0.20% on balance over $50 million
                               $100 million

     * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

     ** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

                                                        FREMONT MUTUAL FUNDS  81

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

     For administrative services received, each Fund, except for the U.S. Micro-Cap Fund and the Real Estate Securities Fund, pays the Advisor an administrative fee of 0.15% of average daily netassets. For the Bond Fund and the California Intermediate Tax-Free Fund, the Advisor has
     contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

     Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances could have been employed by the Fund to produce income.

     For the U.S. Micro-Cap Fund, the Advisor has contractually limited the total operating expenses to 1.98% of average net assets. For the International Growth Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the New Era Value Fund and the New Era Growth Fund, the Advisor has contractually limited the total operating expenses to 1.20% and 1.40%, respectively of average net assets. For the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to 0.49% of average net assets. Effective March 1, 2002, the total operating expense limits for the California Intermediate Tax-Free Fund and U.S. Small Cap Fund were changed to 0.55% and 1.60%, respectively., To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor has not recouped waivers and reimbursements of $583, $187, $92, $591, $337 and $325, respectively, from the International Growth Fund, the New Era Value Fund, the New Era Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund as of October 31, 2002.

     Effective April 19, 2002, the International Growth Fund imposed a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds. For the year ended October 31, 2002, the International Growth Fund received redemption fees of $409.

82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

     AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. Only the U.S. Micro-Cap Fund had investments in such affiliated companies. The following is a summary of transactions for each issuer who was an affiliate during the fiscal year ended October 31, 2002:

                             SHARE                                                              SHARE
                            BALANCE    AGGREGATE     AGGREGATE        NET                      BALANCE       VALUE
                          OCTOBER 31,   PURCHASE       SALES       REALIZED                  OCTOBER 31,  OCTOBER 31,
ISSUER                       2001         COST          COST      GAIN/(LOSS)     INCOME         2002        2002
                          -------------------------------------------------------------------------------------------
Advanced Technical
  Products, Inc.                  --   $    4,586    $   15,560   $    6,142    $       --           --*  $       --*
American Science &
  Engineering, Inc.               --        9,159            --           --            --      488,900        4,938
Benihana, Inc (Class A)           --        5,657            --           --            --      432,745        5,210
California Micro
Devices Corp.              1,089,500           --            --           --            --    1,089,500        4,598
Cash America
  International, Inc.      1,275,000          663        11,209         (624)           --           --*          --*
COMARCO, Inc                 373,600        3,106         3,415       (6,907)           --           --*          --*
EBenX, Inc.                1,358,000           99         1,058       (8,265)           --           --*          --*
Fusion Medical
  Technologies, Inc.         791,100           82         7,814       (2,277)           --           --*          --*
hi/fn, inc                        --        2,825         4,197        1,941            --      589,100        3,158
LightPath
  Technologies Inc.
  (Class A)                1,355,500            7         3,345       (7,127)           --           --*          --*
Lojack Corp.               1,305,800          250         6,595       (2,871)           --           --*          --*
MDSI Mobile Data
  Solutions                  414,700           --            --           --            --      414,700        1,374
Micro Component
  Technology, Inc.           958,100           --           481       (1,359)           --      720,900          339
NeoPharm, Inc.                    --       11,779         1,825         (406)           --    1,134,500       17,494
Northern Technologies
  International Corp.        328,950            4            --           --            --      330,450        1,100
Powell Industries, Inc.      658,600        1,629        13,869       (2,741)           --           --*          --*
Rimage Corp.                 852,600           --            --           --            --      852,600        7,998
RIT Technologies Ltd.        876,900           --            --           --            --      876,900          640
SafeNet, Inc.                699,100        4,034        15,283        6,493            --           --*          --*
Stratos Lightwave, Inc.           --       17,279            --           --            --      538,340        2,961
Zygo Corp.                   929,800        2,302         6,808       (3,114)           --      973,200        4,310
                                       ---------------------------------------------------                ----------
                                       $   63,461    $   91,459   $  (21,115)   $       --                $   54,120
                                       ===================================================                ==========

     *    Issuer is not an affiliated company at October 31, 2002.

                                                        FREMONT MUTUAL FUNDS  83

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
           (All dollars in thousands except par and exercise prices)

     OTHER RELATED PARTIES

     At October 31, 2002, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts and affiliated companies, owned directly or indirectly the following approximate percentages of the various
     Funds:

                                             % OF SHARES OUTSTANDING
                                             -----------------------

     Global Fund                                       63%
     International Growth Fund                         54%
     New Era Value Fund                                 8%
     New Era Growth Fund                               14%
     Structured Core Fund                              16%
     U.S. Small Cap Fund                               19%
     Real Estate Securities Fund                       12%
     Bond Fund                                         37%
     California Intermediate Tax-Free Fund             60%
     Money Market Fund                                 85%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2002, each of the U.S. Small Cap Fund and the U.S. Micro Cap Fund had 10% invested in the Fremont Money Market Fund. As of October 31, 2002, 8% of the Money Market Fund is held by Fremont Funds. The U.S. Small Cap Fund and U.S. Micro Cap Fund earned dividends of $8 and $134, respectively from the Money Market Fund during the year ended October 31, 2002.

5.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the fiscal year ended October 31, 2002 were as follows:

                                                          PURCHASES     PROCEEDS
                                                          ---------     --------

     Long-term securities excluding U.S. Government securities:
        Global Fund                                        $508,842     $576,215
        International Growth Fund                            38,465       63,114
        New Era Value Fund                                   20,946       16,602
        New Era Growth Fund                                   4,223        1,140
        Structured Core Fund                                 56,652       64,514
        U.S. Small Cap Fund                                  40,046       36,282
        U.S Micro-Cap Fund                                  327,185      306,164
        Real Estate Securities Fund                          23,005       20,597
        Bond Fund                                           603,091      517,228
        California Intermediate Tax-Free Fund                12,843       17,926
     Long-term U.S. Government securities:
        Global Fund                                          58,182       47,259
        Bond Fund                                            76,281       59,665

6.   PORTFOLIO CONCENTRATIONS

     There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

84  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

7.   FEDERAL INCOME TAX MATTERS

     As of October 31, 2002, the tax basis components of net assets were as follows:

                                                                                            NEW ERA
                                                   GLOBAL    INTERNATIONAL    NEW ERA        GROWTH      STRUCTURED    U.S. SMALL
                                                    FUND      GROWTH FUND    VALUE FUND       FUND        CORE FUND     CAP FUND
                                                 --------------------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES             $  594,054    $   26,656    $   29,205    $    3,250    $   62,953    $   46,101
                                                 ================================================================================
Gross tax unrealized appreciation                $   20,876    $      139    $      391    $      116    $    8,794    $    1,334
Gross tax unrealized depreciation                  (108,662)       (3,942)       (7,353)         (202)       (8,007)      (15,808)
                                                 --------------------------------------------------------------------------------
Net tax unrealized appreciation
  (depreciation) on investments                     (87,786)       (3,803)       (6,962)          (86)          787       (14,474)
Net tax appreciation on derivatives and
  foreign-currency denominated assets
  and liabilities                                        45             5            --            --            --            --
                                                 --------------------------------------------------------------------------------
NET TAX UNREALIZED APPRECIATION
  (DEPRECIATION)                                    (87,741)       (3,798)       (6,962)          (86)          787       (14,474)
UNDISTRIBUTED ORDINARY INCOME                         1,639           394            23            --           429            --
UNDISTRIBUTED LONG-TERM GAINS
  (CAPITAL LOSS CARRYFORWARD)                      (114,729)      (16,093)       (7,044)         (386)      (19,222)      (22,896)
PAID IN CAPITAL                                     709,045        42,583        36,207         3,732        81,682        68,933
                                                 --------------------------------------------------------------------------------
NET ASSETS                                       $  508,214    $   23,086    $   22,224    $    3,260    $   63,676    $   31,563
                                                 ================================================================================

                                                                                           CALIFORNIA
                                                              REAL ESTATE                 INTERMEDIATE
                                                 U.S. MICRO    SECURITIES                   TAX-FREE    MONEY MARKET
                                                  CAP FUND        FUND        BOND FUND       FUND          FUND
                                                 ------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES             $  597,110    $   21,790    $1,250,285    $   56,924    $  868,851
                                                 ==================================================================
Gross tax unrealized appreciation                $   34,143    $      335    $   15,487    $    2,794    $       --
Gross tax unrealized depreciation                  (234,877)       (1,904)      (17,748)         (133)           --
                                                 ------------------------------------------------------------------
Net tax unrealized appreciation (depreciation)
  on investments                                   (200,734)       (1,569)       (2,261)        2,661            --
Net tax appreciation on derivatives and
  foreign-currency denominated assets
  and liabilities                                        --            --         1,780            --            --
                                                 ------------------------------------------------------------------
NET TAX UNREALIZED APPRECIATION (DEPRECIATION)     (200,734)       (1,569)         (481)        2,661            --
UNDISTRIBUTED ORDINARY INCOME                            --            15        20,818           157             2
UNDISTRIBUTED LONG-TERM GAINS
  (CAPITAL LOSS CARRYFORWARD)                       (92,718)       (3,733)        9,535           400           (21)
PAID IN CAPITAL                                     694,520        25,468     1,120,662        57,352       870,124
                                                 ------------------------------------------------------------------
NET ASSETS                                       $  401,068    $   20,181    $1,150,534    $   60,570    $  870,105
                                                 ==================================================================

     The tax composition of dividends (other than return of capital dividends for the fiscal year) was as follows:

                                                                     LONG-TERM
                                                  ORDINARY INCOME  CAPITAL GAINS
     ---------------------------------------------------------------------------
     Global Fund                                      $ 6,571         $    --
     International Growth Fund                             21              --
     New Era Value Fund                                     8              --
     Structured Core Fund                                 523              --
     Real Estate Securities Fund                        1,155              --
     Bond Fund                                         42,360           8,952
     California Intermediate Tax-Free Fund              2,619              --
     Money Market Fund                                 13,287              --

                                                        FREMONT MUTUAL FUNDS  85

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2002
            (All dollars in thousands except par and exercise prices)

     For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2002 that may reduce distributions of realized gains in future years.

                                                                                                       REAL ESTATE
               GLOBAL   INTERNATIONAL   NEW ERA      NEW ERA     STRUCTURED   U.S. SMALL   U.S. MICRO   SECURITIES     MONEY
EXPIRING IN     FUND     GROWTH FUND   VALUE FUND  GROWTH FUND   CORE FUND     CAP FUND     CAP FUND       FUND        MARKET
------------------------------------------------------------------------------------------------------------------------------
   2006       $     --     $     --     $     --     $     --     $     --     $     --     $     --     $     --     $     --
   2007             --           --           --           --           --           --           --           --           --
   2008             --           --           --           --           --           --           --           --           --
   2009         52,951        3,531           62            1       10,403        9,406       27,063          589           21
   2010         61,778       12,562        6,982          385        8,819       13,490       65,655        3,144           --
              ----------------------------------------------------------------------------------------------------------------
              $114,729     $ 16,093     $  7,044     $    386     $ 19,222     $ 22,896     $ 92,718     $  3,733     $     21
              ================================================================================================================

8.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% of the unused balance of the LOC.

     Borrowing activity under the line of credit for the fiscal year ended October 31, 2002 was as follows:

                                                                                                AMOUNT
                                       AVERAGE AMOUNT    MAXIMUM AMOUNT                     OUTSTANDING AT
FUND                                     OUTSTANDING      OUTSTANDING    INTEREST EXPENSE  OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------
Global Fund                                 $  249           $5,035           $    5           $   --
International Growth Fund                      987            9,859               17               --
Real Estate Securities Fund                      6              550               --               --
Bond Fund                                        3              991               --               --
California Intermediate Tax-Free Fund            3              377               --               --
Money Market Fund                                1              385               --               --
                                                                              -----------------------
                                                                              $   22           $   --
                                                                              =======================

86  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           Tax Designation (Unaudited)

In accordance with the Internal Revenue Code, the Funds are making the following designations (unaudited):

LONG-TERM CAPITAL GAIN DIVIDENDS:

Fremont Bond Fund                                                     $9,534,834
Fremont California Intermediate Tax-Free Fund                            399,906

CORPORATE DIVIDEND RECEIVED DEDUCTIONS:

Fremont Global Fund                                                          25%
Fremont New Era Value Fund                                                   93%
Fremont Structured Core Fund                                                 85%

TAX EXEMPT INCOME:

For the California Intermediate Tax-Free Fund, 99.21% of the distributed investment income is tax-exempt for regular Federal income-tax purposes.

                                                        FREMONT MUTUAL FUNDS  87

                           FREMONT MUTUAL FUNDS, INC.
                       Directors and Officers (Unaudited)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
        NAME                                                                                     FUND COMPLEX       OTHER
      ADDRESS                       POSITIONS          YEAR      PRINCIPAL OCCUPATIONS            OVERSEEN BY   DIRECTORSHIPS
   DATE OF BIRTH                       HELD          ELECTED1       PAST FIVE YEARS                 DIRECTOR         HELD
-------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes4                   Director          1988      Vice President and Director,          13
Fremont Investment Advisors, Inc                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43
-------------------------------------------------------------------------------------------------------------------------------
Donald C. Luchessa4                  Director          1991      Principal, DCL Advisory               13
Fremont Investment Advisors, Inc                                 (marketer for investment
333 Market Street, 26th Floor                                    advisors).
San Francisco, CA 94105
2-18-30
-------------------------------------------------------------------------------------------------------------------------------
David L. Egan4                       Director          1995      President, Fairfield Capital          13
Fremont Investment Advisors, Inc                                 Associates, Inc. Founding
333 Market Street, 26th Floor                                    Partner of China Epicure,
San Francisco, CA 94105                                          LLC and Palisades
5-1-34                                                           Trading Company, LLC
-------------------------------------------------------------------------------------------------------------------------------
Kimun Lee4                           Director          1998      Principal of Resources                13
Fremont Investment Advisors, Inc                                 Consolidated (a consulting
333 Market Street, 26th Floor                                    and investment banking
San Francisco, CA 94105                                          service group).
6-17-46
-------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman4              Director          1999      Financial Consultant                  13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

88  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                       Directors and Officers (Unaudited)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
        NAME                                                                                     FUND COMPLEX       OTHER
      ADDRESS                       POSITIONS          YEAR      PRINCIPAL OCCUPATIONS            OVERSEEN BY   DIRECTORSHIPS
   DATE OF BIRTH                       HELD          ELECTED(1)     PAST FIVE YEARS                 DIRECTOR         HELD
-------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS(2) AND OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
David L. Redo(3,5)                   Director          1988      5/01-Present, Managing                13     Sit/Kim
Fremont Investment Advisors, Inc.                                Director, Fremont Investment                 International
333 Market Street, 26th Floor                                    Advisors, Inc.; 9/88-5/01 -                  Investment
San Francisco, CA 94105                                          CEO & Managing Director,                     Associates.
9-1-37                                                           Fremont Investment Advisors,
                                                                 Inc;. 9/88-Present, Managing
                                                                 Director, Fremont Group,
                                                                 LLC and Fremont Investors, Inc.
--------------------------------------------------------------------------------------------------------------------------
Nancy Tengler(3,5)                   CEO,              2000      10/00-Present, - President,           13     Fremont
Fremont Investment Advisors, Inc     President                   CIO and Director,-5/01 - CEO-                Investment
333 Market Street, 26th Floor        and Director                Fremont Investment Advisors,                 Advisors, Inc.
San Francisco, CA 94105                                          Inc.; 4/01-Present, Managing
2-26-58                                                          Director, Fremont Group, LLC;
                                                                 5/01-Present - Managing Director-
                                                                 Fremont Investors, Inc; 9/97-9/00,
                                                                 President and CIO, Global Alliance
                                                                 Value Investors, Ltd.; 12/94-9/97,
                                                                 Managing Director and Head of the
                                                                 Value Equities Group, UBS Asset
                                                                 Management (NY) Inc.
--------------------------------------------------------------------------------------------------------------------------
Tina Thomas                          Vice              1996      6/96-Present Vice President,          13
Fremont Investment Advisors, Inc.    President,                  Secretary, and Chief
333 Market Street, 26th Floor        Secretary,                  Compliance Officer, Fremont
San Francisco, CA 94105              and Chief                   Investment Advisors, Inc.
8-7-49                               Compliance
                                     Officer

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)  "Interested persons" within the meaning as defined in the 1940 Act.

(3)  Member of the Executive Committee

(4)  Member of the Audit Committee

(5)  Member of the Fremont Investment Committee

(6) Donald C. Luchessa will retire from the Fremont Mutual Fund Board as a Director effective December 31, 2002.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539

                                                        FREMONT MUTUAL FUNDS  89
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FREMONT FUNDS
--------------------------
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR008a-0212